As filed with the Securities and Exchange Commission on  April 28, 2022

File No.  333-194043

File No. 811-07549

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

PRE-EFFECTIVE AMENDMENT NO.    ☐

POST-EFFECTIVE AMENDMENT NO. 14  ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

AMENDMENT NO. 90  ☒

VARIABLE ANNUITY-1 SERIES ACCOUNT

(Exact Name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Name of Depositor)

8515 E Orchard Road

Greenwood Village, Colorado 80111

(Address of Depositor’s Principal Executive Offices)

 (303) 737-3000

(Depositor’s Telephone Number, including Area Code)

 Bradford Rodgers, Esquire
 Protective Life Insurance Company

2801 Highway 280 South

Birmingham, Alabama 35223

(Name and Address of Agent for Services)

Copy to:

 Stephen Roth, Esq

Thomas Bisset, Esq.

Eversheds Sutherland (US) LLP

700 6th Street, NW

Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate box):

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485
☒  on May 1, 2022 pursuant to paragraph (b) of Rule 485
☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐  on               pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:

 Flexible Premium Deferred Variable Annuity Contract

PROSPECTUS
May 1, 2022
Schwab OneSource Choice Variable Annuity	Issued by Great‑West Life & Annuity Insurance Company Variable Annuity‑1 Series Account P.O. Box 1854 Birmingham, Alabama 35201‑1854 Telephone: (800) 838‑0650
This Prospectus describes the Schwab OneSource Choice Variable Annuity (the “Contract”), an individual flexible premium variable annuity contract that allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. Great-West Life & Annuity Insurance Company (“we,” “us,” or “Great-West”) issued the Contract to eligible persons in all jurisdictions except New York. The Contract may be owned by one or two individuals. A Contract may also be owned by a Grantor Trust that exists for one individual Grantor or two individual Grantors who are each other’s spouse, or by a Non-Grantor Trust (See “Special Terms” below for definitions of capitalized terms). The Contract is no longer available to new purchasers.
When you contribute money to the Contract, you decide how to allocate your money among the various investment options available through Variable Annuity-1 Series Account (the “Series Account”). The Series Account consists of two segments: the Investment Segment (relating to the base Contract) and the Income Segment (relating to an optional Guaranteed Lifetime Withdrawal Benefit Rider). You should consider which features are important to you and the amount of Series Account charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs.
We hold the assets for each investment option in a corresponding Sub-Account of the Series Account. Each Sub-Account, in turn, invests in a Portfolio under the Investment Segment or a Covered Fund under the Income Segment.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
This Prospectus provides important information about the Series Account and investment options that you should know about the Contract, including a description of the material rights and obligations under the Contract. It is important that you read the Contract, riders, and any amendments and endorsements. Please read this Prospectus carefully and keep it on file for future reference. We offer other variable annuity products with different product features, benefits and charges.
If you acquired your Contract before May 1, 2019, certain features described in this Prospectus may not be available under your existing Contract. If you are interested in a feature that is not available, please contact the Service Center at the toll free number below for more information.
The Contract is not a deposit or obligation of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves certain investment risks, including possible loss of principal.
For account information, please contact:
Service Center
Regular Mail:
P.O. Box 1854
Birmingham, Alabama 35201-1854
Overnight Mail:
2801 Highway 280 South
Birmingham, Alabama 35223
(800) 838-0650
This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with the Contract other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
C000141265

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SPECIAL TERMS
1035 Exchange A tax-free exchange of certain types of insurance contracts, as allowed by a provision of the Code.
Accumulation Unit An accounting measure used to determine the Annuity Account Value before the date annuity payouts commence.
Alternate Payee Any Spouse or former Spouse of an Owner who has the right pursuant to a Decree to receive all or a portion of the benefit payable under the Contract with respect to such Owner.
Annuitant (Joint Annuitant) The person named in the application upon whose life the payout of an annuity is based and who will receive annuity payouts. The Annuitant will be the Owner unless otherwise indicated in the application. If you select a Joint Annuitant, “Annuitant” means the older Joint Annuitant or the sole surviving Joint Annuitant, unless otherwise stated. Joint Annuitants must be one another’s Spouse as of the Effective Date. If you name a Contingent Annuitant, the Annuitant will be considered the “Primary Annuitant.” If a Grantor Trust owns the Contract, the Grantor will be the Annuitant unless otherwise indicated in the application. If a Non-Grantor Trust owns the Contract, the grantor will be the Annuitant unless otherwise indicated in the application. If a Non-Grantor Trust owns the Contract, no Contingent Annuitant may be named and the Annuitant will be considered the Primary Annuitant.
Annuity Account An account we establish in your name that reflects the Owner’s interests in the Sub-Accounts in both the Investment Segment and the Income Segment.
Annuity Account Value The sum of the value of each Sub-Account you have selected in both the Investment Segment and Income Segment. The Annuity Account Value is credited with a return based upon the investment experience of the Sub-Account(s) selected by you and will increase and decrease accordingly.
Annuity Commencement Date The date annuity payouts begin, which is either the Payout Election Date or the Annuitant’s 99th birthday if no Payout Election Date has been established. You may change the Annuity Commencement Date if annuity payouts have not already begun. Upon death of the Owner, the Beneficiary may change the Annuity Commencement Date only if the Beneficiary is the Owner’s surviving Spouse and elects to continue the Contract. The Annuity Commencement Date must occur prior to or on the Annuitant’s 99th birthday.
Annuity Payout Period The period beginning on the Annuity Commencement Date and continuing until all annuity payouts have been made under the Contract. During this period, the Annuitant receives payouts from the annuity.
Annuity Unit An accounting measure we use to determine the amount of any variable annuity payout after the first annuity payout is made.
Attained Age During the Guaranteed Annual Withdrawal Phase, the age of the Covered Person (or the age of the younger Joint Covered Person) on the Ratchet Date.
Automatic Bank Draft Plan  A feature, if made available by Great-West, that allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.
Beneficiary The person(s) designated by the Owner to receive any Death Benefit under the terms of the Contract. If the surviving Spouse of an Owner is the surviving Joint Owner, the surviving Spouse will be deemed to be the Beneficiary upon such Owner’s death and may take the death benefit or elect to continue this Contract in force.
Benefit Base For purposes of the GLWB Rider, the amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any GLWB Rider Contribution and is reduced proportionately for any Excess Withdrawal. The Benefit Base can also increase with positive Covered Fund performance on the Ratchet Date and may also be adjusted on the Ratchet Date. The Benefit Base may not exceed $5 million. Any Covered Fund Value over $5 million will be considered excess Covered Fund Value and will not be used to calculate Guaranteed Annual Withdrawals.
Business Day Any day, and during the hours, on which the New York Stock Exchange is open for trading. If a date falls on a non-Business Day, the following Business Day will be used unless otherwise stated in the Prospectus.
Code The Internal Revenue Code of 1986, as amended, and all related laws and regulations which are currently in effect.
Contingent Annuitant The person you may name in the application who becomes the Annuitant when the Primary Annuitant dies. The Contingent Annuitant must be designated before the death of the Primary Annuitant and before annuity payouts have begun. If a Non-Grantor Trust owns the Contract, no Contingent Annuitant may be named.
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Contingent Beneficiary The person you may designate to become the Beneficiary when the primary Beneficiary dies.
Contributions Amounts of money you invest or deposit into your Annuity Account.
Covered Funds Interests in Sub-Account(s) designated for the Income Segment.
•
Great-West Conservative Profile Fund — Investor Class Shares

•
Great-West Moderate Profile Fund — Investor Class Shares

•
Great-West Moderately-Conservative Profile Fund — Investor Class Shares

•
Great-West SecureFoundation® Balanced Fund — Investor Class Shares

•
Any other Portfolio we approve for the GLWB

Covered Fund Value The aggregate value of each Covered Fund.
Covered Person(s) For purposes of the GLWB Rider, the person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal Amount will be based. If there are two Covered Persons, the Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. If a natural person owns the Contract, the Owner of the Contract must be a Covered Person. If a Grantor Trust owns the Contract, the Grantor(s) must be the sole Covered Person(s). A Joint Covered Person must be the Owner’s Spouse and (i) a Joint Owner; or (ii) the 100% primary Beneficiary under the Contract. If a Non-Grantor Trust owns the Contract, the Covered Person, if any, must be the Annuitant.
Death Benefit The amount payable to the Beneficiary when the Owner or the Annuitant dies, as applicable.
Decree A divorce or separation instrument, as defined in Section 121(d)(3)(C)(i) of the Code, that creates or recognizes the existence of an Alternate Payee’s right to, or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable with respect to an Owner that Great-West accepts and approves, except as otherwise agreed.
Distributions Amounts paid from a Covered Fund, including but not limited to partial and systematic withdrawals.
Effective Date The date on which the first Contribution is credited to your Annuity Account.
Eligible Designated Beneficiary (EDB)  is a designated Beneficiary that also meets the requirements defined in Code Section 401(a)(9)(E)(ii). An EDB includes: (i) the surviving spouse of the Owner; (ii) a minor child (until they reach the age of majority); (iii) a disabled person (within the meaning of Code Section 72(m)(7)); (iv) a chronically ill person; or (v) an individual who is not more than 10 years younger than the owner. A beneficiary’s status as an EDB is determined on the date of the owner’s death.
Excess Withdrawal An amount either distributed or transferred from the Covered Funds during the GLWB Accumulation Phase or any amount combined with all other amounts that exceed the annual GAW during the GAW Phase that reduces your Benefit Base. The Guarantee Benefit Fee and the M&E Charge shall not be treated as a Distribution or Excess Withdrawal for this purpose.
Guarantee Benefit Fee The fee associated with the Income Segment and GLWB Rider. The Guarantee Benefit Fee also is sometimes referred to as the GLWB Rider Fee. For Contract applications signed before May 1, 2017, the Guarantee Benefit Fee is based on a percentage of Covered Fund Value. For Contract applications signed on or after May 1, 2017, the Guarantee Benefit Fee is based on a percentage of the Benefit Base.
Guaranteed Annual Withdrawal (GAW) For purposes of the GLWB Rider, the annualized withdrawal amount that we guarantee for the lifetime of the Covered Person(s).
Guaranteed Annual Withdrawal Percentage (GAW%) The percentage of the Benefit Base that determines the amount of the GAW. The GAW% is set forth in a Rate Sheet Supplement to this Prospectus. The applicable Rate Sheet Supplement and GAW% are based on the date you signed the application to purchase the Contract. For the GAW% applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.For the GAW% applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages from Rate Sheet Supplements” at the end of this Prospectus.
Guaranteed Annual Withdrawal (GAW) Phase The period of time between the Initial Installment Date and the first day of the GLWB Settlement Phase. The GAW Phase begins when you elect to begin taking GAW payments.
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Guaranteed Lifetime Withdrawal Benefit (GLWB) A payment option offered by the GLWB Rider that pays Installments during the life of the Covered Person(s). The Covered Person(s) will receive periodic payments in either monthly, quarterly, semiannual, or annual Installments that in total over a 12-month period equal the GAW, without causing an Excess Withdrawal.
GLWB Accumulation Phase The period of time between the GLWB Rider Election Date and the Initial Installment Date.
GLWB Rider The Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider issued to the Owner which specifies the benefits, rights, privileges, and obligations of the Owner and Great-West in the Income Segment, as modified by the Rate Sheet Supplement applicable on the date you signed the application to purchase the Contract. The GLWB Rider is initiated by allocating Contributions to the Income Segment Covered Funds. All guarantees are subject to the claims paying ability of Great-West. The GAW% and Joint GAW% are disclosed in a Rate Sheet Supplement to the Prospectus applicable on the date you signed the application to purchase the Contract. For the GAW% and Joint GAW% applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages from Rate Sheet Supplements” at the end of the Prospectus.
GLWB Rider Contributions Owner-directed amounts received and allocated to the Owner’s Covered Funds in the Income Segment, including but not limited to Transfers from other assets in the Contract. If this Contract is a Qualified Annuity Contract, GLWB Rider Contributions may also include rollovers as defined under Section 402(c), 403(b)(8), 408(d)(3) and 457(e)(16) of the Code. Reinvested dividends, capital gains, and settlements arising from the Covered Funds will not be considered GLWB Rider Contributions for the purpose of calculating the Benefit Base but will affect the Covered Fund Value. We reserve the right to stop accepting GLWB Rider Contributions at any time and will provide the Owner with a 30 day notice.
GLWB Rider Election Date The Business Day on which the Owner or Spouse Spouse Beneficiary elects the GLWB option in the GLWB Rider by allocating GLWB Rider Contributions to the Covered Fund(s). The GLWB Rider Election Date shall be the date upon which the Initial Benefit Base is calculated and before the Owner attains the age of 86 years old.
GLWB Settlement Phase The period when the Covered Fund Value has reduced to zero, but the Benefit Base is still positive during which Installments will continue to be paid.
Grantor The natural person who is treated under Sections 671 through 679 of the Code as owning the assets of a Grantor Trust. All Grantors must be individuals.
Grantor Trust A trust, the assets of which are treated under Sections 671 through 679 of the Code as being owned by the Grantor(s), which is a permissible Contract ownership type that may be selected at Contract issue or later. We allow a Grantor Trust to be an Owner only if it either has a single Grantor who is a natural person, or has two Grantors who are one another’s Spouse as of the Effective Date.
Income Segment Assets allocated to the Sub-Account(s) associated with the optional GLWB Rider attached to the Contract.
Income Segment Account Value The sum of the values of the Sub-Accounts in the Income Segment credited to the Owner under the Annuity Account. The Income Segment Account Value is credited with a return based upon the investment experience of such Income Segment investment option(s) selected by the Owner and will increase or decrease accordingly.
Initial Installment Date The date of the first Installment under the GLWB, which must be a Business Day.
Installments Periodic payments of the GAW that in total over a year can equal up to the GAW without causing an Excess Withdrawal.
Investment Segment Assets allocated to the Sub-Accounts not associated with the optional GLWB Rider attached to the Contract.
Investment Segment Account Value The sum of the values of the Sub-Accounts in the Investment Segment credited to the Owner under the Annuity Account. The Investment Segment Account Value is credited with a return based upon the investment experience of such Investment Segment investment option(s) selected by the Owner and will increase or decrease accordingly.
Joint GAW% The GAW% used with the GLWB Rider if there are two Covered Persons. The Joint GAW% is set forth in a Rate Sheet Supplement to the Prospectus. The applicable Rate Sheet Supplement and Joint GAW% are based on
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the date you signed the application to purchase the Contract. For the GAW% and Joint GAW% applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages from Rate Sheet Supplements” at the end of the Prospectus.
Mortality and Expense Risk Charge (M&E Charge) An amount deducted from your Annuity Account Value at the end of each valuation period to compensate Great-West for bearing certain mortality and expense risks under the Contract.
Non-Grantor Trust A trust, in which the grantor has relinquished control over trust assets and in which trust assets do not form a part of the grantor’s estate, which is a permissible Contract ownership type that may be selected at Contract issue or later. A Non-Grantor Trust must be issued a Tax Identification Number in order to qualify as Owner of the Contract. If a Non-Grantor Trust owns the Contract, the grantor will be the Annuitant unless otherwise indicated in the application, and the Owner (the Non-Grantor Trust) will at all times be the Beneficiary.
Non-Qualified Annuity Contract An annuity Contract which is not intended to satisfy the requirements of Sections 408(b) (IRAs) or 408A (Roth IRAs) of the Code. We may issue this Contract as a Non-Qualified Annuity Contract.
Non-Qualified Stretch Annuity Contract A permissible Contract ownership type that may be elected by a natural person Beneficiary only upon the death of the original Owner. This type of annuity Contract is not intended to satisfy the requirements of Section 408(b) (IRAs) or Section 408A (Roth IRAs) of the Code. The “Beneficial Owner” for a Contract held as a Non-Qualified Stretch Annuity is the natural person who is the designated Beneficiary of any Death Benefit proceeds as a result of the death of the original Contract Owner, and may not be a non-natural entity such as a Grantor Trust or Non-Grantor Trust. A “Successor Beneficiary”(defined below) may elect to receive his or her interest in a single sum or over the remaining distribution period initially selected by the Beneficial Owner, and cannot be a non-natural entity.
Owner (Joint Owner) or You The person(s) named in the application who is entitled to exercise all rights and privileges under the Contract, while the Annuitant is living. Joint Owners must be one another’s Spouse as of the Effective Date and must both be natural persons. The Annuitant will be the Owner unless otherwise indicated in the application. If the Contract is intended to be held as a Qualified Annuity Contract, the Owner must be the Annuitant and a Joint Owner is not permitted. The Owner must be either a natural person, a Grantor Trust, or a Non-Grantor Trust. If the Owner is a Grantor Trust, all references to the life, age or death of the Owner shall pertain to the life, age or death of the Grantor(s). If the Owner is a Non-Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Annuitant, and where there are Joint Annuitants, shall pertain to the older Joint Annuitant. If there is a change of ownership of the Contract from a Non-Grantor Trust to a natural person, the original Annuitant and/or Joint Annuitant shall continue to determine any benefits under the Contract and GLWB Riders.
Payout Election Date The date on which annuity payouts or periodic withdrawals begin from the Investment Segment. The Payout Election Date must occur before the Annuitant’s 99th birthday.
Portfolio A registered management investment company, or portfolio or series thereof, in which the assets of the Series Account may be invested.
Premium Tax A tax that a state or other governmental authority charges. Varying by state, the current range of Premium Taxes is 0% to 3.5% and may be deducted with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Payout Election Date, or the Annuity Account Value when incurred by Great-West or at another time of Great-West’s choosing.
Qualified Annuity Contract An annuity contract that is intended to qualify under Sections 408(b) (IRAs) or 408A (Roth IRAs) of the Code. We may issue this Contract as a Qualified Annuity Contract, in which case, under the Code, assignment of the Contract and GLWB Rider is not permitted.
Ratchet For purposes of the GLWB Rider, an increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date.
Ratchet Date During the GLWB Accumulation Phase, the Ratchet Date is the first anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. During the GAW Phase, the Ratchet Date is the Initial Installment Date and each anniversary thereafter. A Reset may also occur on the Ratchet Date during the GAW Phase. For Contract applications signed before May 1, 2017, if the anniversary is a non-Business Day, the Ratchet Date shall be the preceding Business Day for that year. For Contract applications signed on or after May 1, 2017, if the anniversary is a non-Business Day, the Ratchet Date shall be the following Business Day for the year.
Rate Sheet Supplement Supplements to the Prospectus which we periodically filed with the SEC (prior to ceasing sales of the Contract) that detail and modify certain rates associated with the GLWB Rider for new Contract purchases.
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Rate Sheet Supplements disclose the GAW%s and the Joint GAW%s for all GLWB Riders applicable for a specified range of dates. The terms of a Rate Sheet Supplement (including GAW%s, Joint GAW%s) with no specified end date may not be amended unless we provide a minimum of 10 business days prior notice. GAW%s and Joint GAW%s reflected in Rate Sheet Supplements may be found in the Appendix entitled “Guaranteed Annual Withdrawal Percentages from Rate Sheet Supplements” at the end of the Prospectus, as well as on the SEC’s website (www.sec.gov) by searching with File Number 333-194043.
Request Any written, telephoned, electronic or computerized instruction in a form satisfactory to Great-West that the Service Center receives from you, your designee (as specified in a form acceptable to Great-West) or the Beneficiary (as applicable) as required by any provision of the Contract. The Request is subject to any action taken or payment made by Great-West before it is processed.
Reset A change made to the Benefit Base and GAW% if the Covered Fund Value multiplied by the Attained Age GAW% is higher than the current Benefit Base multiplied by the current GAW% on the Ratchet Date. Installments will not change unless you provide a Request.
Restricted Beneficiary Payout Option  a Beneficiary payout option that may be selected at Contract issue or later, available by endorsement to this Contract and providing that an Owner can pre-select the amount and form of payout option for any given Beneficiary.
Series Account Variable Annuity-1 Series Account , the segregated asset account established by Great-West under Colorado law and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Service Center You may write to us at our administrative office at P.O. Box 1854 Birmingham, Alabama 35201-1854 (Regular Mail); 2801 Highway 280 South, Birmingham, Alabama 35223 (Overnight Mail); or call us toll free at (800) 838-0650.
Spouse A person recognized as a spouse in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Sub-Account A division of the Series Account containing the shares of a Portfolio in the Investment Segment, the Income Segment, or both. There is a Sub-Account for each Portfolio. We may also refer to a Sub-Account as an “investment option” in the Prospectus, SAI, or Series Account financial statements, or a “subaccount” in marketing materials.
Successor Beneficiary Upon the death of the Beneficial Owner, the natural person who is entitled to receive the Beneficial Owner’s remaining interest in a Contract held as a Non-Qualified Stretch Annuity. A Successor Beneficiary may elect to receive his or her interest in a single sum or over the remaining distribution period initially selected by the Beneficial Owner. A non-natural entity, such as a Grantor Trust or Non-Grantor Trust, is not permitted as a Successor Beneficiary of a Contract held as a Non-Qualified Stretch Annuity.
Surrender Value Your Annuity Account Value on the Transaction Date of the surrender, less Premium Tax, if any.
Transaction Date The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next Business Day. Requests will be processed and the Annuity Account Value will be determined on each day that the New York Stock Exchange is open for trading.
Transfer Moving amounts from and among the Sub-Account(s).
Valuation Date The date on which the net asset value of each Portfolio is determined, which is the end of each day that the New York Stock Exchange is open for regular business.
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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
FEES AND EXPENSES
Charges for Early Withdrawals	There are no charges for surrenders or partial withdrawals prior to the Annuity Commencement Date.
Transaction Charges	Transfer Charge. Currently no charge, but we reserve the right to charge $25 per transfer. For additional information about transaction charges, see “FEE TABLE” in the Prospectus.
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Annual Fee	Maximum	Minimum
Base contract (1)	0.85%	0.65%
Investment options (Portfolio fees and expenses) (2)	2.28%	0.03%
Optional Guaranteed Lifetime Withdrawal Benefit Riders available for an additional charge (for a single optional benefit, if elected)
For Contract applications signed before May 1, 2017 (3)	1.50%	1.00%
For Contract applications signed on or after May 1, 2017 (4)	1.50%	0.90%

(1)
We calculate the Base Contract fee by dividing the total amount we receive from the Mortality and Expense Risk Charge for the last fiscal year by the total average net assets attributable to the Contracts for that year.

(2)
As a percentage of Portfolio Assets.

(3)
Charges are assessed quarterly, as a percentage of the current Covered Fund Value.

(4)
Charges are assessed quarterly, as a percentage of the current Benefit Base.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand that cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.
Lowest Annual Cost: $680	Highest Annual Cost: $4,630
Assumes:	Assumes:

•
Investment of  $100,000

•
5% annual appreciation of the Annuity Account Value

•
Least expensive combination of Portfolio fees and expenses

•
No optional GLWB Rider

•
No sales charges

•
No additional purchase payments, transfers or withdrawals

•
Investment of  $100,000

•
5% annual appreciation of the Annuity Account Value

•
Most expensive combination of GLWB Rider fee and Covered Funds or Portfolio fees and expenses

•
No sales charges

•
No additional Purchase Payments, transfers, or withdrawals

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RISKS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal. For additional information about the risk of loss, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the Prospectus.
Not a Short-Term Investment
This Contract is a long-term investment and is typically most useful as part of a personal retirement plan. It is not suitable as a vehicle for short-term savings and is not appropriate for an investor who needs ready access to cash. If you elect to have Consultant fees paid out of your Annuity Account Value, this deduction will reduce your Death Benefit and other guaranteed benefits. Early withdrawals may be subject to federal and state income taxes and a 10% federal additional tax if you are younger than 59½.
For additional information about the investment profile of the Contract, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT,” “DEDUCTIONS TO PAY CONSULTANT FEES” and “OVERVIEW OF THE VARIABLE ANNUITY CONTRACT” in the Prospectus.

Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the investment performance of the Portfolios corresponding to the Sub-Accounts you select.
Each Portfolio has its own unique risks.
You should review the prospectuses for the Portfolios before making an investment decision.
For additional information about the risks associated with Investment Options, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT,” “THE PORTFOLIOS” and “WHERE TO FIND MORE INFORMATION ABOUT THE PORTFOLIOS” in the Prospectus.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Great-West, including that any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Great-West. More information about Great-West, including its financial strength ratings, is available upon request from Great-West by contacting the Retirement Resource Operations Center at (800) 838-0650.
For additional information about Company risks, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” and “GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ” in the Prospectus.

RESTRICTIONS
Investments
Currently, there is no charge when you transfer Annuity Account Value among the Sub-Accounts. However, we reserve the right to charge $25 for each transfer in the future.
If you transfer any amount from a Covered Fund to an investment option that is not a Covered Fund, you will be unable to make any transfers into a Covered Fund for at least 90 calendar days.
In addition, we reserve the right to reject or restrict transfers if we determine that the transfers reflect excessive frequent trading or a market timing strategy, or we are required to reject or restrict a transfer by the applicable Portfolio.
Great-West also reserves the right to discontinue or substitute any Portfolio as an investment option that is available under the Contract.
For additional information about Investments, see “GUARANTEED LIFETIME WITHDRAWAL BENEFIT - TYPES OF EXCESS WITHDRAWALS,” “ADDITION, DELETION OR SUBSTITUTION OF SUB-ACCOUNTS” and “MARKET TIMING AND EXCESSIVE TRADING” in the Prospectus.

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RESTRICTIONS
Optional Benefits
Excess Withdrawals will reduce your Covered Fund Value and may reduce the value of your Benefit Base by an amount greater than the value withdrawn or result in termination of the Guaranteed Lifetime Withdrawal Benefit (“GLWB”).
The GLWB Rider requires you to allocate Annuity Account Value to the Covered Funds available under the Income Segment. The number and type of Covered Funds are limited. If you fail to satisfy these investment requirements, we may terminate the benefit. In addition, if you transfer any amount from a Covered Fund to an investment option that is not a Covered Fund, you will be unable to make any transfers into a Covered Fund for at least 90 calendar days.
If you annuitize your Contract before Installments under the GLWB Rider have begun, the entire Annuity Account Value will be annuitized and any benefit under the Rider will terminate.
Great-West reserves the right to refuse to accept additional GLWB Rider Contributions to the Covered Fund(s).
The Benefit Base may not exceed $5 million.
For additional information about the optional benefits, see “GUARANTEED LIFETIME WITHDRAWAL BENEFIT” in the Prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in payments received under, and other transactions in connection with the Contract.
There is no additional tax benefit to the investor if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA).
Withdrawals will be taxed at ordinary income tax rates, and may be subject to an additional tax if you take a withdrawal before age 59½. If you elect to have Consultant fees paid out of your Annuity Account Value, this deduction will reduce your Death Benefit and other guaranteed benefits and may be subject to federal and state income taxes and a 10% federal additional tax if you are younger than age 59½.
For additional information about tax implications, see “DEDUCTIONS TO PAY CONSULTANT FEES,” “TAX CONSEQUENCES OF WITHDRAWALS,” and “TAXATION OF ANNUITIES IN GENERAL” in the Prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
We pay compensation, in the form of commissions, non-cash compensation, and asset-based compensation, to broker-dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to the broker-dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The prospect of receiving, or the receipt of, asset-based compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Contracts over other variable insurance products (or other investments). You may wish to take such compensation arrangements into account when considering and evaluating any recommendation relating to the Contracts.
For additional information about compensation, see “DISTRIBUTION OF THE CONTRACTS” in the Prospectus.

Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your current Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
Overview of the Variable Annuity Contract
Purpose of the Contract
The Schwab OneSource Choice Variable Annuity is an individual flexible premium variable annuity that provides a Death Benefit. The Contract is designed to help you invest on a tax-deferred basis, meet long-term financial goals, or
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plan for your retirement. You can accumulate assets by investing money in the Contract’s variable investment options (the Sub-Accounts) and then later convert those accumulated assets into a stream of guaranteed income payments from us. In the event of your death before annuity payouts begin, we will pay a Death Benefit to your Beneficiaries based on one of two Death Benefit Options available under the Contract. The performance of your Annuity Account Value will vary with the investment performance of the Portfolios corresponding to the Sub-Accounts you select. An optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider is available any business day prior to your 86th birthday, and is designed to help you achieve your financial goals and protect against certain financial risks.
This Contract may be appropriate for you if you have a long investment time horizon and the Contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the Contract’s Portfolios. You should consider your need for cash, time horizon for investment and financial goals before submitting an application to purchase the Contract. You may want to consult your financial or tax advisor.
Phases of the Contract
There are two phases of the Contract: the accumulation phase and the annuity phase. During the accumulation phase, you may allocate your money between the two segments that comprise the Series Account: (1) the Investment Segment and (2) the Income Segment . When you make a Contribution to your Contract, you choose how your Contributions are allocated between the Portfolios in the Investment Segment and the Covered Fund(s) in the Income Segment. You may allocate all or a portion of Contributions to either Segment Segment, and generally transfer all or part of your Annuity Account Value among and between the Sub-Accounts.
Investment Segment. Under the Investment Segment, you invest the money under your Contract in one or more available variable investment options to help you build assets on a tax-deferred basis. The available investment options include:
•
Portfolios. The Investment Segment consists of a wide variety of Portfolios, allowing you to select among Sub-Accounts that invest in different asset classes and which utilize different investment advisers.

Additional information about each Portfolio is provided in an appendix to this Prospectus. Please see Appendix A – Portfolios Available Under the Contract.
The amount of money you accumulate in the Investment Segment depends (in part) on the performance of the investment options you choose. Your accumulated assets impact the value of your Contract’s benefits, including the Death Benefit and the amount available for withdrawal.
Under the Investment Segment, you may choose to receive payouts through periodic withdrawals from the Investment Segment Account Value or by electing to receive annuity payouts from your Contract. Electing to receive annuity payouts is referred to as “annuitizing” your Contract.
Income Segment. If you choose to elect the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider, you must make an allocation or transfer to the Income Segment. The Income Segment consists of several Portfolios that we refer to as Covered Funds. Your accumulated assets in the Income Segment impact the value of your GLWB Rider and Guaranteed Annual Withdrawals. You can make subsequent Contributions to the Income Segment at any time before you begin receiving annuity payments. The Income Segment consists of two phases: (1) the GLWB Accumulation Phase and (2) the Guaranteed Annual Withdrawal Phase.
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GLWB Accumulation Phase. The GLWB Accumulation Phase begins when you make a GLWB election by investing money in a Covered Fund(s) under the Income Segment. You may make additional Contributions to the Covered Fund(s) after your initial GLWB Rider Contribution, subject to restrictions. The GLWB Accumulation Phase ends when you elect to begin taking Guaranteed Annual Withdrawals.

•
Guaranteed Annual Withdrawal (“GAW”) Phase. When you are ready to receive GAWs under the GLWB Rider, you may elect to begin the GAW Phase. The GAW Phase cannot begin until all Covered Persons attain age 59½. At that time, you may elect to begin receiving Installments. Additional Contributions may be made during the GAW Phase; however, no additional Contributions may be made if you elect to annuitize your Contract.

Once you annuitize your Contract, you will receive a stream of income payments from us, but you will be unable to make additional Contributions or take withdrawals, other than your annuity payouts. If you elect to annuitize your Contract, the entire Annuity Account Value will be annuitized at that time and any benefit under the GLWB Rider will terminate. However, if you have already initiated Installments under the GLWB Rider, only the Investment Segment will be annuitized. Once Installments under theGLWB Rider have begun, the Income Segment cannot be annuitized.
You decide when to annuitize your Contract, although there are restrictions on the earliest and latest times that your Contract may be annuitized. If you do not annuitize or surrender your Contract, your Contract will automatically be
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annuitized on your 99th birthday. You may also purchase an annuity payout option if your Investment Segment Account Value meets the minimum requirement. There are a variety of annuity payout options from which you may choose, including payments for life or for a guaranteed period of years.
Contract Features
Accessing Your Money. You may withdraw money from your Contract at any time before the Annuity Payout Period. If you make a withdrawal, you may have to pay income taxes, including an additional tax if you are younger than age 59½. Withdrawals may negatively impact the value of your Contract’s benefits, and may cause the optional GLWB Rider to terminate.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings are generally not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payout, or upon payment of the Death Benefit.
Optional Benefits. You may be able to elect (or may have elected) the optional GLWB Rider under the Contract for an additional fee. The GLWB Rider may not be available through all financial intermediaries. The GLWB Rider can be elected at any time before your 86th birthday. The GLWB Rider option is designed to provide a guaranteed income stream that may last as long as you live.
Death Benefits. If you die before the Annuity Commencement Date, we will pay the Death Benefit to your Beneficiary or Beneficiaries. The amount distributed will depend on which of the two Death Benefit Options you select. The Contract offers a choice of two Death Benefit Options: Death Benefit Option 1 and Death Benefit Option 2.
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Death Benefit Option 1. The Death Benefit is your Annuity Account Value minus any Premium Tax. This Death Benefit is the default Death Benefit offered by the Contract.

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Death Benefit Option 2. The Death Benefit is the greater of  (1) your Annuity Account Value, minus any Premium Tax or (2) the sum of all Contributions, minus the proportionate impact of partial withdrawals, distributions and Premium Tax, if any. This Death Benefit is offered only through an endorsement to the Contract.

Additional Services and Features.
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Dollar Cost Averaging. This program allows for systematic transfers from any Investment Segment Sub-Account to any other open Sub-Account in either the Investment Segment or the Income Segment.

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Rebalancer. This feature allows you to automatically reallocate your Investment Segment Account Value to maintain your desired Sub-Account allocation.

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Automatic Bank Draft Program. This feature allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.

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Periodic Withdrawals. You may Request that all or part of the Investment Segment Account Value be applied to a periodic withdrawal option. If you choose to receive payouts from your Contract through periodic withdrawals, you may select from a variety of payout options.

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FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State Premium Taxes may also be deducted.

Owner Transaction Expenses
Maximum Transfer Charge	$25*

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Currently, there is no charge for Transfers. We reserve the right, however, to impose a transfer charge after we notify you. See “Transfers” below.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including Portfolio fees and expenses.If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

	Maximum	Current
Base Contract Expenses (as a percentage of average Annuity Account Value)(1)	0.85%	0.65%
Optional GLWB Rider Fees(2)	Maximum	Current
Optional Guaranteed Lifetime Withdrawal Benefit Riders (with charges assessed quarterly)
Guarantee Benefit Fee as a percentage of the current Covered Fund Value (for Contract applications signed before May 1, 2017)	1.50%	1.00%
Guarantee Benefit Fee as a percentage of the current Benefit Base (for Contract applications signed on or after May 1, 2017)	1.50%	0.90%

(1)
The Base Contract Expenses include the Mortality and Expense Risk Charge, which is based on the Death Benefit you selected when you purchased your Contract. The table shows the highest charge, which is associated with Death Benefit Option 2: Guaranteed Minimum Death Benefit. The charge for Death Benefit Option 1: Return of Account Value Death Benefit is 0.65%. For more information, see the “Mortality and Expense Risk Charge” section of the Prospectus.

(2)
GLWB Rider Fees will not apply to your Contract if you do not elect the GLWB Rider. The maximum GLWB Rider Fee reflected in the Fee Table will not change; however, the current fee may be different depending on when you elect the GLWB Rider.

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The next item shows the minimum and maximum total operating expenses charged by the Portfolios, before any waivers or reimbursements, that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.
A complete list of Portfolios available under the Contract, including their annual expenses, may be found at the back of this Prospectus.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
(Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)(1)	0.03%	2.28%

(1)
Several of the Portfolios (the Great-West Profile Funds, the Great-West Lifetime Funds, and the Great-West Secure Foundation Balanced Fund) are “funds of funds” that invest substantially all of their assets in shares of other Great-West Funds, portfolios in the same group of investment companies as Great-West Funds, Inc., and portfolios of unaffiliated investment companies (the “Underlying Portfolios”). Because of this, the Great-West Profile Funds, Great-West Lifetime Funds, and Great-West Secure Foundation Balanced Fund also bear their pro rata share of the operating expenses of the Underlying Portfolios. The above minimum and maximum expenses include fees and expenses incurred indirectly by the Great-West Profile Funds, the Great-West Lifetime Funds, and Great-West Secure Foundation Balanced Fund as a result of their investment in shares of one or more Underlying Portfolios.

THE ABOVE EXPENSES FOR THE PORTFOLIOS WERE PROVIDED BY THE PORTFOLIOS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION FOR THE PORTFOLIOS THAT ARE UNAFFILIATED WITH GREAT-WEST.
Examples
These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, Base Contract Expenses, any optional rider charges and Portfolio fees and expenses.
Income Segment Example — Maximum Guarantee Benefit Fee. The Example below assumes that you invest $100,000 in the Income Segment of the Contract (and nothing in the Investment Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge, maximum Guarantee Benefit Fee and the maximum fees and expenses of any of the Portfolios in the Income Segment. In addition, this Example assumes no Transfers were made and no Premium Taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If you retain your Contract, surrender your Contract, or annuitize your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$3,330	$10,668	$18,995	$44,877
Investment Segment Example. The Example below assumes that you invest $100,000 in the Investment Segment of the Contract (and nothing in the Income Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge and the maximum fees and expenses of any of the Portfolios in the Investment Segment. In addition, this Example assumes no Transfers were made and no Premium Taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If you retain your Contract, surrender your Contract, or annuitize your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$3,130	$10,047	$17,922	$42,535
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Income Segment Example — Current Guarantee Benefit Fee (for Contract applications signed prior to May 1, 2017). The Example below assumes that you invest $100,000 in the Income Segment of the Contract (and nothing in the Investment Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge, current Guarantee Benefit Fee of 1.00% of Covered Fund Value, and the maximum fees and expenses of any of the Portfolios in the Income Segment. In addition, this Example assumes no Transfers were made and no Premium Taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If you retain your Contract, surrender your Contract, or annuitize your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$2,830	$9,110	$16,297	$38,943
Income Segment Example — Current Guarantee Benefit Fee (for Contract applications signed on or after May 1, 2017). The Example below assumes that you invest $100,000 in the Income Segment of the Contract (and nothing in the Investment Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge, current Guarantee Benefit Fee of 0.90% of Benefit Base, and the maximum fees and expenses of any of the Portfolios in the Income Segment. In addition, this Example assumes no Transfers were made and no Premium Taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If you retain your Contract, surrender your Contract, or annuitize your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$2,730	$8,797	$15,751	$37,725
These Examples do not show the effect of Premium Taxes. Premium Taxes (ranging from 0% to 3.5%) are deducted from Annuity Account Value upon full surrender, death, or annuitization. These Examples also do not include any of the taxes or penalties you may be required to pay if you surrender your Contract.
The fee tables and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See “Charges and Deductions” below.
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PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. You bear the risk of any decline in the Annuity Account Value resulting from the performance of the investment options you have chosen. This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, the Contract may not be right for you. The benefits of tax deferral, long-term income, and optional benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the Contract. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS additional tax. A withdrawal may reduce the value of your standard and optional benefits. For instance, a withdrawal will reduce the value of the Death Benefit. In addition, an Excess Withdrawal may reduce the value of a GLWB Rider by an amount greater than the amount withdrawn and could result in termination of the benefit. A surrender will result in the termination of your Contract. Partial withdrawals or surrenders from the Contract are not permitted after annuity payouts begin. If you elect to have Consultant fees paid out of your Annuity Account Value, this deduction will reduce your Death Benefit and other guaranteed benefits and may be subject to federal and state income taxes and a 10% federal additional tax if you are younger than age 59½. If deductions of Consultant fees from Covered Fund(s) in the Income Strategy exceed 1.5% of Covered Fund Value annually, the amount in excess of the 1.5% annual limit is considered an Excess Withdrawal, and may reduce or terminate your benefits under a GLWB Rider. See “Deductions to Pay Consultant Fees” and “Taxation of Annuities in General” for more information.
Selection Risk. There is a risk that you may not choose, or may not have chosen, the benefit that is best suited for you based on your present or future needs and circumstances, and that the benefits that are more suited for you (if any) may not be available. In addition, if you elect the GLWB Rider and do not use it, you will have paid for a benefit that did not provide a financial return. There is also a risk that any financial return of the GLWB Rider, if any, will ultimately be less than the amount you paid for the benefit.
Investment Requirements Risk. If you elect the GLWB Rider, you will be subject to investment requirements that require you to allocate Annuity Account Value to the Covered Funds available under the Income Segment. We may terminate your optional benefit if you fail to satisfy such investment requirements. We limit the number and type of Covered Funds available to you under the Income Segment and limit your ability to take certain actions under the Contract. These investment requirements are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your Annuity Account Value and the potential growth of your benefits. This may conflict with your personal investment objectives.
Contribution Risk. Your ability to make subsequent Contributions is subject to restrictions. We reserve the right to refuse any Contribution, to further limit your ability to make subsequent Contributions, and require our prior approval before accepting Contributions. There is no guarantee that you will always be permitted to make Contributions.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the Contract that are paid from our general account are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cyber Security Risks. Because our variable annuity contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions), cyber-attacks, and similar incidents or events. These risks include, among other things, the theft, loss, misuse, corruption, and destruction of data maintained online or digitally, denial of service on our website and other operational disruption, unauthorized access to or release of confidential Owner information, and unintentional events and occurrences. Such system failures, cyber-attacks, and similar incidents or events affecting us, the Portfolios or Covered Funds, intermediaries and other affiliated or third-party service providers or business partners may adversely affect us and your Annuity Account Value. For instance, system failures, cyber-attacks, and similar incidents or events may interfere with our processing of Contract transactions, including the processing of Transfer Requests, impact our ability to calculate Accumulation Unit values, cause the release, loss, and possible destruction of confidential Owner or business information, impede order processing, subject us and/or our service providers, intermediaries, and business partners to regulatory inquiries and proceedings (possibly resulting in fines and/or penalties), litigation, financial losses and other costs, and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Portfolios or Covered Funds invest, which may cause the Portfolios or Covered Funds underlying your Contract to lose value. In addition, the risk of cyber-attacks may be higher
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during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). The constant change in technologies and increased sophistication and activities of hackers and others continue to pose new and significant cybersecurity threats. While there can be no assurance that we, the Portfolios or Covered Funds, or our service providers or business partners will avoid these risks at all times or avoid losses affecting your Contract due to cyber-attacks, information security breaches, or similar incidents or events in the future, we take reasonable steps to mitigate these risks and secure our systems from such risks.
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Great-West is a stock life insurance company that was originally organized under the laws of the State of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation in 1980 prior to changing to our current name in 1982. In September of 1990, we redomesticated under the laws of the State of Colorado. Our executive office is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Great-West is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a Delaware holding company. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco, Inc. (“Lifeco”), a Canadian holding company. Lifeco operates in the United States primarily through the Company and through Putnam Investments, LLC (“Putnam”), and in Canada and Europe through The Canada Life Assurance Company (“CLAC”) and Irish Life Group Limited and their respective subsidiaries. Lifeco is a subsidiary of Power Financial Corporation (“Power Financial”), a Canadian holding company with substantial interests in the financial services industry. Power Corporation of Canada (“Power Corporation”), a Canadian holding and management company, has voting control of Power Financial. The Desmerais Family Residuary Trust, through a group of private holding companies that it controls, has voting control of Power Corporation.
The shares of Lifeco and Power Corporation are traded publicly in Canada on the Toronto Stock Exchange.
We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands, and Guam.
Any payments we are required to make to you under the GLWB Rider will depend on our long-term ability to make such payments. We will make all payments under the GLWB Rider in the GLWB Settlement Phase from our general account, which is not insulated from the claims of our third party creditors. Therefore, your receipt of payments from us is subject to our financial strength and claims paying ability. The Covered Funds do not make payments under the GLWB Rider.
On June 3, 2019, Great-West entered into an indemnity reinsurance agreement (the “Agreement”) with Protective Life Insurance Company (“Protective”) to indemnify and reinsure the obligations of Great-West under substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this Contract.
Under the Agreement, as of October 5, 2020, Protective provides administration and customer service for this Contract in accordance with its terms and conditions. Great-West will continue its present role as the issuer of your Contract and will remain responsible for the administration and customer service of the Contract. All of your rights and benefits under your Contract and Great-West’s obligations under the Contract remain unchanged.
The Series Account
We established the Series Account in accordance with Colorado laws on July 24, 1995. The Series Account is registered with the SEC under the 1940 Act as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Series Account.
The Contract may refer to the Series Account as the “Separate Account.”
We own the assets of the Series Account. The income, gains, or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains, or losses.
We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts and other of our variable insurance products participating in the Series Account. Those assets may not be charged with our liabilities from our other business. Our obligations under the Contracts and other products are, however, our general corporate obligations.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account
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or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.
The Series Account is divided into several Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment Portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new Sub-Accounts, terminate, substitute or discontinue existing Sub-Accounts. The income, gains, or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to, or charged against, that Sub-Account without regard to the other income, gains, or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be fully invested in Portfolio shares.
We hold the assets of the Series Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.
The Portfolios
The Contract offers a number of investment options, corresponding to the Sub-Accounts. Each Sub-Account invests in a single Portfolio. Each Portfolio is a separate mutual fund registered under the 1940 Act. The currently available Portfolios, their investment types, advisers and sub-advisers, current expenses, and past performance are summarized in the chart located in Appendix A: Portfolios Available Under the Contract. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Portfolios. You should read the Portfolios’ prospectuses in connection with this Prospectus. You may obtain a copy of the Portfolios’ prospectuses without charge by Request. If you received a summary prospectus for a Portfolio, please follow the directions on the first page of the summary prospectus to obtain a copy of that Portfolio’s prospectus.
Each Portfolio:
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holds its assets separately from the assets of the other Portfolios,

•
has its own distinct investment objectives and policies, and

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operates as a separate investment fund.

The income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
The Portfolios are not available to the general public directly. The Portfolios are only available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.
Some of the Portfolios have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly available mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Portfolios may differ.
Meeting Investment Objectives
Meeting investment objectives depends on various factors, including, but not limited to, how well the Portfolio managers anticipate changing economic and market conditions. There is no guarantee that any of these Portfolios will achieve their stated objectives.
Where to Find More Information About the Portfolios
Additional information about the investment objectives and policies of all the Portfolios and the investment advisory and administrative services and charges can be found in the current prospectuses of the Portfolios, which can be obtained from the Service Center. You may also visit protective.com/fundprospectus.
You should read the Portfolios’ prospectuses carefully before making any decision concerning the allocation of Contributions to, or Transfers among, the Sub-Accounts.
Addition, Deletion or Substitution of Sub-Accounts
Great-West selects the Portfolios offered through the Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the Portfolio or an affiliate of the Portfolio will compensate Great-West for providing certain
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administrative, marketing, or support services that would otherwise be provided by the Portfolio, its investment adviser, or its distributor. For more information on such compensation, see “Distribution of the Contracts,” below. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, Great- West will generally include Portfolios based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected Portfolios of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.
Great-West does not control the Portfolios that are not affiliated with us, and cannot guarantee that any of the Portfolios will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new Sub-Accounts or to eliminate existing Sub-Accounts.
Great-West periodically reviews each Portfolio and reserves the right to discontinue the offering of any Portfolio if we determine the Portfolio no longer meets one or more of the criteria, or if the Portfolio has not attracted significant allocations. If a Portfolio is discontinued, we may substitute shares of another Portfolio or shares of another investment company for the discontinued Portfolio’s shares; provided however, any share substitution will comply with the requirements of the 1940 Act. If you are contributing to a Sub-Account corresponding to a Portfolio that is being discontinued, we will provide notice prior to the Portfolio’s elimination.
Application and Initial Contributions
The first step to purchasing the Schwab OneSource Choice Variable Annuity is to complete your Contract application and submit it with your initial minimum Contribution of  $5,000. You can make initial Contributions by check (payable to Great-West), by transferring amounts from an eligible brokerage account or by other methods approved by Great-West. You also may purchase the Contract through an exchange provided that the contract you are exchanging for the Schwab OneSource Choice Variable Annuity has a cash value of at least $5,000. You may also purchase the Contract through a rollover of assets from certain qualified retirement plans or IRAs, or as a beneficiary of an inherited IRA, provided the rollover amount or inherited amount is at least $5,000.
The Contract application and any initial Contributions made by check will be processed by the Service Center.
If your application is complete, your Contract will be issued and your Contribution will be credited within two Business Days after receipt by Great-West. Acceptance is subject to sufficient information in a form acceptable to us. We reserve the right to reject any application or Contribution.
If your application is incomplete, you will be contacted by telephone or email to obtain the required information. If the information necessary to complete your application is not received within five Business Days, we will return to you both your check and the application. If you provide consent we will retain the initial Contribution and credit it as soon as we have completed your application.
Right of Cancellation Period
During the right of cancellation period (ten days or longer where required by state law), you may cancel your Contract. If you purchased your Contract as a replacement of an existing contract, the right of cancellation period is extended to 30 days (or such longer period as required by your state) from the date you received it. If you exercise your right of cancellation, you must return the Contract to the Service Center or an agent of Great-West. Contracts returned during the right of cancellation period will be void from the start and we will return the amounts discussed below as of the Transaction Date the Request for cancellation is received.
In states that require us to return Annuity Account Value if you cancel your Contract, initial Contributions will be allocated to the Sub-Accounts you select in your application. In those states, we will refund your Annuity Account Value plus fees and charges as of the Transaction Date the Request for cancellation is received. This amount may be higher or lower than your Contributions depending on the investment performance, which means you bear the risk until we receive your Contract and Request for cancellation.
In states that require us to return Contributions if you cancel your Contract, we will return the greater of Annuity Account Value plus fees and charges or the amount of Contributions received as of the Transaction Date the Request for cancellation is received plus fees and charges. After the right of cancellation period, we allocate Contributions to the Annuity Account in the proportion requested by the Owner. If there are no accompanying instructions, then allocations will be made in accordance with standing instructions. Allocations will be effective upon the Transaction Date.
Right of Cancellation Period — California Residents Age 60 and Over
If you are a California resident age 60 or older when your Contract is issued, you have a 30-day right to cancel your Contract and you must instruct us whether you want to receive a return of your Contribution(s) or a return of Annuity
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Account Value on exercising the right of cancellation. Your choice will affect how we allocate your Contribution(s) during the 30-day period. You may cancel your Contract within 30 days of the date you received it and receive a refund by delivering a Request to cancel to the Service Center or to an authorized agent of Great-West. If you deliver the Request by US mail, it must be postmarked prior to the expiration of the right of cancellation period.
If you choose a return of Contribution(s), we will allocate your entire initial Contribution and any subsequent Contributions made during the 30-day period to the Great-West Government Money Market Fund. If you choose to exercise your right of cancellation using this option, you will receive a refund equal to the greater of  (i) your Contribution(s) plus fees and charges (less any withdrawals taken) and (ii) your Annuity Account Value plus any fees and charges (less withdrawals taken). We will refund the amount to you within 30 days from the date we receive your Request to cancel.
If you choose to allocate your initial Contribution or any subsequent Contributions to Portfolios other than the Great-West Government Money Market Fund during the 30-day right of cancellation period, cancellation will entitle you to a refund of your Annuity Account Value plus any fees and charges (less withdrawals taken), which may be higher or lower than your Contribution(s) depending on the investment performance of the Portfolios you selected. We will refund the amount to you within 30 days of our receipt of your Request to cancel.
If you cancel your Contract during the right of cancellation period, any applicable Benefit Base will be reduced to zero.
In your Contract, the right of cancellation period is also referred to as the “right to examine.”
Subsequent Contributions
Once your application is complete and we have received your initial Contribution, you can make subsequent Contributions to the Investment Segment at any time prior to the Annuity Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least $500; or, $100 if made via an Automatic Bank Draft Plan, if available. Total Contributions may exceed $1,000,000 only with our prior approval.
You can make subsequent Contributions by check, Automatic Bank Draft Plan, if available, transfers from your brokerage account or other method approved by Great-West. If you make subsequent Contributions by check, your check should be payable to Great-West.
We will allocate the subsequent Contributions to the Sub-Accounts selected by you and in the proportion Requested by you. If there are no accompanying instructions, Sub-Account allocations will be made in accordance with standing instructions. Allocations will be effective upon the Transaction Date.
You will receive a confirmation of each Contribution you make upon its acceptance. Subsequent Contributions are credited the day they are received in the Service Center at Great-West if they are received on a Business Day. Subsequent Contributions received on non-Business Days will be credited the next Business Day.
If you cancel a purchase payment or if your check is returned due to insufficient funds, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the canceled purchase. We reserve the right to refrain from allocating Contributions to your selected Sub-Accounts until your bank notifies us that your check has cleared.
Great-West reserves the right to modify the limitations set forth in this section.
Annuity Account Value
Before the Annuity Commencement Date, the value of your Contract is the Annuity Account Value, which, before your Annuity Commencement Date, is the total dollar amount of all Accumulation Units credited to you for each Sub- Account. Initially, the value of each Accumulation Unit was set at $10.00.
Each Sub-Account’s value prior to the Payout Election Date is equal to:
•
net Contributions allocated to the corresponding Sub-Account;

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plus or minus any increase or decrease in the value of the assets of the Sub-Account due to investment results;

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minus the daily M&E Charge and/or quarterly Guarantee Benefit Fee; and

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minus any withdrawals or Transfers from the Sub-Account.

The value of a Sub-Account’s assets is determined at the end of each day that the New York Stock Exchange is open for regular business (a valuation date). A valuation period is the period between successive valuation dates. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. ET) on each valuation date and ends at the close of the New York Stock Exchange on the next succeeding valuation date.
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The Annuity Account Value is expected to change from valuation period to valuation period, reflecting the investment experience of the selected Sub-Account(s), as well as the deductions for applicable charges. The Guarantee Benefit Fee is deducted from Covered Fund Value by means of the cancellation of Accumulation Units and is not part of the Accumulation Unit value calculations.
Upon allocating Contributions to a Sub-Account you will be credited with variable Accumulation Units in that Sub-Account. The number of Accumulation Units you will be credited is determined by dividing the portion of each Contribution allocated to the Sub-Account by the value of an Accumulation Unit. The value of the Accumulation Unit is determined and credited at the end of the valuation period during which the Contribution was received.
Each Sub-Account’s Accumulation Unit value is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the Sub-Account’s Net Investment Factor for the valuation period. The formula used to calculate the Net Investment Factor is the same for the Investment Segment and Income Segment, as discussed in Appendix B.
Transfers
While your Contract is in force, and subject to the terms of the GLWB Rider, if applicable, you may Transfer all or part of your Annuity Account Value among and between the Sub-Accounts by telephone, in writing by sending a Request to the Service Center or through the Internet at protective.com/productprospectus. Incoming Transfers to closed Sub-Accounts are not permitted; Transfers are permitted after Annuity Payouts from the Investment Segment have begun.
Your Request must specify:
•
the amounts being transferred,

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the Sub-Account(s) from which the Transfer is to be made, and

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the Sub-Account(s) that will receive the Transfer.

Any limitation on Transfers among Sub-Accounts that you can make during any Contract year is set forth on your Contract Data Page. Currently, we impose no charge for Transfers you make in excess of this amount. However, we reserve the right to impose such a charge in the future. If we choose to exercise this right we will notify you by sending you a supplement to this Prospectus, in accordance with all applicable regulations.
A Transfer generally will be effective on the date the Service Center receives the Request for Transfer if received before 4:00 p.m. ET on a Business Day. Any Transfer Request received after 4:00 p.m. ET becomes effective on the following Business Day. Under current tax law, there will not be any tax liability to you if you make a Transfer.
Transfers involving the Sub-Accounts will result in the purchase and/or cancellation of Accumulation Units having a total value equal to the dollar amount being transferred. The purchase and/or cancellation of such units is made using the value of the Sub-Accounts as of the end of the valuation date on which the Transfer is effective.
We reserve the right without prior notice to modify, restrict, suspend, or eliminate the Transfer privileges (including telephone and/or Internet Transfers) at any time.
At present, we do not impose minimums on amounts that must be transferred. However, we reserve the right to impose, from time to time, minimum dollar amounts that may be transferred from a Sub-Account.
We also reserve the right to impose, from time to time, minimum dollar amounts that must remain in a Sub-Account after giving effect to a Transfer from that Sub-Account. At present, we do not impose any such minimums.
Market Timing and Excessive Trading
Limitations on frequent Transfers, including “market timing” Transfers.
Frequent Transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of an underlying Portfolio’s securities and the reflection of that change in the Portfolio’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Portfolio at a price that does not reflect the current market value of the securities of the Portfolio, and then to realize a profit when the Portfolio shares are sold the next valuation date or thereafter.
When you make a Transfer Request among the Portfolios, your request triggers the purchase and redemption of Portfolio shares. Frequent Transfers cause frequent purchases and redemptions of Portfolio shares. Frequent purchases and redemptions of Portfolio shares can cause adverse effects for a Portfolio, Portfolio shareholders, the Sub-Account, other Owners, Beneficiaries, Annuitants, or owners of other variable annuity contracts we issue that invest in the Sub-Account. Frequent Transfers can result in the following adverse effects:
•
Increased brokerage, trading and transaction costs;

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•
Disruption of planned investment strategies;

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Forced and unplanned liquidation and Portfolio turnover;

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Lost opportunity costs; and

•
Large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all Contract Owners.

In order to try to protect our Contract Owners and the Portfolios from the potential adverse effects of frequent Transfer activity, we have implemented certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent, short-term Transfer activity that may adversely affect the Portfolios, Portfolio shareholders, the Sub-Account, other Owners, Beneficiaries, Annuitants and owners of other variable annuity contracts we issue that invest in the Sub-Account. We discourage frequent Transfers of Annuity Account Value between the Sub-Accounts.
We monitor Transfer activity in the Contracts to identify frequent Transfer activity in any Contract. Our current Market Timing Procedures are intended to detect Transfer activity in which the Transfers exceed a certain dollar amount and a certain number of Transfers involving the same Portfolios within a specific time period. We regularly review transaction reports in an attempt to identify Transfers that exceed our established parameters. We do not include Transfers made pursuant to the dollar-cost averaging and Portfolio rebalancing programs when monitoring for frequent Transfer activity.
When we identify Transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting Transfers for that Contract or group of Contracts. All Transfer Requests for the affected Contract or group of Contracts must be in writing. We notify the affected Owner(s) in writing of these restrictions.
In addition to our Market Timing Procedures, the Portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the Portfolios’ policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or Transfers by specific Owners who violate the market timing policies established by the Portfolio.
Some of the Portfolios have reserved the right to temporarily or permanently refuse payments or Transfer Requests from us if, in the judgment of the Portfolio’s investment adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a Transfer Request, or to reverse a Transfer at any time we are unable to purchase or redeem shares of any of the Portfolios because of the Portfolio’s refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Portfolio relating to that Contract Owner’s Transfer Request. Some Portfolios also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Portfolios. You should read the prospectus of each Portfolio for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Portfolios, and to impose redemption fees.
We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent Transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of Transfers, time period of the Transfers, or any of these.
Owners seeking to engage in frequent Transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such Transfer activity is limited by operational systems and technological limitations.
Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Portfolios, we cannot guarantee that the Portfolios will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.
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BENEFITS AVAILABLE UNDER THE CONTRACT
In addition to the Death Benefits and the GLWB Rider, discussed later in this Prospectus, other benefits are available under the Contract. The following table summarizes information about these other benefits.
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Rebalancer	Allows you to automatically reallocate your Investment Segment Account Value to maintain your desired Sub-Account allocation.	Optional	N/A
•
Income Segment Account Value is not eligible for this program.

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Not available once annuity payouts have begun.

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May not be used with dollar cost averaging.

•
We reserve the right to modify or terminate this program at any time.

Dollar Cost Averaging	Arranges for systematic transfers from any Investment Segment Sub-Account to any other open Sub-Account in either the Investment Segment or the Income Segment.	Optional	N/A
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Minimum amount that can be transferred is $100.

•
During the GAW Phase, dollar cost averaging transfers may not be made into the Income Segment.

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Not available once annuity payments have begun.

•
May not be used with Rebalancer.

•
We reserve the right to modify or terminate this program at any time.

Periodic Withdrawals	Allows periodic withdrawals from the Investment Segment.	Optional	N/A
•
Only applies to Investment Segment Account Value.

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Minimum withdrawal amount is $100.

•
No additional Contributions may be made.

•
Periodic Withdrawal will cease if you purchase an annuity payout option.

•
We may limit the number of times you may restart a periodic withdrawal program.

•
Withdrawals may be subject to federal and state tax consequences.

•
Certain events will cause Periodic Withdrawals to end.

Automatic Custom Transfers
Dollar Cost Averaging
You may arrange for systematic Transfers from any Sub-Account in the Investment Segment to any other open Sub-Account in either the Investment Segment or the Income Segment. These systematic Transfers may be used to Transfer values from a Sub-Account to other Sub-Accounts as part of a dollar cost averaging strategy. Dollar cost averaging allows you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be more or less than if you invested all your money at one time. However, dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. There is no charge for participating in dollar cost averaging.
You can set up automatic dollar cost averaging on a monthly, quarterly, semi-annual, or annual basis. Your Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if you Request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.
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If there are insufficient funds in the applicable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payouts from the Contract. Dollar cost averaging Transfers must meet the following conditions:
•
The minimum amount that can be Transferred out of the selected Sub-Account is $100.

•
You must: (1) specify the dollar amount to be Transferred, (2) designate the Sub-Account(s) to which the Transfer will be made, and (3) designate the percentage of the dollar amount to be allocated to each Sub-Account into which you are Transferring money. The Accumulation Unit values will be determined on the Transfer date.

How dollar cost averaging works:
Month	Contribution	Units Purchased	Price per Unit
Jan.	$250	10	$25.00
Feb.	250	12	20.83
Mar.	250	20	12.50
Apr.	250	20	12.50
May	250	15	16.67
June	250	12	20.83
Average market value per unit $18.06
Investor’s average cost per unit $16.85
In the chart above, if all units had been purchased at one time at the highest unit value of  $25.00, only 60 units could have been purchased with $1,500. By contributing smaller amounts over time, dollar cost averaging allowed 89 units to be purchased with $1,500 at an average unit price of  $16.85. This investor purchased 29 more units at $1.21 less per unit than the average market value per unit of  $18.06.
You may not participate in dollar cost averaging and Rebalancer at the same time.
Great-West reserves the right to modify, suspend, or terminate dollar cost averaging at any time. Also, any dollar cost averaging Transfers into a Sub-Account that has been eliminated or closed to new Contributions will be automatically defaulted into the Schwab Government Money Market Portfolio Sub-Account unless you contact the Service Center to make alternate arrangements.
Rebalancer
Over time, variations in each Sub-Account’s investment results will change your Sub-Account allocation percentages. Rebalancer allows you to automatically reallocate your Investment Segment Account Value to maintain your desired Sub-Account allocation. The Income Segment Account Value is not eligible for the Rebalancer. Participation in Rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. There is no charge for participating in Rebalancer and it is only available for assets held in the Investment Segment.
You can set up Rebalancer as a one-time Transfer or on a quarterly, semi-annual, or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the Request.
If you select to rebalance on a quarterly, semi-annual, or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if you Request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.
How Rebalancer works:
Suppose you purchased your annuity and you decided to allocate 60% of your initial Contribution to Sub-Accounts that invest in stocks; 30% to Sub-Accounts that invest in bonds and 10% to Sub-Accounts that invest in cash equivalents as in this pie chart:
60% — Stocks
30% — Large Company
15% — Small Company
15% — International
30% — Bonds
10% — Cash
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Now assume that stock Portfolios outperform bond Portfolios and cash equivalents over a certain period of time. Over this period, the unequal performance may alter the Sub-Account allocation of the above hypothetical plan to look like this:
75% — Stocks
35% — Large Company
20% — Small Company
20% — International
20% — Bonds
5% — Cash
Rebalancer automatically reallocates your Annuity Account Value to maintain your desired Sub-Account allocation. In this example, the Sub-Account allocation would be reallocated back to 60% in Sub-Accounts that invest in stocks; 30% in Sub-Accounts that invest in bonds; 10% in Sub-Accounts that invest in cash equivalents.
On the Transaction Date for the specified Request, assets will be automatically reallocated to the Sub-Accounts you selected. The Rebalancer option will terminate automatically when you start taking payouts from the Contract.
Rebalancer Transfers must meet the following conditions:
•
Your entire Investment Segment Account Value must be included (except for Sub-Accounts that are closed to new Contributions and incoming Transfers).

•
You must specify the percentage of your Investment Segment Account Value that you wish allocated to each Sub-Account and the frequency of rebalancing. You may modify the allocations or stop the Rebalancer option at any time.

•
You may not participate in dollar cost averaging and Rebalancer at the same time.

Great-West reserves the right to modify, suspend, or terminate the Rebalancer option at any time. Also, any Rebalancer Transfers into a Sub-Account that has been eliminated or closed to new contributions will be automatically defaulted into the Schwab Government Money Market Portfolio Sub-Account unless you contact the Retirement Resources Operation Center to make alternate arrangements.
Cash Withdrawals
You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a withdrawal Request form to the Service Center or via the Internet at protective.com/productprospectus; however, any full withdrawals or any withdrawal over $25,000 must be submitted in writing. Withdrawals are subject to the rules below and federal or state laws, rules, or regulations may also apply. The amount payable to you if you surrender your Contract is your Annuity Account Value, less any applicable Premium Tax. No withdrawals may be made from the Investment Segment after the Annuity Commencement Date. If you surrender your Contract, the GLWB Rider, if elected, will terminate.
If you Request a partial withdrawal, your Annuity Account Value will be reduced by the partial withdrawal amount and the Death Benefit, if applicable, will be reduced on a proportionate basis measured as a percentage of the partial withdrawal against the current Annuity Account Value. For example, a partial withdrawal of 10% of the Annuity Account Value would reduce your Death Benefit by 10%.
Numerical Example
Sum of Contract and GLWB Rider (if applicable) Contributions = $50,000
Annuity Account Value = $40,000
Withdrawal amount = $4,000
New Annuity Account Value = $36,000
Return of Annuity Account Value Death Benefit (Death Benefit Option 1) = $36,000
Adjustment to Death Benefit = ($40,000 - $4,000)/$40,000 = 0.90
Guaranteed Minimum Death Benefit (Death Benefit Option 2) = $45,000 ($50,000 x 0.90)
Partial withdrawals are generally unlimited in frequency. However, you must specify the Sub-Account(s) from which the withdrawal is to be made. If you elect the GLWB Rider, withdrawals from the Income Segment could significantly reduce, or even eliminate, the value of the GLWB. Before you decide to take a partial withdrawal from the Income
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Segment, you should carefully consider the terms and conditions of the GLWB and the impact of any withdrawal on your Benefit Base. If you do not specify from which Sub-Accounts to take the withdrawal, we will take it from all of your Sub-Accounts in the Investment Segment in proportion to the Annuity Account Value you have in each Sub-Account of the Investment Segment. The minimum partial withdrawal is $500.
The following terms apply to withdrawals:
•
Partial withdrawals or surrenders from the Investment Segment are not permitted after the Annuity Commencement Date;

•
If a partial withdrawal is made within 30 days of the date annuity payouts are scheduled to begin, we may delay the Annuity Commencement Date by 30 days;

•
A partial withdrawal or a surrender will be effective upon the Transaction Date.

Withdrawal Requests submitted in writing must include your original signature. If your instructions are not clear, your Request will be denied and no surrender or partial withdrawal will be processed.
If we receive a Request for surrender or partial withdrawal, we may postpone any cash payment from the Annuity Account Value for no more than 7 days.
We may also delay payment for any of the following reasons:
•
any period during which the New York Stock Exchange is closed (other than customary weekend and holding closings) or trading on the New York Stock Exchange is restricted;

•
any period during which an emergency exists such that the disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; or

•
any other period as the SEC may by order permit for the protection of security holders.

After a withdrawal of all of your Annuity Account Value, or at any time that your Annuity Account Value and Benefit Base are reduced to zero, all your rights under the Contract and GLWB Rider will terminate.
Tax consequences of withdrawals are detailed below, but you should consult a competent tax advisor prior to authorizing a withdrawal from your Annuity Account Value.
Tax Consequences of Withdrawals
Withdrawals made for any purpose may be taxable — including Guaranteed Lifetime Withdrawal Benefits. If you are younger than 59½, the taxable portion of any withdrawal is generally considered to be an early withdrawal and may be subject to an additional federal tax of 10%.
In addition, the Code may require us to withhold federal income taxes from withdrawals and report such withdrawals to the Internal Revenue Service (“IRS”). If you Request partial withdrawals, your Annuity Account Value will be reduced by the sum of the amount of the withdrawal and the related withholding.
You may elect, in writing, to have us not withhold federal income tax from withdrawals, unless withholding is mandatory for your Contract. For details about withholding, please see “Federal Tax Matters” below.
Some states also require withholding for state income taxes.
Telephone and Internet Transactions
You may make Transfer Requests by telephone, fax and/or by Internet. Transfer Requests received before 4:00 p.m. ET will be made on that day at that day’s unit value. Those received after 4:00 p.m. ET will be made on the next Business Day at that day’s unit value.
We will use reasonable procedures to confirm that instructions communicated by telephone, fax and/or Internet are genuine, such as:
•
requiring some form of personal identification prior to acting on instructions;

•
providing written confirmation of the transaction; and/or

•
tape recording the instructions given by telephone.

If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.
We reserve the right to suspend telephone, fax and/or Internet transaction privileges at any time, for some or all Contracts, and for any reason. We currently do not permit partial withdrawals or surrenders by telephone; however
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you may Request partial withdrawals in the amount of  $25,000 or less by Internet. All Requests for full surrenders, periodic withdrawals, and partial withdrawals in excess of  $25,000 must be in writing.
DEATH BENEFIT
The following table summarizes information about the standard Death Benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit Option 1: Return of Account Value Death Benefit	Provides a Death Benefit equal to your Annuity Account Value if you die before the Annuity Commencement Date.	0.65% (as a percentage of Annuity Account Value, included in the Base Contract Expenses)	• Restricted Beneficiary Payout Options, if elected, will limit the form of Death Benefit payout a Beneficiary or Contingent Beneficiary may receive.
Death Benefit Option 2: Guaranteed Minimum Death Benefit	Provides a Death Benefit equal to the greater of (a) your Annuity Account Value or (b) the sum of Contributions applied to the Contract adjusted for any withdrawals; if you die before the Annuity Commencement Date.	0.85% (as a percentage of Annuity Account Value, included in the Base Contract Expenses)
•
Withdrawals will reduce the Death Benefit on a pro-rata basis.

•
Restricted Beneficiary Payout Options, if elected, will limit the form of Death Benefit payout a Beneficiary or Contingent Beneficiary may receive.

At the time you apply to purchase the Contract, on the application, you select one of the two Death Benefit options we offer.
Option 1 — The amount of the Death Benefit under Option 1 will be your Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax.
The Owner, Annuitant, and Contingent Annuitant each must be younger than age 86 at the time the Contract is issued in order for you to select Option 1. Your Mortality and Expense Risk Charge under Option 1 is 0.65% of the average daily value of the Sub-Accounts to which you have allocated Contributions.
Option 2 — The amount of the Death Benefit under Option 2 will be the greater of:
•
the Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax; or

•
the sum of Contributions applied to the Contract in both the Investment Segment and the Income Segment, as of the date the Request for payment is received, less the impact of partial withdrawals, distributions, and Premium Tax, if any.

The Owner, Annuitant, and Contingent Annuitant each must be younger than age 86 at the time the Contract is issued in order for you to select Option 2. Your Mortality and Expense Risk Charge under Option 2 is 0.85% of the average daily value of the Sub-Accounts to which you have allocated Contributions.
For a full description of the circumstances under which we pay the Death Benefit, please see “Distribution of Death Benefit” below.
The difference between the two Death Benefit options we offer is that the amount payable upon death (the Death Benefit) is based on different criteria for each option and there is a different Mortality and Expense Risk Charge for each. Option 1 provides for the return of Annuity Account Value (minus any Premium Tax) rather than the greater of Annuity Account Value or the sum of Contributions. Annuity Account Value could exceed the sum of Contributions, for example, if the investment markets generally are in a growth state. Under these circumstances, it is possible that the performance of the Sub-Accounts you select may cause the Annuity Account Value to exceed the total amount of Contributions. If you had selected Death Benefit Option 1 in this example, your Beneficiary would receive the Annuity Account Value, which in this case exceeds the sum of all Contributions (minus any Premium Tax and minus the impact of partial withdrawals, distributions, and Premium Tax, if any). If you had selected Death Benefit Option 2 in this example, your Beneficiary would also receive the Annuity Account Value (minus any Premium Tax), but you would have paid a higher M&E Charge for the duration of the Contract.
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Option 2 provides for the return of Contributions (minus any Premium Tax) in the event that amount is greater than the Annuity Account Value. This could happen, for example, if the Death Benefit becomes payable soon after the Contract is purchased (say, one to three years) and, during those years, while Contributions are being made, the investment markets generally are in decline. Under these circumstances, it is possible that the performance of the Sub-Accounts you select may cause the Annuity Account Value to be less than the total amount of Contributions. If you had selected Death Benefit Option 2 in this example, your Beneficiary would receive the greater amount, in this case, the sum of all Contributions (minus any Premium Tax and minus the impact of partial withdrawals, distributions, and Premium Tax, if any ). If you had selected Death Benefit Option 1 in this example, your Beneficiary would receive the lesser amount, in this case, the Annuity Account Value (minus any Premium Tax).
The Death Benefit will become payable following our receipt of the Beneficiary’s claim in good order. When an Owner dies before the Annuity Commencement Date and a Death Benefit is payable to a Beneficiary, the Death Benefit proceeds will remain invested according to the allocation instructions given by the Owner(s) until: (i) new allocation instructions are requested by the Beneficiary; (ii) the Death Benefit is actually paid to the Beneficiary, except where the GLWB Rider may not be maintained by the Beneficiary; or, (iii) a Request for a payout of the Death Benefit is processed, as described below.
See “Restricted Beneficiary Payout Options” below for important limitations on a Beneficiary’s ability to elect a Death Benefit Payout Option.
The amount of the Death Benefit will be determined as of the date we receive a Request for the payout of the Death Benefit. However, on the date a payout Request is processed, the Annuity Account Value will be transferred to the Schwab Government Money Market Sub-Account unless the Beneficiary elects otherwise.
Subject to the distribution rules below, payout of the Death Benefit may be made as follows:
•
payout in a single sum, or

•
payout under any of the variable annuity options provided under this Contract.

In any event, no payout of benefits provided under the Contract will be allowed that does not satisfy the requirements of the Code and any other applicable federal or state laws, rules or regulations.
Beneficiary
You may select one or more Beneficiaries. If more than one Beneficiary is selected, they will share equally in any Death Benefit payable unless you indicate otherwise. You may change the Beneficiary any time before the Annuitant’s death.
You may also select one or more Contingent Beneficiaries. You may change the Contingent Beneficiary before the Annuitant’s death. If one or more primary Beneficiaries are alive within 30 days after the Annuitant’s death, the Contingent Beneficiary cannot become the primary Beneficiary and any interest the Contingent Beneficiary may have in the Contract will cease.
A change of Beneficiary or Contingent Beneficiary will take effect as of the date the Request is processed, unless the Owner specifies a certain date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payout or otherwise taken action on a designation or change before receipt or processing of such Request. The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary and the Contingent Beneficiary will become the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after, the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid to the Contingent Beneficiary. If no Contingent Beneficiary has been designated, then the benefits will be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary or Contingent Beneficiary survives the Owner or Annuitant, as applicable, we will pay the Death Benefit proceeds to the Owner’s estate.
See “Restricted Beneficiary Payout Options” below for important limitations on a Beneficiary’s ability to elect a Death Benefit Payout Option.
The Death Benefit will be determined as of the Annuity Commencement Date.
A Beneficiary or Contingent Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, or Contingent Beneficiary, as applicable, except as allowed by law.
For Contracts owned by Non-Grantor Trusts, the Owner will at all times be the Beneficiary.
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Restricted Beneficiary Payout Options
You may also pre-select the form of Death Benefit payout that a specific Beneficiary or Contingent Beneficiary may receive (“Restricted Beneficiary Payout Options”). Restricted Beneficiary Payout Options allow the Owner to choose the percent of a lump sum payment of the applicable Death Benefit (from 0% to 100%) that may be accessed by a specific Beneficiary or Contingent Beneficiary, and/or which of the payout options provided under the Contract must apply to a specific Beneficiary or Contingent Beneficiary upon the Owner’s death. You may select Restricted Beneficiary Payout Options at Contract issuance or at a later time.
Restricted Beneficiary Payout Options are only available to Contracts owned by natural persons or Grantor Trusts. Requests for Restricted Beneficiary Payout Options must be submitted in writing and signed by the Owner (including the Joint Owner, if applicable), and may be modified or cancelled at any time by the Owner prior to the Annuity Commencement Date or Owner’s death. Restricted Beneficiary Payout Options only become irrevocable upon the death of the Owner, and if applicable, the Joint Owner. Assignment of the Contract or transfer of Contract ownership while the Owner is still alive will result in cancellation of all Restricted Beneficiary Payout Options.
Restricted Beneficiary Payout Options may not be selected for Contracts owned by Joint Owners unless both Joint Owners request in writing. Restricted Beneficiary Payout Options may allow restrictions to be placed on a surviving Spouse who is not a Joint Owner, such as restricting the type of death benefit received or designating someone other than the Spouse as Beneficiary, and may impact the ability of a surviving Spouse who is not a Joint Owner to become Owner of the Contract. Restricted Beneficiary Payout Options may have adverse or unintended tax or financial consequences on a surviving Spouse who is not a Joint Owner if the surviving Spouse is not the designated Beneficiary because the surviving Spouse would not be entitled to receive Death Benefits or have the ability to become Owner of the Contract.
Restricted Beneficiary Payout Options are irrevocable upon the death of the Owner, and if applicable, the Joint Owner, and cannot be changed by a non-Owner unless required under the Code, there are certain timing restrictions on when the Death Benefit must be paid. Failure to adhere to these timing restrictions may prevent us from giving effect to Restricted Beneficiary Payout Options. Failure to provide Proof of Death to us may cause a delay in beginning payments, force amendment to payout options selected, or nullify Restricted Beneficiary Payout Options.
We reserve the right to modify or cancel any Restricted Beneficiary Payout Options in order to comply with requirements of the Code, and/or other applicable state and federal laws, rules, and regulations. All Death Benefit payments will be made in compliance with the Code, and/or other applicable state and federal laws, rules, and regulations governing death benefit payouts, including those affecting minor Beneficiaries.
You should consult with a competent advisor regarding whether Restricted Beneficiary Payout Options are suitable for your needs.
This feature is available under your existing Contract if you acquired your Contract before May 1, 2019, as well as for new Contracts. If you are interested in the Restricted Beneficiary Payout Options feature, please contact the Service Center to elect the endorsement.
Distribution of Death Benefit (for all Qualified Annuity Contracts)
(For the distribution of Death Benefit rules applicable to Non-Qualified Annuity Contracts and Non-Qualified Stretch Annuity Contracts, see below.)
Any Death Benefit payable to a Beneficiary upon the Owner’s death will be distributed as follows:
•
If the Owner’s surviving Spouse is the person entitled to receive benefits upon the Owner’s death, the surviving Spouse will be treated as the Owner and will be allowed to take the Death Benefit or continue the Contract in force. However, if single life GAW Installments have been selected for the Income Segment, then the GLWB will terminate and the assets held in the Covered Funds will be sold and the sales proceeds will be transferred to the Schwab Government Money Market Portfolio Sub-Account;

•
If the Owner died on or before December 31, 2019: If a non-Spouse individual is the person entitled to receive benefits upon the Owner’s death, subject to the rules and restrictions in the Code and regulations, the non-Spouse individual Beneficiary may generally elect to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that: (a) such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary; and (b) such distributions begin no later than one year after the Owner’s date of death. This payout option may be further restricted depending on (1) whether the Owner died before or on or after their required beginning date, and (2) the other Beneficiaries under the Contract. The GLWB will terminate and the assets held in the Covered Funds will be sold and the sales proceeds will be transferred to the Schwab Government Money Market Portfolio Sub-Account. If

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Great-West does not receive an election from an individual non-Spouse Beneficiary such that substantially equal installments have begun no later than one year after the Owner’s date of death, or if the Beneficiary was not an individual, then the entire amount must be distributed within five years of the Owner’s date of death.
If the Owner dies after December 31, 2019: If a non-Spouse individual who qualifies as an EDB is the person entitled to receive benefits upon the Owner’s death, subject to rules and restrictions in the Code and regulations the non-Spouse individual EDB may generally elect to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that (a) such annuity is distributed in substantially equal installments over the life or life expectancy of the EDB; and (b) such distributions begin no later than one year after the Owner’s death. This payout option may be further restricted depending on (1) whether the Owner died before or on or after their required beginning date, and (2) the other Beneficiaries under the Contract. The GLWB will terminate and the assets held in the Covered Fund(s) will be sold and the sales proceeds will be transferred to the Schwab Government Money Market Sub-Account. If Great-West does not receive an election from an individual non-Spouse EDB to begin substantially equal installments no later than one year after the Owner’s date of death, or if the non-Spouse individual Beneficiary is not an EDB, then the entire amount must be distrusted with ten years of the Owner’s date of death.If the Beneficiary is not an individual, special rules apply.
See “Restricted Beneficiary Payout Options” above for important limitations on a Beneficiary’s ability to elect a Death Benefit Payout Option.
The Death Benefit will be determined as of the date we receive a Request for the payout of the Death Benefit.
If a Joint Annuitant is named, any reference below to death of the Annuitant means the death of the last surviving Joint Annuitant and the rules below regarding “Death of Owner Who is Not the Annuitant” will apply upon the death of the Owner rather than the rules below regarding the “Death of Owner Who Is the Annuitant.”
Death of Annuitant Who is Not the Owner of the Non-Qualified Annuity Contract
Upon the death of the Annuitant while the Owner is living, and before the Annuity Commencement Date, no Death Benefit will be payable and the Owner (or the Grantor, if the Owner is a Grantor Trust) will become the Annuitant unless a Contingent Annuitant has previously been designated. The Owner may designate a new Annuitant, however, at any time, as provided in the Contract.
If the Owner names a Contingent Annuitant prior to the Annuitant’s death, and the Annuitant dies before the Annuity Commencement Date while the Owner and Contingent Annuitant are living, no Death Benefit will be payable and the Contingent Annuitant will become the Annuitant.
If the Annuitant died after the Annuity Commencement Date and before the entire interest has been distributed, any benefit payable must be distributed to the Beneficiary according to and as rapidly as under the payout option which was in effect on the Annuitant’s date of death.
Death of Owner of a Non-Qualified Annuity Contract Who Is Not the Annuitant
If the Owner dies before annuity payouts commence and there is a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary and the Joint Owner may elect to take the Death Benefit or to continue the Contract in force.
In all other cases, we will pay the Death Benefit to the Beneficiary even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death), the Annuitant and/or the Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.
If the Owner dies after annuity payouts commence and before the entire interest has been distributed while the Annuitant is living, any benefit payable will continue to be distributed to the Annuitant as rapidly as under the payout option applicable on the Owner’s date of death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner and, if none, to the Annuitant.
Death of Owner of a Non-Qualified Annuity Contract Who Is the Annuitant
If there is a Contingent Annuitant and a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner will become the Owner and the Beneficiary, the Contingent Annuitant will become the Annuitant, and the Contract will continue in force.
If there is a Joint Owner who is the surviving Spouse of the deceased Owner but no Contingent Annuitant, the Joint Owner will become the Owner, Annuitant, and Beneficiary and may elect to take the Death Benefit or continue the Contract in force.
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In all other cases, we will pay the Death Benefit to the Beneficiary, even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death) and/or Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.
If Owner/Annuitant of a Non-Qualified Annuity Contract Dies After Annuity Commencement Date
If the Owner/Annuitant died on or after the Annuity Commencement Date, any benefit payable must be distributed to the Beneficiary in accordance with and at least as rapidly as the annuity option in effect on the date of death.
Contingent Annuitant
While the Annuitant is living, you may, by Request, designate or change a Contingent Annuitant from time to time. A change of Contingent Annuitant will take effect as of the date the Request is processed, unless you specify a certain date. Please note you are not required to designate a Contingent Annuitant.
Impact of Withdrawals on Guaranteed Minimum Death Benefit (Option 2)
Death Benefit Option 2, which costs more than Death Benefit Option 1, is designed for those who want to potentially receive a higher Death Benefit in the event that the sum of Contributions exceeds Annuity Account Value. If you have selected Death Benefit Option 2, you should be aware that distributions and Excess Withdrawals will reduce your Death Benefit on a pro-rata basis.
Numerical Example
Sum of Contributions to the Investment Segment and Income Segment = $50,000
Annuity Account Value = $40,000
Withdrawal amount = $4,000
New Annuity Account Value = $36,000
Adjustment to Death Benefit = ($40,000 – $4,000)/$40,000 = 0.90
Guaranteed Minimum Death Benefit = $45,000 ($50,000 x 0.90)
The Benefit Base has no value and will not affect the Death Benefit.
Distribution of Death Benefit for Non-Qualified Annuity Contracts
If an individual Beneficiary is the person entitled to receive benefits upon the Owner’s death, such individual may elect, not later than one year after the Owner’s date of death, to receive the death benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that: (a) such annuity is distributed in substantially equal installments over the life or life expectancy of such Beneficiary; and (b) such distributions begin not later than one year after the Owner’s date of death.
If no election is received by the Company from an individual non-Spouse Beneficiary such that substantially equal installments have begun no later than one year after the Owner’s date of death, or if the Beneficiary is not an individual then the entire amount must be distributed within five years of the Owner’s date of death.
Distribution of Death Benefit for Non-Qualified Stretch Annuities
(For the distribution of Death Benefit rules applicable to Qualified Annuity Contracts and Non-Qualified Annuity Contracts, see above.)
If the Contract was issued as a Non-Qualified Stretch Annuity, the entire interest in the Contract will be paid over a period not extending beyond the Beneficial Owner’s life expectancy as defined by the Code (the ‘Stretch Payout Period’).
The Stretch Payout Period must begin no later than one year after the date of the deceased Owner’s death and payments during the Stretch Payout Period will be made to the Beneficial Owner at least annually. Notwithstanding any prior distribution election, a Beneficial Owner may at any time (a) withdraw the entire remaining value of the Contract in a single sum, or (b) withdraw additional amounts which may result in the reduction of future payments because of the reduction of the value of the Contract.
See “Restricted Beneficiary Payout Options” above for important limitations on a Beneficiary’s ability to elect a Death Benefit Payout Option.
The Death Benefit will be determined as of the Annuity Commencement Date.
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Ownership and Assignment
The Owner, and if selected, Joint Owner, exercise all rights and privileges under the Contract, while the Annuitant is living. Unless otherwise required by the state in which the Contract is issued, the Owner may not be changed and the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated.
In certain states the Contract permits you to change the Owner of the Contract. In such case you may change the Owner any time before the Owner’s death. A change of Owner must be made in writing in a form satisfactory to us. The change will take effect as of the date the Request is processed, unless you specify a certain date. Any change is subject to any payout or other action we have taken before recording your ownership change. In these states, a change in the Owner of the Contract will result in termination of the GLWB Rider if the Covered Person(s) is/are changed. See “Termination of the GLWB Rider” below. You should discuss with a competent tax advisor how changes in ownership would impact your benefits under the Contract. See Appendix C for more information about material state variations.
Grantor Trust Owned Annuity
We will issue the Contract to Grantor Trusts. Ownership may later be changed to a Grantor Trust after Contract issuance. We will allow a Grantor Trust to be the Owner only if it either has a single Grantor who is a natural person, or has two Grantors who are one another’s Spouse as of the Effective Date. When the Contract is issued to a Grantor Trust, a Grantor of the trust must be an Annuitant, and the Grantor’s spouse may be named as a Joint Annuitant. The Annuitant(s) may not be changed. Contracts owned by a Grantor Trust are not considered owned by a non-natural person and will be subject to the tax requirements generally applicable to Non-Qualified Annuity Contracts. Grantor Trust owned Contracts receive tax deferral in accordance with the Code. Upon the death of the Grantor(s), the Death Benefit will be paid pursuant to the Death Benefit provisions of the Contract.
Non-Grantor Trust Owned Annuity
We will issue the Contract to Non-Grantor Trusts. Ownership may later be changed to a Non-Grantor Trust by endorsement after Contract issuance. Contracts owned by a Non-Grantor Trust are considered owned by a non-natural entity and will generally not be treated as an annuity for tax purposes. In that circumstance, any increase in Annuity Account Value, is generally taxable as ordinary income to the trust during each taxable year. However, the IRS has issued a number of private letter rulings holding that in the case of a contract the nominal owner of which is a non-natural entity (e.g., a trust), but the beneficial owner of which is a natural person, the contract generally will be treated as held by a natural person. We will issue this Contract only to a Non-Grantor Trust that holds the Contract as agent for a natural person. You should consult with your tax advisor as to whether your Non-Grantor Trust satisfies the exception to the non-natural owner rule.
If a Non-Grantor Trust owns the Contract, the grantor will be the Annuitant unless otherwise indicated in the application. If the Owner is a Non-Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Annuitant, and where there are Joint Annuitants, shall pertain to the older Joint Annuitant. Also, if a Non-Grantor Trust owns the Contract, then the Owner will at all times be the Beneficiary. Once selected, the Annuitant may not be changed. If there is a change of ownership of the Contract from a Non-Grantor Trust to a natural person, the original Annuitant and/or Joint Annuitant shall continue to determine any benefits under the Contract and GLWB Riders. Upon the death of the Annuitant, the Death Benefit will be paid to the Owner pursuant to the Death Benefit provisions of the Contract. Upon the death of either Joint Annuitant, the Contract will continue with the remaining single Annuitant in accordance with the death distribution rules under the Code unless the Owner elects to receive the Death Benefit. Divorce provisions of the Contract and GLWB Riders are not applicable to Non-Grantor Trust owned Contracts. Spousal continuation of the Contract is not applicable to Contracts owned by a Non-Grantor Trust. A Non-Grantor Trust cannot own a Qualified Contract.
A Non-Grantor Trust owned annuity is not available under your existing Contract if you acquired the Contract before May 1, 2019. If you are interested in the Non-Grantor Trust endorsement, please contact the Service Center to discuss availability of the endorsement by exchange of your Contract for one issued after May 1, 2019.
Non-Qualified Stretch Annuities
A Contract may be acquired as a Non-Qualified Stretch Annuity, only by a natural person beneficiary of a non-qualified annuity contract (the “Beneficial Owner”) pursuant to a 1035 Exchange of the beneficiary’s interest after death of the owner (“source contract”). For more information on 1035 Exchanges, see “Section 1035 Exchanges” below. We will issue the Non-Qualified Stretch Annuity in the name of the deceased owner with the beneficiary as the Beneficial Owner. We must receive the full death benefit and the information we require from the insurance company that issued the source contract in sufficient time to allow us to begin making life expectancy payments under the Non-Qualified Stretch Annuity Contract.
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A Beneficial Owner may not be a non-natural entity such as a Grantor Trust or Non-Grantor Trust. A Beneficial Owner of a Non-Qualified Stretch Annuity Contract may designate a Successor Beneficiary who is entitled to receive the Beneficial Owner’s remaining interest in the Contract upon the death of the Beneficial Owner. A Successor Beneficiary may not be a non-natural entity.
Non-Qualified Stretch Annuity Beneficial Owners may not elect the GLWB Rider or make Contributions to the Income Segment. You should consult with a qualified tax professional before purchasing the Contract as Non-Qualified Stretch Annuity.
Non-Qualified Stretch Annuity ownership is not available under your existing Contract if you acquired the Contract before May 1, 2019. If you are interested in the Non-Qualified Stretch Annuity endorsement, please contact the Service Center to discuss availability of the endorsement by exchange of your Contract for one issued after May 1, 2019.
Inherited IRAs
The Contract may be an inherited IRA only if it is acquired by a natural person beneficiary of the original IRA upon the original owner’s death. Inherited IRAs will be administered according to the Code, including restricting Contributions and the administration of Required Minimum Distributions. Inherited IRA Owners may not elect the GLWB Rider or make Contributions to an Income Segment. You should consult with a qualified tax professional before acquiring the Contract as an inherited IRA.
Inherited IRA annuity ownership is available for existing Contracts acquired before May 1, 2019, as well as for new Contracts. If you are interested in owning the Contract as an Inherited IRA, please contact the Service Center to discuss availability by exchange of your Contract.
Joint Annuitants
If the Contract is a Non-Qualified Annuity Contract, you are permitted to name a Joint Annuitant. Joint Annuitants may be named in the application or any time before the Annuity Commencement Date. Joint Annuitants must be one another’s Spouse as of the Effective Date.
CHARGES AND DEDUCTIONS
No amounts will be deducted from your Contributions except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested in the Contract.
As more fully described below, charges under the Contract are assessed only as deductions for:
•
Premium Tax, if applicable; and/or

•
Charges against your Annuity Account Value for our assumption of mortality and expense risks; and/or

•
Guarantee Benefit Fee, if applicable.

Mortality and Expense Risk Charge
The mortality risk we assume is that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk from our contractual obligations to make annuity payouts determined in accordance with the annuity tables and other provisions contained in the Contract which cannot be changed. This means that you can be sure that neither the Annuitant’s longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payouts under the Contract. The expense risk we assume is the risk that our actual expenses in administering the Contracts and the Series Account will be greater than we anticipated.
To compensate us for assuming these risks, we deduct a Mortality and Expense Risk Charge from your Annuity Account Value at the end of each valuation period. If you select Death Benefit Option 1, this is a daily charge equal to an effective annual rate of 0.65%. We guarantee that this charge will never increase beyond 0.65%. If you select Death Benefit Option 2, the Mortality and Expense Risk Charge is a daily charge equal to an effective annual rate of 0.85%. We guarantee that this charge will never increase beyond 0.85%.
The Mortality and Expense Risk Charge is reflected in the unit values of each of the Sub-Accounts you have selected. Thus, this charge will continue to be applicable should you choose a variable annuity payout option or a periodic withdrawal option.
Annuity Account Values and annuity payouts are not affected by changes in actual mortality experience we incur.
The Mortality and Expense Risk Charge is higher for Owners who have selected Death Benefit Option 2 because we bear substantial risk in connection with that option. Specifically, we bear the risk that we may be required to pay an amount to your Beneficiary that is greater than your Annuity Account Value.
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If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, we will bear the loss. If this charge is more than sufficient, any excess will be profit for us. Currently, we expect a profit from this charge. Our expenses for distributing the Contracts will be borne by our general assets, which include profits from this charge.
Expenses of the Portfolios
The values of the assets in the Sub-Accounts reflect the values of the Sub-Accounts’ respective Portfolio shares and therefore the fees and expenses paid by each Portfolio. Fees and expenses are deducted from the assets of the Portfolios and are described in each Portfolio’s prospectus. You bear these costs indirectly when you allocate to a Sub-Account.
Some of the Portfolios’ investment advisers or administrators may compensate Protective for providing administrative services in connection with the Portfolios or cost savings experienced by the investment advisers or administrators of the Portfolios. Such compensation is typically a percentage of the value of the assets invested in the relevant Sub-Accounts and generally may range up to 0.35% annually of net assets. Prior to October 5, 2020, GWFS Equities, Inc. (“GWFS”), a broker-dealer and affiliate of Great-West of New York, served as the principal underwriter and distributor of the Contract. After October 5, 2020, the principal underwriter and distributor of the Contract is Investment Distributors, Inc. (“IDI”), a subsidiary of Protective Life Corporation (“PLC”), the parent of Protective. IDI is a Tennessee Corporation and was established in 1993. IDI may also receive Rule 12b-1 fees (ranging up to 0.25% annually of net assets) directly from certain Portfolios for providing distribution related services related to shares of the Portfolios offered in connection with a Rule 12b-1 plan. If IDI receives Rule 12b-1 fees, combined compensation received by Protective for administrative services and received by IDI for distribution related services generally ranges up to 0.60% annually of the assets invested in the relevant Sub-Accounts. Due to the varying nature of this compensation, the annual rate paid under this fee alternative is higher for certain Sub-Accounts than for other Sub-Accounts. This may create a conflict of interest by influencing Schwab representatives to recommend certain Sub-Accounts over other Sub-Accounts.
Premium Tax
We may be required to pay state Premium Taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Depending upon applicable state law, we may deduct charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Payout Election Date. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Contribution, depending on applicable state law.
Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently deducted for these taxes. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.
Payout Options
During the distribution period, you can choose to receive payouts in three ways — through periodic withdrawals, variable annuity payouts or a single, lump-sum payment.
You may change the Annuity Commencement Date within 30 days prior to commencement of payouts. The Annuity Commencement Date may not be earlier than 13 months after the Effective Date of the Contract.
PERIODIC WITHDRAWALS
You may Request that all or part of the Investment Segment Account Value be applied to a periodic withdrawal option. All Requests for periodic withdrawals must be in writing. The amount applied to a periodic withdrawal is the Investment Segment Account Value, less Premium Tax, if any.
In Requesting periodic withdrawals, you must elect:
•
The withdrawal frequency of either 1-, 3-, 6- or 12-month intervals;

•
A minimum withdrawal amount of at least $100;

•
The calendar day of the month on which withdrawals will begin;

•
One of the periodic withdrawal payout options discussed below — you may change the withdrawal option and/or the frequency once each calendar year; and

•
The type of allocation of withdrawals from the Investment Segment Sub-Accounts

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•
Withdrawals may be prorated across the Investment Segment Sub-Accounts in proportion to their assets; or

•
Withdrawals may be made from specific Investment Segment Sub-Account(s). When the specified Investment Segment Sub-Account(s) is depleted, we will automatically prorate the remaining withdrawals against any remaining Sub-Account assets unless you Request otherwise.

While periodic withdrawals are being received:
•
You may continue to exercise all contractual rights.

•
You may keep the same Sub-Accounts as you had selected before periodic withdrawals began.

•
Charges and fees under the Contract continue to apply.

Periodic withdrawals will cease on the earlier of the date:
•
The amount elected to be paid under the option selected has been reduced to zero.

•
The Investment Segment Account Value is zero.

•
You Request that withdrawals stop.

•
You purchase an annuity payout option.

•
The Owner dies.

We may limit the number of times you may restart a periodic withdrawal program.
Periodic withdrawals made for any purpose may be taxable, subject to withholding and to the 10% federal additional tax if you are younger than age 59½.
If you choose to receive payouts from your Contract through periodic withdrawals, you may select from the following payout options:
Income for a specified period (at least 36 months) — You elect the length of time over which withdrawals will be made. The amount paid will vary based on the duration you choose. The amount paid will also vary as a result of investment performance.
Income of a specified amount (at least 36 months) — You elect the dollar amount of the withdrawals. Based on the amount elected, the duration may vary. The duration may also vary as a result of investment performance.
Any other form of periodic withdrawal acceptable to Great-West which is for a period of at least 36 months.
ANNUITY PAYOUTS FROM THE INVESTMENT SEGMENT
You can choose the date that you wish annuity payouts from the Investment Segment to start (the Payout Election Date) either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before the annuity date that you have selected.
If you do not select a Payout Election Date, payouts will begin on the Annuitant’s 99th birthday. If the Owner does not initiate Installments under the GLWB Rider, the entire Annuity Account Value will be annuitized at that time and any benefit under the GLWB Rider will terminate. If you have initiated Installments under the GLWB Rider, only the Investment Segment will be annuitized. Once Installments under the GLWB Rider have begun, the Income Segment cannot be annuitized.
If you have not elected a payout option within 30 days of the Annuity Commencement Date, your Investment Segment Account Value will be paid out as a variable life annuity with a guaranteed period of 15 years.
The amount to be paid out will be based on the Investment Segment Account Value or Annuity Account Value, if applicable, on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Investment Segment Account Value to purchase an annuity payout option is $2,000. If your Investment Segment Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a partial withdrawal.
If you choose to receive variable annuity payouts from your Contract, you may select from the payout options below. If this is a Qualified Annuity Contract, these payout options may be limited by the required minimum distribution rules in Code Section 401(a)(9). For example, certain guaranteed period durations may not be available and payments may need to be modified after the death of the Annuitant in order to comply with these rules.
Variable life annuity with guaranteed period — This option provides for payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10 or 15 years.
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Variable life annuity without guaranteed period — This option provides payouts during the lifetime of the Annuitant. The annuity terminates with the last payout due prior to the death of the Annuitant. Because no minimum number of payouts is guaranteed, this option may offer the maximum level of payouts. It is possible that only one payout may be made if the Annuitant dies before the date on which the second payout is due.
Any other form of variable annuity payout that is acceptable to Great-West.
Under an annuity payout option, you can receive payouts monthly, quarterly, semi-annually or annually in payments which must be at least $50. We reserve the right to make payouts using the most frequent payout interval which produces a payout of at least $50. Once annuity payouts commence, you cannot make Contributions or take withdrawals, other than your annuity payouts, but you may continue to Transfer among and between Sub-Accounts.
If you elect to receive a single sum payment, the amount paid is the Surrender Value.
Amount of First Variable Payout
The first payout under a variable annuity payout option will be based on the value of the amounts held in the Investment Segment Sub-Accounts or Annuity Account, if applicable, you have selected on the first valuation date preceding the Annuity Commencement Date. We determine the first payout under a variable annuity option by applying the appropriate rate to the amount applied under the payout option. The rate applied reflects an assumed investment return (“AIR”) of 2.5%.
For annuity options involving life income, the actual age, year in which annuitization commences and gender of the Annuitant will affect the amount of each payout. We reserve the right to ask for satisfactory proof of the Annuitant’s age. We may delay annuity payouts until satisfactory proof is received. Because payouts to older Annuitants are expected to be fewer in number, the amount of each annuity payout under a selected annuity form will be greater for older Annuitants than for younger Annuitants.
If the age of the Annuitant has been misstated, the payouts established will be made on the basis of the correct age. If payouts were too large because of misstatement, we may deduct the difference with interest us from the next payout or payouts. If payouts were too small, we may add the difference with interest to the next payout. This interest is at an annual effective rate which will not be less than the minimum rate allowed by law.
Annuity Units
We determine the number of Annuity Units paid for each Sub-Account by dividing the amount of the first payout by its Annuity Unit value on the first valuation date preceding the Annuity Commencement Date. The number of Annuity Units used to calculate each payout for a Sub-Account remains fixed during the Annuity Payout Period.
Amount of Variable Payouts After the First Payout
Payouts after the first will vary depending upon the investment performance of the Investment Segment Sub-Accounts or Annuity Account, if applicable. Your payouts will increase in amount over time if the Sub-Accounts you select earn more than the 2.5% AIR. Likewise, your payouts will decrease over time if the Sub-Accounts you select earn less than the 2.5% AIR. We determine the subsequent amount paid from each Sub-Account by comparing the actual performance of the Sub-Account to the AIR.
Transfers After the Variable Annuity Commencement Date
Once annuity payouts have begun, Transfers may be made within the variable annuity payout option among the available Investment Segment Sub-Accounts. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Investment Segment Sub-Account to which the Transfer is made. The result will be that the next annuity payout, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payouts will reflect changes in the value of the new Annuity Units.
Other Restrictions (Investment Segment Only)
Once payouts start from the Investment Segment under the annuity payout option you select:
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no changes can be made in the payout option;

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no additional Contributions to the Investment Segment will be accepted under the Contract; and

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no further withdrawals, other than withdrawals made to provide annuity benefits or satisfy the terms of the GLWB Rider, will be allowed.

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A portion or the entire amount of the annuity payouts may be taxable as ordinary income. If on the Annuity Commencement Date we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payouts and remit that amount to the federal government. State income tax withholding may also apply. Please see “Federal Tax Matters” below.
GUARANTEED LIFETIME WITHDRAWAL BENEFIT
The following table summarizes information about the optional GLWB Rider available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
GLWB Rider	Provides an annual withdrawal amount guaranteed for the life of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s), and increases the Benefit Base annually.
1.50% (as a percentage of the current Benefit Base, for Contract applications signed on or after May 1, 2017)
1.50% (as a percentage of the current Covered Fund Value, for Contract applications signed before May 1, 2017)

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Covered Person(s) must be younger than age 86 on the Election Date.

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Only applies to assets in the Covered Funds.

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Excess Withdrawals may significantly reduce or terminate the benefit.

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Total Contributions to the Covered Funds may not exceed $1,000,000.

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Minimum subsequent Contribution is $500 ($100 via Automatic Bank Draft Plan).

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The Benefit Base may not exceed $5 million.

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Covered Fund Value over $5 million is not used to calculate GAWs.

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If a transfer is made from the Income Segment to the Investment Segment, no transfers may be made into a Covered Fund for at least 90 days.

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Covered Person(s) must attain age 59½ to begin the GAW Phase.

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Any election made by the Beneficiary after the Owner’s death is irrevocable.

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Installments cannot be changed during the GLWB Settlement Phase.

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Distributions and transfers are not permitted during the GLWB Settlement Phase.

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Certain events will cause the Rider to terminate.

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If you annuitize your Contract before Installments under the GLWB Rider have begun, the entire Annuity Account Value will be annuitized and any benefit under the Rider will terminate.

On any business day prior to your 86th birthday, you have the option of electing the GLWB rider by either allocating Contributions to one or more Covered Funds in the Income Segment at your direction, or by Transferring all or part of your Investment Segment Account Value to one or more Covered Funds in the Income Segment at your direction. There is no minimum percent of Annuity Account Value or minimum dollar amount that must be allocated to the Income Segment when electing the GLWB Rider. You are under no obligation to elect the GLWB Rider. If you choose to elect the GLWB Rider, the GLWB Rider will provide you with a Guaranteed Lifetime Withdrawal Benefit, provided all conditions, described below, are met.
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For applications signed before May 1, 2017, the Contract offers a Guaranteed Lifetime Withdrawal Benefit Rider option which calculates the Guarantee Benefit Fee as a percentage of the Covered Fund Value. For applications signed on or after May 1, 2017, the Contract offers a Guaranteed Lifetime Withdrawal Benefit Rider option which calculates the Guarantee Benefit Fee as a percentage of the Benefit Base. Provided all conditions are met, the GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s).
The GAW% and Joint GAW% applicable to you are disclosed in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract (and satisfied other terms described in this paragraph). In order to receive the disclosed GAW% or Joint GAW%, your application must have been signed after the date stated in the Rate Sheet Supplement, your application must have been received by us within 10 days of signing, and your initial Contribution must have been received by us within 30 days of receipt of your application. If these terms are met, the disclosed rates will apply to your Contract and cannot be changed. Terms reflected in Rate Sheet Supplements that were not in effect at such time will not apply to your Contract. The terms of a Rate Sheet Supplement (including the GAW%s and Joint GAW%s) with no specified end date may not be amended unless we provide a minimum of 10 business days prior notice.
The current Rate Sheet Supplement may be found on the SEC’s website (www.sec.gov) by searching with File Number 333-194043. You may contact us at the Service Center for a Rate Sheet Supplement applicable to your Contract. GAW%s and Joint GAW%s reflected in Rate Sheet Supplements may be found in the Appendix to this Prospectus entitled “Guaranteed Annual Withdrawal Percentages from Rate Sheet Supplements”, as well as on the SEC’s website (www.sec.gov) by searching with File Number 333-194043.
All guarantees are subject to the claims paying ability of Great-West.
GLWB Accumulation Phase
The GLWB Accumulation Phase begins when you make a GLWB election by investing in any Covered Funds in the Income Segment. The GLWB Accumulation Phase ends when you elect to begin taking GAWs. During the Accumulation Phase, a Benefit Base will be established which will be used later to determine, in part, the amount of your GAWs. You may elect the GLWB by allocating Contributions or Transferring Investment Segment Account Value to the Covered Funds on any Business Day as long as you are younger than age 86 on the GLWB Rider Election Date. We will record the GLWB Rider Election Date.
Guarantee Benefit Fee
The annual Guarantee Benefit Fee is assessed quarterly, in arrears, during the GLWB Accumulation Phase and GAW Phase. One-fourth of the Guarantee Benefit Fee is deducted quarterly from your Covered Fund Value no later than the 10th Business Day of the month following the calendar quarter end by means of the cancellation of Accumulation Units. The Guarantee Benefit Fee will be calculated based on your Covered Fund Value (for applications signed before May 1, 2017) or the Benefit Base (for applications signed on or after May 1, 2017), subject to the Benefit Base cap, as of the date of the deduction. The Benefit Base may or may not equal the Covered Fund Value at the time the Guarantee Benefit Fee is calculated. The Benefit Base will always be greater than or equal to the Covered Fund Value when the Guarantee Benefit Fee is calculated on a Ratchet Date. We reserve the right to change the frequency of the deduction upon thirty (30) days prior written notice. The Guarantee Benefit Fee will not be assessed during the GLWB Settlement Phase.
The first Guarantee Benefit Fee you pay will be pro-rated based on the portion of the quarter in which you allocated Contributions to the Covered Funds. The current Guarantee Benefit Fee is 1.00% of the Covered Fund Value (for applications signed before May 1, 2017) or 0.90% of the Benefit Base (for applications signed on or after May 1, 2017) held in the Income Segment. We reserve the right to change the frequency and amount of the Guarantee Benefit Fee for any reason, including but not limited to, current market conditions, Owner demand, and changes in the design, upon thirty (30) days prior written notice to you. However, the Guarantee Benefit Fee will never be less than 0.70% or greater than 1.50% of your Income Segment Covered Fund Value (for applications signed before May 1, 2017) or less than 0.00% or greater than 1.50% of your Benefit Base (for applications signed on or after May 1, 2017). We determine the Guarantee Benefit Fee based on observations of a number of long-term experience factors, including, but not limited to, interest rates, volatility, investment returns, expenses, mortality and persistency. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only. We reserve the right to change the Guarantee Benefit Fee at our discretion and for any reason, whether or not these experience factors change (although we will never increase the fee above the maximum or decrease the fee below the minimum). We do not need any particular event to occur before we may change the Guarantee Benefit Fee.
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Unless otherwise stated, any change to the fee will affect all assets in the Covered Funds in the Income Segment.
If you terminate the GLWB Rider, a final pro-rated Guarantee Benefit Fee will be deducted based on the portion of the last quarter that the GLWB Rider was in effect.
The Covered Funds
The GLWB Rider provides protection relating to your Covered Funds by ensuring that, regardless of how your Covered Funds actually perform or the actual Covered Fund Value when you begin your GAWs for retirement or other purposes, you will receive predictable income payments for as long as you live so long as specified conditions are met.
The Covered Funds may be managed in a more conservative fashion than other Portfolios available to you, which may reduce overall volatility in investment performance, may reduce investment returns and may reduce the likelihood that we will be required to make payments under the GLWB Rider. The reduction in volatility permits us to more effectively provide the guarantees under the Rider. If you do not purchase the GLWB Rider, it is possible that you may invest in other Portfolios that experience higher growth or lower losses, depending on the market, than the Covered Funds’ experience. It is impossible to know how various investments will fare on a comparative basis.
We may, without your consent, offer new Covered Funds or cease offering Covered Funds. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under the GLWB Rider, or otherwise. If such a change is required, we will notify you in writing prior to the effective date of such change (generally 90 calendar days unless we are required to give less notice) to allow you to reallocate your Covered Fund Value to maintain your GLWB Rider benefits. If a Covered Fund is closed, you will maintain your Benefit Base in that Covered Fund and all rights under the Rider unless and until you Transfer assets out of the Covered Fund or terminate your Contract, in which case your GLWB Rider will terminate. If you are investing via an Automatic Bank Draft Plan to the closing Covered Fund or utilizing an automatic custom transfer feature such as dollar cost averaging involving the closing Covered Fund, you should contact an annuity account representative to make alternate arrangements. Also, see the sections “Addition, Deletion or Substitution of Sub-Accounts” and “Dollar Cost Averaging.”
Covered Fund Value
Your Covered Fund Value is the aggregate value of each Covered Fund. Your Covered Fund Value may increase with positive market performance or by Contributions to the Income Segment. Your Covered Fund Value may decrease with negative market performance, deduction of the Guarantee Benefit Fee or by taking an Excess Withdrawal or Guaranteed Annual Withdrawals. Your Guarantee Benefit Fee will be calculated based on your Covered Fund Value (for applications signed before May 1, 2017) or your Benefit Base (for applications signed on or after May 1, 2017) as of the date the fee is deducted each quarter.
The Benefit Base
The Benefit Base is separate from your Covered Fund Value. It is not a cash value. Rather, your Benefit Base is used to calculate your GAW during the GAW Phase and the Settlement Phase. Your Benefit Base and your Covered Fund Value may not be equal to one another. Although your Benefit Base is related to your Covered Fund Value in that your Benefit Base will be ratcheted up if the Covered Fund Value is greater than your Benefit Base on the Ratchet Date, at all other times during the year your Covered Fund Value may be higher or lower than the Benefit Base depending on market performance and other factors impacting the Covered Funds. Your Initial Benefit Base is the sum of all GLWB Rider Contributions initially allocated to the Covered Funds in the Income Segment on the GLWB Rider Election Date.
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We increase your Benefit Base on a dollar-for-dollar basis each time you make a GLWB Rider Contribution to a Covered Fund.

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We decrease your Benefit Base on a proportionate basis each time you make an Excess Withdrawal.

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On each Ratchet Date during the GLWB Accumulation Phase and the GAW Phase, we will increase your Benefit Base to equal your current Covered Fund Value if your Covered Fund Value is greater than your Benefit Base. (If so, your Benefit Base will then reflect positive Covered Fund performance.)

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On each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your current Covered Fund Value if an age reset calculation results in a higher GAW amount (see “Reset of the GAW% During the GAW Phase,” below).

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A few things to keep in mind regarding the Benefit Base:
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The Benefit Base is used only for purposes of calculating the Guarantee Benefit Fee (for applications signed on or after May 1, 2017), and calculating your Installment Payments during the GAW Phase and the GLWB Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value.

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It is important that you do not confuse your Benefit Base with the Covered Fund Value.

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During the GLWB Accumulation Phase and the GAW Phase, the Benefit Base will be re-calculated on an annual basis, as described below, and each time you make a GLWB Rider Contribution or take an Excess Withdrawal.

In the event that Great-West requires a Transfer from a Covered Fund as a result of such Covered Fund being eliminated or liquidated, your Benefit Base will be preserved and your Covered Fund Value will be Transferred to a replacement Covered Fund.
Subsequent Contributions to Your Covered Funds
During the GLWB Accumulation Phase and the GAW Phase, you may make additional GLWB Rider Contributions to the Covered Funds in addition to your initial GLWB Rider Contribution. Any subsequent GLWB Rider Contribution is subject to any minimum investment or Transfer requirements imposed by the Contract. The currently available Covered Funds, their investment types, advisers and sub-advisers, current expenses, and past performance are summarized in the chart located in Appendix A: Portfolios Available Under the Contract.
All additional GLWB Rider Contributions made after the GLWB Rider Election Date will increase the Benefit Base dollar-for-dollar on the date the GLWB Rider Contribution is made. Although a GLWB Rider Contribution will increase your Benefit Base, it will not automatically reset your Installment amount. Contact our office if you would like to increase Installments to your maximum allowed. We will not consider the additional purchase of shares of a Covered Fund through reinvested dividends, capital gains, and/or settlements to be a GLWB Rider Contribution. However, they will increase the Covered Fund Value.
We reserve the right to reject additional GLWB Rider Contributions at any time for any reason (see Rights Reserved by Great-West, below). Great-West will provide you with 30 days prior written notice if it determines not to accept additional GLWB Rider Contributions. If Great-West refuses additional GLWB Rider Contributions, you will retain all other rights under the GLWB Rider.
Annual Adjustments to Your Benefit Base
During the GLWB Accumulation Phase, a Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. On each Ratchet Date, we will evaluate your Benefit Base, and will adjust your Benefit Base to equal the greater of:
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your current Benefit Base; or

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your current Covered Fund Value.

It is important to be aware that even though your Covered Fund Value may increase throughout the year due to capital appreciation, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund Value, your Benefit Base will never decrease solely due to negative Covered Fund performance.
It is important to note that annual adjustments to your Benefit Base will not impact your Covered Fund Value. Your Covered Fund Value can only increase or decrease as described above.
Benefit Base Cap
The Benefit Base may not exceed $5 million. Any Covered Fund Value over $5 million will be considered excess Covered Fund Value and will not be used to calculate GAWs. An Owner may Transfer or Distribute any excess Covered Fund Value on a dollar for dollar basis without reducing the Benefit Base and such transfers will not be considered an Excess Withdrawal. However, if the Covered Fund Value falls below $5 million due to an Excess Withdrawal, the Benefit Base will be adjusted as described below.
Excess Withdrawals
The Benefit Base may be adjusted as a result of Excess Withdrawals. During the GLWB Accumulation Phase, except as described above with respect to the Benefit Base Cap, any withdrawals or Transfers from your Covered Fund Value
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will be categorized as Excess Withdrawals. This may include Transfers from the Income Segment Covered Funds to any Investment Segment Portfolio. The Contract currently offers four Covered Funds. Great-West may make additional or fewer Covered Funds available to Contract Owners in the future.
You may make withdrawals or change your investments at any time and in any amount that you wish, subject to any federal tax limitations. Additionally, any withdrawals to satisfy your required minimum distribution obligations under the Code (Qualified Annuity Contract Owners only) will be considered an Excess Withdrawal if taken during the GLWB Accumulation Phase.
You should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund Value during the GLWB Accumulation Phase, as this may affect your future benefits under the GLWB Rider. You are solely responsible for any adverse consequences that may result from any Distributions or withdrawals. You should consult with a financial advisor prior to taking a Distribution or making a withdrawal. In the event you decide to take an Excess Withdrawal, as discussed below, your Covered Fund Value will be adjusted dollar-for-dollar in the amount of the Excess Withdrawal. The Benefit Base will be adjusted at the time the Excess Withdrawal is made by the ratio of the Covered Fund Value immediately after the Excess Withdrawal to the Covered Fund Value immediately before the Excess Withdrawal. Accordingly, your Benefit Base could be reduced by more than the amount of the withdrawal.
Types of Excess Withdrawals
A Distribution (when an amount is paid to you out of your Covered Fund Value) or Transfer (the movement of money from a Covered Fund to any other Sub-Account) during the GLWB Accumulation Phase is considered an Excess Withdrawal. An Excess Withdrawal will reduce your Benefit Base and Covered Fund Value. If you Transfer any amount out of the GLWB Rider, then you will be prohibited from making any Transfers into the GLWB Rider for at least ninety (90) calendar days.
Numerical Example
Excess Withdrawals during the GLWB Accumulation Phase are illustrated as follows:
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Benefit Base = $100,000
Excess Withdrawal amount: $10,000
Covered Fund Value after adjustment= $50,000 - $10,000 = $40,000
Covered Fund Value adjustment = $40,000/$50,000 = 0.80
Adjusted Benefit Base = $100,000 x 0.80 = $80,000
Fees Associated with the Covered Funds
Neither the Guarantee Benefit Fee nor the M&E Charge shall be treated as an Excess Withdrawal.
Treatment of a Distribution During the GLWB Accumulation Phase
At the time of any partial or periodic Distribution, if the Covered Person is 59½ years of age or older, you may elect to begin the GAW Phase (as described below) and begin receiving GAWs at that time. If you choose not to begin the GAW Phase, the Distribution will be treated as an Excess Withdrawal and will reduce your Covered Fund Value and your Benefit Base (as described above).
If the Covered Person is not yet 59½ years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal as described above.
Any Distribution made during the Accumulation Phase to satisfy any contribution limitation imposed under federal law will be considered an Excess Withdrawal at all times. You should consult a qualified tax advisor regarding IRA contribution limits and other tax implications.
Death During the GLWB Accumulation Phase
If an Owner dies before the Initial Installment Date, the GLWB will terminate and the Covered Fund Value shall be paid to the Beneficiary in accordance with the terms of the Contract (unless a Spouse Beneficiary makes an election to continue the Contract as provided in this section).
If a Spouse Beneficiary who was legally married to the deceased Owner under applicable law as of the date of death becomes the sole Owner and Beneficiary under the terms of the Contract, the Spouse Beneficiary may continue the
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Contract and maintain the deceased Owner’s current Benefit Base as of the date of death. In this case, the Ratchet Date will continue to be the same date as it was under the deceased Owner. A Spouse Beneficiary also has the option to establish a new GLWB Rider Election Date with a new Benefit Base based on the current Covered Fund Value. In this case, the Ratchet Date will be the anniversary of the new GLWB Rider Election Date. In either situation, the Spouse Beneficiary shall become the sole Owner. The new Owner will be subject to all terms and conditions of the GLWB Rider, Contract, and the Code, if applicable. Any election made by a Spouse Beneficiary pursuant to this section is irrevocable.
A non-Spouse Beneficiary cannot elect to maintain the Benefit Base. Upon the death of the Owner, the deceased Owner’s Covered Fund Value will be liquidated and will be transferred into the Schwab Government Money Market Sub-Account, or any other fund as approved by Great-West, and distributed to the non-Spouse Beneficiary.
When the Contract is owned by a Non-Grantor Trust, upon the death of the Annuitant, the Covered Fund Value will be liquidated and transferred into the Schwab Government Money Market Sub-Account, and the Death Benefit payable under the Contract will be paid. If either Joint Annuitant dies, the GLWB will continue with the remaining single Annuitant in accordance with the death distribution rules under the Code unless the Owner elects to receive the Death Benefit.
If the Owner has elected a Restricted Beneficiary Payout Option and a Beneficiary is not entitled to continue the Contract, the Covered Fund Value will be liquidated and transferred into the Schwab Government Money Market Sub-Account, and then distributed to the Beneficiary according to the terms of the Restricted Beneficiary Payout Options elected. See “Restricted Beneficiary Payout Options” above for more information.
GAW Phase
The GAW Phase begins when you elect to receive GAWs under the GLWB Rider. The GAW Phase continues until the Covered Fund Value reaches zero and the GLWB Settlement Phase begins. The GAW Phase cannot begin until all Covered Persons attain age 59½.
To initiate the GAW Phase, you must submit a written Request to Great-West. At that time, you must provide sufficient documentation in good order and in a manner reasonably satisfactory to Great-West for Great-West to determine the age of each Covered Person. You may also begin the GAW Phase by initiating a Distribution while you are in the GLWB Accumulation Phase and the Covered Person(s) is 59½ years of age or older. At that time, you may elect to begin receiving Installments and establish your GAW%. If you choose not to initiate the GAW Phase, the Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. If the Covered Person(s) is not yet 59½ years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. In these situations, the Benefit Base will be adjusted by the ratio of the Covered Fund Value after the Excess Withdrawal to the previous Covered Fund Value.
Because the GAW Phase cannot begin until all Covered Persons under the GLWB Rider attain age 59½, any Distributions taken before then will be considered Excess Withdrawals and will be deducted from the Covered Fund Value and Benefit Base. See “GLWB Accumulation Phase” above. If the Annuity Account is not held jointly, the Owner’s Spouse must be the sole Beneficiary. Installments will not begin until such change is made.
Because of decreasing life expectancy as you age, in certain circumstances, the longer you wait to start taking GAWs, the less likely it is that you will benefit from your GLWB Rider. On the other hand, the earlier you begin taking GAWs, the lower the GAW Percentage you will receive and therefore the lower your GAWs (if any) will be. You should talk to your tax advisor before initiating the GAW Phase to determine the most financially beneficial time for you to begin taking GAWs.
Calculation of Guaranteed Annual Withdrawals
It is important that you understand how the GAW is calculated because it will affect the benefits you receive under the GLWB Rider. Once you initiate the GAW Phase by submitting a Request to begin receiving GAW payments, we will verify the age of the Covered Person(s) and then determine the amount of the GAW.
To determine the amount of the GAW, we will compare the current Benefit Base to the current Covered Fund Value on the Initial Installment Date. If the Covered Fund Value is greater than the Benefit Base, we will increase the Benefit Base to equal the Covered Fund Value, and the GAW will be based on the increased Benefit Base amount.
During the GAW Phase, your Benefit Base may receive an annual adjustment. This adjustment is discussed below, and, if applicable, will occur on your Ratchet Date. Your Ratchet Date will become the anniversary of the Initial Installment Date and will no longer be the anniversary of the GLWB Rider Election Date as it was during the GLWB Accumulation Phase.
We use your Benefit Base to calculate the GAW you receive. However, even though the Benefit Base may be adjusted annually, your GAW% will not change unless there is a Reset of the GAW%. See “Reset of the GAW% During the GAW Phase” below.
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To calculate the GAW on the Initial Installment Date we multiply the Benefit Base by the GAW% contained in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract. For rates applicable to you, please see the Appendix to this Prospectus entitled “Guaranteed Annual Withdrawal Percentages from Rate Sheet Supplements”. Unless otherwise requested, the amount of the initial Installment equals the GAW divided by the number of payments per year under the Installment Frequency Option you have chosen. We may allow Installments that annually total less than the GAW.
It is important to note that Installments during the GAW Phase will reduce your Covered Fund Value on a dollar-for-dollar basis, but they will not reduce your Benefit Base.
Calculation of GAW Amount
The GAW% is based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons, the GAW% is based on the age of the younger Covered Person.
Examples are set forth below. If you would like more information on your GAW% or Joint GAW%, or for a copy of the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, please contact our Service Center.
Numerical Examples of the Guaranteed Annual Withdrawal
(GAW% and Joint GAW% rates used in these examples are for illustration purposes only. The rates applicable to you are disclosed in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract.)
Scenario #1: 66 Year Old Single Covered Person
Benefit Base = $80,000
Single GAW% = 5.00%
GAW = $4,000 ($80,000 x 5.00%)
Scenario #2: 68 Year Old Joint Covered Person with a 63 Year Old Spouse
Benefit Base = $80,000
Joint GAW% = 3.50%
(for 63 year old)
GAW = $2,800 ($80,000 x 3.50%)
Scenario #3: 60 Year Old Single Covered Person
Benefit Base = $80,000
Single GAW% = 4.00%
GAW = $3,200 ($80,000 x 4.00%)
Scenario #4: 71 Year Old Joint Covered Person with a 65 Year Old Spouse
Benefit Base = $80,000
Joint GAW% = 4.50% (for a 65 year old)
GAW = $3,600 ($80,000 x 4.50%)
Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the GAW Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to Joint Covered Persons once the GAW Phase has begun. Similarly, an election to receive Installments based on Joint Covered Persons cannot subsequently be changed to a sole Covered Person. Installments will reduce the Covered Fund Value on a dollar-for-dollar basis.
Installment Frequency Options
Your Installment Frequency Options are as follows:
1.
Annual — the GAW will be paid on the Initial Installment Date and each anniversary annually, or next business day, thereafter.

2.
Semi-Annual — half of the GAW will be paid on the Initial Installment Date and in Installments every 6 month anniversary, or next business day, thereafter.

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3.
Quarterly — one quarter of the GAW will be paid on the Initial Installment Date and in Installments every 3 month anniversary, or next business day, thereafter.

4.
Monthly — one-twelfth of the GAW will be paid on the Initial Installment Date and in Installments every monthly anniversary, or next business day, thereafter.

You may request to change the Installment Frequency Option starting on each Ratchet Date during the GAW Phase.
Great-West may allow Installments that in total over the year are less than the GAW. If the total GAW amount is not taken as Installments, the amount not taken does not increase future GAW amounts.
Lump Sum Distribution Option
At any time during the GAW Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum Distribution up to the remaining scheduled amount of the GAW for that year.
Numerical Example of Lump Sum Distribution
Assume the following:
GAW = $4,800 with a monthly distribution of  $400
Three monthly Installments have been made (3 x $400 = $1,200)
Remaining GAW = GAW - paid Installments to date = $4,800 - $1,200 = $3,600
So, a Lump Sum Distribution of  $3,600 may be taken.
Suspending and Re-Commencing Installments After a Lump Sum Distribution
It is your responsibility to Request the suspension of the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you choose not to suspend the remaining Installments for the year, an Excess Withdrawal may occur. See “Effect of Excess Withdrawals During the GAW Phase” below.
After receiving a Lump Sum Distribution and suspending Installments, you must notify Great-West that you wish to recommence Installment payments for the next year. Great-West must receive notice 30 calendar days before the next Ratchet Date that you wish to recommence payments; otherwise, Great-West will not make any Installments. The Ratchet Date will not change if Installments are suspended.
You are solely responsible for any adverse consequences that may result from any Distributions or withdrawals. You should consult with a financial advisor prior to making any withdrawals.
Ratchet to Benefit Base During the GAW Phase
Once a year, on your Ratchet Date, we will review your GAW and may make an adjustment by increasing your GAW amount. This adjustment, if applicable, will be made by a Ratchet. Just like the Accumulation Phase, we will compare the Covered Fund Value to determine if it exceeds the Benefit Base. If so, we will adjust the Benefit Base to equal the Covered Fund Value.
On each Ratchet Date, the Benefit Base automatically adjusts to the greater of:
1.
the current Benefit Base; or

2.
the current Covered Fund Value.

GAWs will adjust annually on the Ratchet Date based on the new Benefit Base. This information will be reflected in your quarterly statement and online.
Installments will not change unless Requested by the Owner.   You may Request to change your Installments at the time you elect your GLWB Rider by providing standing instructions to maximize your Installments, or at any time before your next Ratchet Date by contacting the Service Center.
Reset of the GAW% During the GAW Phase
Annually, Great-West shall multiply the Covered Fund Value, subject to the Benefit Base Cap, as of the Ratchet Date by the Attained Age GAW% (based on your or the younger Joint Covered Person’s Attained Age on the Ratchet Date) and determine if it is higher than the current Benefit Base multiplied by the current GAW%. Great-West will then provide the Owner with the result of this calculation. This information will be reflected in your quarterly statement and online.
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Installments will not change unless Requested by the Owner.   You may Request to change your Installments at the time you elect your GLWB Rider by providing standing instructions to maximize your Installments, or at any time before your next Ratchet Date by contacting the Service Center.
If beneficial, the current GAW% will change to the Attained Age GAW% and the Benefit Base will change to the current Covered Fund Value as of the Ratchet Date. If the Reset takes effect, it will be effective on the Ratchet Date as the Ratchet Date does not change due to Reset.
Example:
If (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date)
is greater than (Current GAW%) x (Current Benefit Base)
then (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) becomes new GAW and (Covered Fund Value) = (New Benefit Base)
Numerical Example When Reset is Beneficial:
Age at Initial Installment Date = 60
Attained Age = 70
Covered Fund Value = $120,000
Current Benefit Base = $125,000
Current GAW% before Ratchet Date = 4%
Attained Age GAW% after Ratchet Date = 5.5%
(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained Age GAW%) x (Covered Fund Value) = 5.5% x $120,000 = $6,600
So New GAW is $6,600
New Benefit Base is $120,000
New GAW% of 5.5% will take effect.
Numerical Example When Reset is NOT Beneficial
Age at Initial Installment Date = 60
Attained Age = 70
Covered Fund Value = $75,000
Current Benefit Base = $125,000
Current GAW% before Ratchet = 4%
Attained Age GAW% after Ratchet Date = 5.5%
(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained age withdrawal %) x (Covered Fund Value) = 5.5% x $75,000 = $4,125
So Because $4,125 is less than current GAW of  $5,000, no Reset of the GAW% will take effect.
Additional GLWB Rider Contributions During the GAW Phase
Additional GLWB Rider Contributions made after the Initial Installment Date will increase the Benefit Base dollar-for-dollar on the date the GLWB Rider Contribution is made and will increase the GAW amount for the current year.
To calculate the new GAW amount, we multiply the new Benefit Base by the current GAW%.
Installments will not change unless Requested by the Owner.   You may Request to change your Installments at the time you elect your GLWB Rider by providing standing instructions to maximize your Installments, or at any time before your next Ratchet Date by contacting the Service Center.
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Payments on Death During GAW Phase
If an Owner Dies After the Initial Installment Date as a Single Covered Person for Non-Qualified Annuity Contracts
If an Owner dies after the Initial Installment Date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value will be liquidated and will be transferred into the Schwab Government Money Market Portfolio Sub-Account, and distributed to the Beneficiary. If permitted by the Contract and the Code, if applicable, the surviving spouse Beneficiary may elect to have a new Contract issued with the surviving spouse Beneficiary as the sole Owner and Covered Person, in which event an initial Benefit Base shall be established and he or she will be subject to all terms and conditions of the Contract and the Code, if applicable. Any election made by the surviving spouse Beneficiary is irrevocable.
If the Owner has elected a Restricted Beneficiary Payout Option, the Covered Fund Value will be liquidated and transferred into the Schwab Government Money Market Sub-Account, and then distributed to the Beneficiary according to the terms of the Restricted Beneficiary Payout Options elected. See “Restricted Beneficiary Payout Options” above for more information.
If an Owner Dies After the Initial Installment Date while Second Covered Person is Living for Non-Qualified Annuity Contracts
Upon the death of an Owner after the Initial Installment Date, and while a second Covered Person who was legally married to the deceased Owner under applicable state law on the date of death is still living, the surviving Covered Person will become the sole Owner and Beneficiary (if permitted by the terms of the Contract and the Code, if applicable), and he or she will acquire all rights under the Contract and will continue to receive GAWs based on the deceased Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s Beneficiary will receive any remaining Covered Fund Value if such death occurs before the GLWB Settlement Phase. Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution. In either situation the Ratchet Date will be the date when the Annuity Account is established.
For Contracts owned by Non-Grantor Trusts, Installments will continue to be paid to the surviving Covered Person in accordance with permissible distributions under the Code and other applicable state and federal laws, rules and regulations governing such benefit payments. Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution. The Ratchet Date will be the date when the Annuity Account is established.
If the Owner has elected a Restricted Beneficiary Payout Option and the Beneficiary is not entitled to continue the Contract, the Covered Fund Value will be liquidated and transferred into the Schwab Government Money Market Sub-Account, and then distributed to the Beneficiary according to the terms of the Restricted Beneficiary Payout Options elected. See “Restricted Beneficiary Payout Options” above for more information.
If the surviving Covered Person/Beneficiary becomes the sole Owner, then he or she will be subject to all terms and conditions of the Contract, the GLWB Rider and the Code, if applicable.
Any election made by the Beneficiary pursuant to this section is irrevocable.
If the Owner Dies After the Initial Installment Date as a Single Covered Person for Qualified Annuity Contracts
If the Owner dies after the Initial Installment Date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value shall be distributed to the Beneficiary in accordance with the terms of the Contract. If permitted by the Contract and the Code, the Owner’s surviving spouse Beneficiary may elect to continue the Contract in which event an initial Benefit Base shall be established and he or she will be subject to all terms and conditions of the GLWB Rider and the Code. Any election made by the Beneficiary is irrevocable.
If the Owner has elected a Restricted Beneficiary Payout Option and the Beneficiary is not entitled to continue the Contract, the Covered Fund Value will be liquidated and transferred into the Schwab Government Money Market Sub-Account, and then distributed to the Beneficiary according to the terms of the Restricted Beneficiary Payout Options elected. See “Restricted Beneficiary Payout Options” above for more information.
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If the Owner Dies After the Initial Installment Date while Second Covered Person is Living for Qualified Annuity Contracts
Upon the death of an Owner after the Initial Installment Date, and while the second Covered Person is still living, the second surviving spouse Covered Person/Beneficiary may elect to become an Owner (if permitted by the Contract and the Code) and he or she will acquire all rights under the GLWB Rider and continue to receive GAWs based on the original Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s Beneficiary will receive any remaining Covered Fund Value. Alternatively, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner. In either situation the Ratchet Date will be the date when the Account is established.
If the Owner has elected a Restricted Beneficiary Payout Option and the Beneficiary is not entitled to continue the Contract, the Covered Fund Value will be liquidated and transferred into the Schwab Government Money Market Sub-Account and then distributed to the Beneficiary according to the terms of the Restricted Beneficiary Payout Options elected. See “Restricted Beneficiary Payout Options” above for more information.
To the extent the Beneficiary becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Effect of Excess Withdrawals During the GAW Phase
After the Initial Installment Date, the portion of Distributions or Transfers, that, combined with all other amounts, exceeds the GAW amount will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund Value (after the Excess Withdrawal) to the previous Covered Fund Value (before the Excess Withdrawal). If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.
If an Owner Requests a Distribution or Transfer over the telephone, Great-West will advise the Owner whether such Distribution or Transfer will be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the Distribution or Transfer being considered an Excess Withdrawal. Alternatively, if an Owner makes a Request in writing, Great-West will advise the Owner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Owner may contact Great-West by telephone to determine whether, as of the date of the Request, the Requested Distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such Distribution or Transfer will be determined as of the date that Great-West receives the Request, subject to the terms set forth in the written Request.
Numerical Example
Assume the following:
Covered Fund Value before GAW = $55,500
Benefit Base = $100,000
GAW% =5.5%
GAW Amount = $100,000 x 5.5% = $5,500
Total Annual withdrawal =$10,500
Excess withdrawal = $10,500 - $5,500 = $5,000
Covered Fund Value after GAW = $55,000 - $5,500 = $50,000
Covered Fund Value after Excess Withdrawal =$50,000 - $5,000 = $45,000
Adjustment due to Excess Withdrawal = $45,000/$50,000 = 0.90
Adjusted Benefit Base = $100,000 x 0.90 = $90,000
Adjusted GAW Amount = $90,000 x 5.5% = $4,950
(Assuming no GAW increase on succeeding Ratchet Date)
GLWB Settlement Phase
The GLWB Settlement Phase begins when the Covered Fund Value has reduced to zero as a result of negative Covered Fund performance, payment of the Guarantee Benefit Fee, certain other fees (e.g., Mortality and Expense fees, advisory fees or asset management fees), and/or GAWs, but the Benefit Base is still positive.
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When the GLWB Settlement Phase begins, if the remaining Covered Fund Value is less than the amount of the final Installment in the GAW Phase, Great-West will pay the remaining balance of the Installment within 7 days from the Installment Date. Installments continue for your life under the terms of the GLWB Rider, but all other rights and benefits under the GLWB Rider will terminate. Installments will continue in the same frequency as previously elected, and cannot be changed during the Settlement Phase. During the Settlement Phase, Installments from one anniversary to the next will equal the Guaranteed Annual Withdrawal Amount.
Distributions and Transfers are not permitted during the Settlement Phase.
During the Settlement Phase, the Guarantee Benefit Fee will not be deducted. When the last Covered Person dies during the Settlement Phase, the Rider will terminate and no Installments will be paid to the Beneficiary.
Divorce and the Income Segment
Certain elections described below may have adverse tax consequences. Please consult your tax adviser.
Divorce During the GLWB Accumulation Phase — Non-Qualified Annuity Contracts
If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree before the Initial Installment Date, the Owner(s) must immediately notify us and provide a copy of the Decree and any other information that we may require.
If the former Spouse of the Owner becomes the sole Owner of the Annuity Account by a settlement agreement or a court-issued divorce Decree, the Owner may request that the Contract be reissued with the former Spouse as the sole Owner. If the Contract is so reissued, the current Benefit Base will be maintained.
If the Annuity Account is divided between the Owner and the Owner’s former Spouse by a settlement agreement or a court-issued divorce Decree, the Owner(s) may request that the current Contract will be maintained and a new Contract will be issued to the former Spouse, with the Owner and the former Spouse each being a Covered Person under his/her own Contract. If the Contract is reissued as one new Contract, the Benefit Base will be proportionate to the share of the Covered Fund Value allocated to the former Spouse as of the date of reissuance. If the Contract is reissued as two new Contracts, the Benefit Base will be divided in the same proportion as the respective Covered Fund Values as of the date of reissuance.
Divorce During the GLWB Accumulation Phase — Qualified Annuity Contracts
Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Great-West will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree received during the GLWB Accumulation Phase. The Alternate Payee shall be responsible for submitting a Request to begin Distributions in accordance with the Code.
If the Alternate Payee named in the Decree is the Owner’s Spouse during the Accumulation Phase, he or she may elect to become an Owner, either by maintaining the current Benefit Base of the previous Owner, divided pursuant to the terms of the Decree, or establishing a new Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established and he or she will continue as an Owner. If the Alternate Payee elects to maintain the current Benefit Base, the Benefit Base will be divided between the Owner and the Alternate Payee in the same proportion as their respective Covered Fund Values pursuant to the terms of the Decree In either situation, the Alternate Payee’s Election Date shall be the date the Annuity Account is established.
To the extent that the Alternate Payee becomes an Owner, she or he will be subject to all terms and conditions of the Contract.
Any election made by the Alternate Payee pursuant to this section is irrevocable.
Divorce During the GAW Phase — Non-Qualified Annuity Contracts
If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree after the Initial Installment Date but before the GLWB Settlement Phase, the Owner(s) must immediately notify Great-West and provide the information that Great-West requires.
Pursuant to the agreement or decree, if there is a single Covered Person, the Benefit Base and GAW will be divided between the Spouses in the same proportion as each respective Spouses’s Covered Fund Values as of the effective date of the agreement or decree. The Owner may continue to receive proportional GAWs after the Annuity Accounts are split. The former Spouse may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become and Owner and receive his or her proportional GAWs.
Pursuant to the agreement or decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as each respective Spouse’s Covered Fund Values as of the effective date of the agreement
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or decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the Joint Covered Persons GAW%. The former Spouse may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the GAW Phase based on the amounts calculated pursuant to the Joint Covered Persons GAW% after the Annuity Accounts are split. A new Installment anniversary date will be established for the former Spouse on the date the Annuity Accounts are split.
In the alternative, the former Spouse may establish a new GLWB in the Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.
To the extent that the former Spouse becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Any election made by the former Spouse pursuant to this section is irrevocable.
Divorce During the GAW Phase — Qualified Annuity Contracts
Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Great-West will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree approved during the GAW Phase. The Alternate Payee shall be responsible for submitting a Request to begin Distributions in accordance with the Code.
Pursuant to the instructions in the Decree, if there is a single Covered Person, the Benefit Base and GAW will be divided in the same proportion as each respective Spouse’s Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner.
Pursuant to the instructions in the Decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as each respective Spouse’s Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the Joint Covered Persons GAW%. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the GAW Phase based on the amounts calculated pursuant to the Joint Covered Persons GAW% after the Annuity Accounts are split. A new Installment anniversary date will be established for the Alternate Payee on the date the Annuity Accounts are split.
In the alternative, the Alternate Payee may establish a new GLWB in the Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.
To the extent that the Alternate Payee becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Any election made by the Alternate Payee pursuant to this section is irrevocable.
Divorce During the GLWB Settlement Phase
If a Request is made in connection with a divorce, Great-West will divide the Installment pursuant to the terms of any settlement or divorce decree. Installments will continue pursuant to the lives of each payee.
Termination of the GLWB Rider
The GLWB Rider will terminate automatically upon the earliest of:
1.
the date of death of the Owner if there is no surviving Covered Person;

2.
the date of death of the Annuitant if there is no surviving Covered Person of a Contract held by a Non-Grantor Trust;

3.
the date Death Benefits are paid to the Owner of a Contract held by a Non-Grantor Trust;

4.
the date there is no longer a Covered Person under the GLWB Rider;

5.
the date the Contract is terminated;

6.
the date the Benefit Base is reduced to zero prior to the GLWB Settlement Phase due to one or more Excess Withdrawals;

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7.
the Annuity Commencement Date, if no Installments have been taken; or

8.
In those states that the Contract permits you to change the Owner of the Contract or assign the Contract, the date a Non-Qualified Annuity Contract and Rider are assigned to a new Owner if the Covered Person(s) is/are changed.

If the GLWB is canceled, the Benefit Base, GAW and any other benefit accrued or received under the GLWB shall terminate. The Owner may not make any subsequent Transfers or GLWB Rider Contributions into the GLWB Rider until at least ninety (90) calendar days after termination of the GLWB, at which point a new GLWB Rider Election Date shall be recorded. In such an event, the Benefit Base will be based on the current Covered Fund Value on the date the new GLWB is established.
We will not provide Owners with notice prior to termination of the Contract or GLWB Rider and the Guarantee Benefit Fee will not be refunded upon termination of the GLWB Rider.
You should consult with your financial professional to assist you in determining whether the GLWB Rider is suited for your financial needs and investment risk tolerance. Adding the GLWB Rider to your Contract may not be in your interest since all conditions of the Rider must be met, an additional annual fee is imposed and a Covered Person must remain living for you to receive certain benefits. Furthermore, the GLWB Rider contains different investment options (Covered Funds) and special investment limitations with conditions than otherwise available under the Contract. You should carefully consider each of these factors before deciding if a GLWB Rider is suitable for your needs, especially at older ages.
The applicable GAW% and Joint GAW% are shown in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, rather than at the time you select a GLWB Rider. If you would like more information on the GLWB Rider, the GAW%, or the Joint GAW% applicable to you, or for a copy of the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, please contact our Service Center.
TAXATION OF ANNUITIES IN GENERAL
The following discussion of the federal income tax consequences is only a brief summary of general information and is not intended as tax advice to any individual. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the person who receives the distribution.
You should consult a tax advisor for further information.
Federal Tax Matters
The following discussion is a general description of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax advisor as to how the tax rules apply to you before initiating any transaction.
This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.
Because tax laws, rules, and regulations are constantly changing, we do not make any guarantees about the Contract’s tax status.
Taxation of Annuities
Section 72 of the Code governs the taxation of annuities. An owner who is a “natural person” will not generally be taxed on increases, if any, in the value of the Annuity Account Value until all or part of the Annuity Account Value is distributed (for example, withdrawals, GAW payments or annuity payouts under the annuity payout option elected).
Under a Grantor Trust, the Grantor(s), who must be a natural person(s), is treated as the Owner of the Contract for tax purposes. The taxable portion of a distribution (in the form of a single sum payout, a withdrawal, a GAW payment or an annuity) is taxable as ordinary income.
If the Owner of a Contract is a non-natural person (for example, a corporation, partnership, limited liability company or trust), the Owner must generally include in income any increase in the excess of the Annuity Account Value over the
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“investment in the Contract” (discussed below) during each taxable year. The rule generally does not apply, however, where the non-natural person is only the nominal Owner of a Contract and the beneficial Owner is a natural person.
This rule also does not apply where:
•
The Contract is acquired by the estate of a decedent.

•
The Contract is a qualified funding asset for a structured settlement.

•
The Contract is an immediate annuity.

You should consult with your tax advisor as to whether your Non-Grantor Trust satisfies the exception to the non-natural owner rule.
If the Contract’s Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age, it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner’s income.
The following discussion generally applies to a Contract owned by a natural person.
Withdrawals
Partial withdrawals, including GAW payments and periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent that the Annuity Account Value immediately before the withdrawal exceeds the “investment in the Contract” at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the “investment in the Contract.” The taxable portion of any withdrawal is taxed at ordinary income tax rates.
The IRS has not provided guidance as to the tax treatment of the charge for the GLWB (the Guarantee Benefit Fee) under the Contract. The IRS could treat the deduction of the Guarantee Benefit Fee from the Covered Fund Value (for applications signed before May 1, 2017) or the Benefit Base (for applications signed on or after May 1, 2017) as a deemed withdrawal from the contract subject to current income tax to the extent the Annuity Account Value exceeds the investment in the Contract and, if applicable, the 10% premature distribution additional tax. We do not currently report charges for the GLWB as withdrawals, but we will do so in the future if the IRS requires that we do so.
Annuity Payouts
Although the tax consequences will vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payout that exceeds the exclusion amount will be taxed. The exclusion amount is generally determined by a formula that establishes the ratio of the “investment in the Contract” to the expected return under the Contract. For variable annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the “investment in the Contract” allocated to the variable annuity payouts bears to the number of payouts expected to be made (determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected). However, the remainder of each annuity payout is taxable. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payouts is taxable. If the annuity payments stop as a result of an Annuitant’s death before full recovery of the “investment in the Contract,” you should consult a competent tax advisor regarding the deductibility of the unrecovered amount.
If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.
The taxable portion of any annuity payout is taxed at ordinary income tax rates.
Additional Tax
There may be a federal additional income tax imposed equal to 10% of the amount treated as taxable income. In general, however, there is no additional tax on distributions:
•
Made on or after the date on which the Owner reaches age 59½.

•
Made as a result of death or disability of the Owner.

•
Received in substantially equal periodic payouts (at least annually) for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the “designated beneficiary.”

A similar 10% additional tax is imposed on premature distributions from Qualified Annuity Contracts.
For more details regarding the additional tax and other exemptions that may be applicable to Non-Qualified Annuity Contracts and Qualified Annuity Contracts, including those related to COVID-19, consult a competent tax advisor.
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Taxation of Death Benefit Proceeds
Amounts may be distributed from the Contract because of the death of an Owner (or an Annuitant, if applicable). If the death occurs before annuity payouts start, such amounts are generally included in the income of the recipient as follows:
•
If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above.

•
If distributed under an annuity form, they are taxed in the same manner as annuity payouts, as described above.

If the death occurs on or after annuity payouts start, and before the end of any guarantee period, the payments that are made to the Beneficiary for the remainder of that period are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includable in income.
Distribution at Death
For a Non-Qualified Annuity Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following two distribution rules:
•
If an Owner dies before the date annuity payouts start, the entire Annuity Account Value must generally be distributed within five years after the date of death. If payable to a “designated beneficiary,” the distributions may be paid over the life of that “designated beneficiary” or over a period not extending beyond the life expectancy of that “designated beneficiary,” so long as payouts start within one year of the Owner’s death. If the sole “designated beneficiary” is the Owner’s Spouse, the Contract may be continued in the name of the Spouse as Owner.

•
If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

See the discussion below for Required Minimum Distributions from Qualified Annuity Contracts.
Diversification of Investments
For a Non-Qualified Annuity Contract to be treated as an annuity for federal income tax purposes, the investments of the Sub-Accounts must be “adequately diversified” in accordance with Treasury Department Regulations. If the Series Account or a Sub-Account failed to comply with these diversification standards, a Non-Qualified Annuity Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Annuity Account Value over the “investment in the Contract.”
Although we may not control the investments of the Covered Funds or the Portfolios, we expect that the Covered Funds and the Portfolios will comply with such regulations so that the Sub-Accounts will be considered “adequately diversified.” Owners bear the risk that the entire Non-Qualified Annuity Contract could be disqualified as an annuity under the Code due to the failure of the Series Account or a Sub-Account to be deemed to be adequately diversified.
Owner Control
In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that the ownership rights of an Owner under the Contract would result in any Owner being treated as the owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether the IRS will provide additional guidance on this issue and what standards that guidance may contain. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Contract.
Multiple Contracts
All deferred, Non-Qualified Annuity Contracts that Great-West (or our affiliates) issues to the same Owner during any calendar year must be treated as a single annuity contract for purposes of determining the taxable amount.
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Withholding
Distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient’s tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions, except in certain circumstances.
Section 1035 Exchanges
Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one annuity contract for another if certain requirements are satisfied.
If you exchange part of an existing annuity contract for another annuity contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% additional tax.
Please discuss any tax consequences concerning any contemplated or completed transactions with a competent tax advisor.
Assignment, Transfer or Exchange of the Contract
Other than in the case of a Qualified Annuity Contract (which generally cannot be assigned or pledged), any assignment or pledge of (or agreementto assign or pledge) any portion of the Annuity Account Value is treated for federal incometax purposes as a withdrawal of such amount or portion. If the entire Annuity Account Value is assigned or pledged, subsequent increases in the Annuity Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The investment in the contract is increased by the amount included in income with respect to such assignment or pledge, though it is not affectedby any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the “cash surrender value” and the investment in the contract at the time of transfer. In such case, the transferee’s “investment in the contract” will increase to reflect the increase in the transferor’s income. The exceptions for transfers to the Owner’s spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal tax law.
Investment Income Surtax
Distributions from Non-Qualified Annuity Contracts are considered “investment income” for purposes of the investment income surtax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of  (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly or qualifying widow(er) with dependent child, $125,000 for married couples filing separately, and $200,000 for everyone else). The term net investment income excludes any distribution from an IRA or certain other retirement plans or arrangements. The IRS has issued regulations implementing this new provision of the law. Please consult the impact of the Investment Income Surtax on you with a competent tax advisor.
Domestic Partnerships, Civil Unions, and Same-Sex Marriages
Under Treasury Department regulations the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple resides would recognize the marriage. In the 2015 case, Obergefell v. Hodges, the U.S. Supreme Court required all states to issue marriage licenses to same-sex couples and to recognize same-sex marriages validly performed in other jurisdictions. For federal tax purposes, the term ‘marriage’ does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated as a marriage under that state’s law. Therefore, domestic partners and individuals in civil unions are not treated as Spouses under this Contract. You are strongly encouraged to consult with a competent tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages.
Qualified Annuity Contracts
Notwithstanding any provision of the Contract or GLWB Rider, certain provisions apply to Contracts intended to qualify as Individual Retirement Annuities under section 408(b) of the Code and Roth Individual Retirement Annuities under section 408A of the Code, including:
•
Only the Owner may be the Annuitant of the Contract;

•
Only one Owner may be established under the Contract;

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•
The Contract must be established for the exclusive benefit of the Owner and the Beneficiary;

•
The entire interest of the Owner must be non-forfeitable;

•
The Contract must be non-transferable. The Owner may not borrow any money under the Contract or pledge it as security for a loan. The Owner may not sell, assign or transfer the Contract, unless permitted by a Divorce or Separation Decree.

•
Great-West will furnish an annual calendar year report on the status of the Contract and such information concerning required minimum distributions as is prescribed by the Commissioner of Internal Revenue.

Contributions to Qualified Annuity Contracts
Except in the case of a “rollover contribution” as permitted by the Code or a Contribution made in accordance with the terms of a Simplified Employee Pension (SEP), as described in Code Section 408(k), Contributions will only be accepted if they are in cash. The total of such Contributions shall not exceed the maximum as Section 219(b)(5)(A) of the Code may allow, for any taxable year, regardless of whether such Contributions are deductible by the Owner under Section 219(b)(1) of the Code. In the case of an individual who is age 50 or older, the annual cash Contribution limit is increased by the amount as Section 219(b)(5)(B) of the Code may allow for any taxable year.
You have sole responsibility for determining whether any premium payment satisfies these contribution limits and any applicable income tax rules.
Required Minimum Distributions from Qualified Annuity Contracts
In general. In the case of Qualified Annuity Contracts, rules imposed by Section 401(a)(9) of the Code determine the time at which distributions must commence to you or your beneficiary and the manner in which the minimum amount of the distribution is computed (the “RMD” rules). Legislation passed in 2019 (the “SECURE Act”) changed a number of the RMD rules applicable to distributions after the death of a Qualified Contact owner. These changes were generally effective for deaths occurring after 2019. This discussion describes only those new RMD rules and not those of prior law, which remain applicable in certain circumstances. Failure to comply with the RMD rules may result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which the minimum required distribution exceeds the actual distribution from the Qualified Annuity Contract.
“RMDs” made from the GLWB Rider will only be made in a manner consistent with the required minimum distribution rules or other provisions of the Code, as detailed below.
Any RMD during the GLWB Accumulation Phase will be considered an Excess Withdrawal.
During the GAW Phase, RMDs will not be considered to be Excess Withdrawals if the required minimum distribution causes the total Distributions to exceed the GAW amount to the extent the RMD amount is attributable to the Covered Fund Value.
When distributions must begin. Distributions of minimum amounts (as specified in the RMD rules) must commence from Qualified Annuity Contracts by the “required beginning date.” The RBD for IRAs is April 1 of the calendar year following the calendar year in which the Owner attains age 72 (or 70½ for Ownersborn before July 1, 1949).
Annual distribution amount. If you choose to take RMDs in the form of withdrawals, the annual amount to be distributed is determined by dividing your Contract’s account value by the applicable factor from IRS life expectancy tables. The death benefit under your Contract, the benefits under the GLWB Rider, and certain other benefits of your Contract may increase the amount of the minimum required distribution that must be taken from your Contract. It is the responsibility of the Owner to request payments in accordance with the minimum distribution requirements of the Code.
Death before your required beginning date. In general, if you die before your required beginning date, and you have a designated beneficiary, any remaining interest in your Contract must be distributed within 10 years after your death, unless the designated beneficiary is an EDB. A designated beneficiary is any individual designated as a beneficiary by the IRA owner or an employee-annuitant. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin within a year of your death. Special rules apply to EDBs who are minors and beneficiaries that are not individuals.
Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Contract must continue to be distributed over the longer of your remaining life expectancy and your beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and beneficiaries that are not individuals.
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Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to your surviving spouse’s own IRA,or by treating your IRA as yoursurviving spouse’s own IRA.
Annuity payments. If you choose to take some or all of your RMDs in the form of annuity payments rather than withdrawals, the payments may be made over your life, your life and the life of your designated beneficiary, for a certain period, or for life with or without a period certain. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by the company) in order to comply with the post-death distribution requirements.
The minimum distribution requirements are complex and unclear in numerous respects. The manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
DISTRIBUTION OF THE CONTRACTS
Prior to December 14, 2020, we offered the Contract on a continuous basis. We have entered into a distribution agreement with Charles Schwab & Co., Inc. (“Schwab”) and GWFS, which we assigned to IDI. Contracts were sold in those states where the Contract may lawfully be sold by licensed insurance agents who are registered representatives. Schwab is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is a member of FINRA. Schwab’s principal offices are located at 211 Main Street, San Francisco, California 94105.
Prior to October 5, 2020, GWFS, and affiliate of Great-West, served as the principal underwriter and distributor of the Contracts. GWFS is registered with the SEC under the Exchange Act as a broker-dealer and is a member of FINRA. Its principal business address is 8515 East Orchard Road, Greenwood Village, Colorado, 80111.
Since October 5, 2020, IDI has served as principal underwriter and distributor of the Contracts. IDI is registered with the SEC as a broker-dealer under the Exchange Act and is a member of FINRA. IDI is a Tennessee corporation and was established in 1993. IDI’s principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.
Beginning October 5, 2020, Protective assumed responsibility from Great-West for paying compensation to Schwab for the promotion and sale of the Contract. The sources used to fund the compensation have not changed, but are controlled and managed through Protective.
Protective (or its affiliates, for purposes of this section only, collectively, “the Company”) pays Schwab compensation for the promotion and sale of the Contract as described below. Compensation paid to Schwab is not paid directly by the Owner or the Series Account. The Company funds this compensation through fees and charges imposed under the Contract and payable to the Company, and from profits on payments received by the Company from Portfolios’ advisers or administrators for providing administrative, marketing, and other support and services to the Portfolios. See “Expenses of the Portfolios” above. The Company pays a portion of these proceeds to Schwab for distribution services. These amounts vary from Portfolio to Portfolio, but the combined compensation generally ranges up to 0.60% annually of the assets invested in the relevant Sub-Accounts. Due to the varying nature of this compensation, the annual rate paid under this fee alternative is higher for certain Sub-Accounts than for other Sub-Accounts. This may create a conflict of interest by influencing Schwab representatives to recommend certain Sub-Accounts over other Sub-Accounts.
As compensation for distribution services and some Contract administrative services, the Company pays Schwab an annual fee equal to 0.51% of average daily Series Account assets. The Company also may pay a marketing allowance or allow other promotional incentives or payments to Schwab in the form of cash or other compensation, as mutually agreed upon by the Company and the broker/dealers, to the extent permitted by FINRA rules and other applicable laws and regulations. This may create a conflict of interest by influencing Schwab representatives to recommend certain Sub-Accounts over other Sub-Accounts.
You should ask your Schwab representative for further information about what compensation he or she, or Schwab, may receive in connection with your purchase of a Contract.
VOTING RIGHTS
In general, you do not have a direct right to vote the Portfolio shares held in the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares. We will vote the shares according to those instructions at regular and special shareholder meetings. If the law changes and we can vote the shares in our own right, we may elect to do so.
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Before the Annuity Commencement Date, you have the voting interest. The number of votes available to you will be calculated separately for each of your Sub-Accounts. That number will be determined by applying your percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. You hold a voting interest in each Sub-Account to which your Annuity Account Value is allocated. If you select a variable annuity option, the person receiving payments will have the voting interest, and the votes attributable to the Contract will decrease as annuity payouts are made.
The number of votes of a Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. Voting instructions will be solicited by communication prior to such meeting in accordance with procedures established by the respective Portfolios.
If we do not receive timely instructions, or if Owners have no beneficial interest in shares held by us, we will vote according to the voting instructions as a proportion of all Contracts participating in the Sub-Account. Shares held by us will also be voted proportionately. The effect of proportional voting is that if a large number of Owners fail to give voting instructions, a small number of Owners may determine the outcome of the vote. If you indicate in your instructions that you do not wish to vote an item, we will apply your instructions on a pro rata basis to reduce the votes eligible to be cast.
Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports, and other material relating to the appropriate Portfolio.
Please note, generally the Portfolios are not required to, and do not intend to, hold annual or other regular meetings of shareholders.
Owners have no voting rights in Great-West.
RIGHTS RESERVED BY GREAT-WEST
We reserve the right to make certain changes we believe would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:
•
To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law.

•
To Transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate accounts; or to add, combine or remove Sub-Accounts of the Series Account.

•
To substitute, for the Portfolio shares in any Sub-Account, the shares of another Portfolio or shares of another investment company or any other investment permitted by law.

•
To cease offering existing variable annuity payout options or offer other variable annuity options.

•
To cease accepting Contributions at any time for any reason.

•
To make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.

•
To change the time or time of day that a valuation date is deemed to have ended.

•
To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit us to take, including changing the way we assess charges, without increasing them for any outstanding Contract beyond the aggregate amount guaranteed.

•
To limit the number of Contracts that you may purchase.

LEGAL PROCEEDINGS
Great-West, like other insurance companies, in the ordinary course of business is involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Great-West believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Series Account, the ability of IDI to perform its contract with the Series Account, or the ability of Great-West to meet its obligations under the Contracts.
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LEGAL MATTERS
Commodity Exchange Act
Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
Electronic Delivery of Information
Great-West will deliver information electronically only if the Owner has consented to receiving information in electronic form. We will use reasonable procedures to maintain the security of electronically delivered information. Information will be considered to be delivered to the Owner when an e-mail is received. If the Owner consents to receipt of information by electronic means, the Owner agrees to provide an e-mail address to Great-West and to keep that e-mail address current. Upon notice to the Owner, Great-West reserves the right to modify, suspend or terminate delivery of information in electronic form at any time. The Owner may terminate delivery of information in electronic form at any time by notifying the Retirement Operations Resource Center in writing. If electronic delivery of information is terminated, then such information will be delivered by mail at no charge.
Abandoned Property Requirements
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity contracts) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information, and identifying information for the Owner, Annuitant, and Beneficiaries.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements and financial highlights for the year or period ended December 31, 2021 of each of the investment divisions of the Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company incorporated by reference in the Statement of Additional Information have been audited by KPMG LLP, an independent registered public accounting firm, as stated in their report appearing in the Variable Annuity-1 Series Account’s Form N-VPFS filed with the SEC on April 13, 2022, incorporated therein by reference. The financial statements for the year or period ended December 31, 2020 of each of the investment divisions of the Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company were audited by Deloitte & Touche, LLP, another independent registered public accounting firm.
INDEPENDENT AUDITOR
The statutory-basis financial statements of Great-West Life & Annuity Insurance Company, included in the Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report.
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APPENDIX A
PORTFOLIOS AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.protective.com/eprospectus. You can also request this information at no cost by calling 855-920-9713 or by sending an email request to prospectus@protective.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolios.
The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Investment Segment Portfolios
International Equity	AB Sustainable International Thematic Portfolio (formerly, AB VPS International Growth A)(1)	1.23%	8.25%	14.87%	9.02%
U.S. Equity	AB VPS Growth and Income A	0.59%	28.15%	12.86%	13.67%
U.S. Equity	AB VPS Large Cap Growth A	0.65%	28.98%	26.09%	20.82%
U.S. Equity	AB VPS Small/Mid Cap Value A	0.80%	35.95%	10.16%	13.13%
U.S. Equity	Alger Capital Appreciation Portfolio I-2	0.93%	19.13%	24.19%	19.08%
U.S. Equity	Alger Large Cap Growth I-2(1)(2)	0.86%	11.84%	25.60%	17.91%
U.S. Equity	Alger Mid Cap Growth I-2	0.96%	4.20%	21.83%	16.36%
U.S. Equity	Allspring VT Discovery (formerly, Wells Fargo VT Discovery Fund)	1.14%	-5.04%	20.84%	16.60%
U.S. Equity	Allspring VT Omega Growth 2 (formerly, Wells Fargo VT Omega Growth Fund)(1)	1.01%	14.97%	24.94%	18.43%
U.S. Equity	Allspring VT Opportunity 2 (formerly, Wells Fargo VT Opportunity Fund)(1)(2)	1.00%	24.78%	17.29%	14.94%
International Equity	ALPS/Red Rocks Global Opportunity I - Red Rocks Capital LLC(1)	2.03%	24.48%	16.09%	—
Allocation	American Century VP Balanced I(1)	0.81%	15.77%	11.33%	9.90%
U.S. Equity	American Century VP Disciplined Core Value I	0.70%	23.65%	13.96%	13.69%
International Equity	American Century VP International I(1)	0.99%	8.75%	14.35%	10.06%
U.S. Equity	American Century VP Mid Cap Value II(1)	0.90%	23.02%	9.25%	12.67%
U.S. Equity	American Century VP Value I(1)	0.73%	24.51%	9.55%	12.03%
Taxable Bond	American Funds IS® Capital World Bond 2	0.75%	-4.92%	3.49%	2.07%
International Equity	American Funds IS® Global Small Cap 2(1)	0.90%	6.74%	15.45%	12.51%
U.S. Equity	American Funds IS® Growth-Income 4	0.79%	23.80%	16.10%	15.14%
International Equity	American Funds IS® New World 2(1)	0.82%	4.92%	13.25%	8.67%
Taxable Bond	American Funds IS® The Bond Fund of America 2(1)	0.45%	-0.31%	4.25%	3.27%
Allocation	BlackRock 60/40 Target Allocation ETF VI III(1)	0.63%	11.70%	10.99%	—
Allocation	BlackRock Global Allocation V.I. I - BlackRock (Singapore) Limited(1)	0.75%	6.67%	9.95%	7.94%
U.S. Equity	BNY Mellon IP MidCap Stock Initial(1)(2)	0.80%	25.89%	9.78%	12.54%
U.S. Equity	BNY Mellon VIF Appreciation Portfolio Initial - Fayez Sarofim & Company(2)	0.80%	27.13%	20.48%	14.47%
U.S. Equity	BNY Mellon VIF Growth & Income Portfolio Initial(1)(2)	0.80%	25.63%	18.20%	16.45%
U.S. Equity	ClearBridge Variable Large Cap Growth I - ClearBridge Investments, LLC	0.76%	21.94%	21.52%	19.44%
U.S. Equity	ClearBridge Variable Mid Cap I - ClearBridge Investments, LLC	0.85%	28.71%	14.26%	14.33%
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Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
U.S. Equity	ClearBridge Variable Small Cap Growth I - ClearBridge Investments, LLC	0.81%	12.61%	21.34%	17.14%
International Equity	Columbia VP Emerging Markets 2(1)	1.37%	-7.47%	13.23%	7.42%
U.S. Equity	Columbia VP Large Cap Growth 2	0.96%	28.35%	23.44%	18.80%
Sector Equity	Columbia VP Seligman Global Technology 2(1)	1.23%	38.68%	31.09%	23.86%
U.S. Equity	Columbia VP Small Cap Value 2	1.22%	28.80%	9.56%	11.67%
International Equity	Delaware Ivy VIP International Core Equity II - Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited(2)	1.17%	14.18%	8.01%	7.77%
International Equity	Delaware VIP Emerging Markets Standard - Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited(1)	1.18%	-2.84%	12.02%	7.13%
International Equity	Delaware VIP International Series Standard - Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited(1)	0.86%	6.87%	10.81%	8.15%
U.S. Equity	Delaware VIP Small Cap Value Series Standard - Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	0.75%	34.42%	9.54%	12.08%
U.S. Equity	DWS Capital Growth VIP A	0.48%	22.78%	23.81%	19.25%
U.S. Equity	DWS Core Equity VIP A	0.59%	25.30%	16.70%	16.17%
U.S. Equity	DWS CROCI US VIP A(1)(2)	0.65%	26.69%	10.23%	8.71%
International Equity	DWS Global Small Cap VIP A(1)(2)	0.80%	14.94%	9.32%	9.20%
U.S. Equity	DWS Small Cap Index VIP A - Northern Trust Investments Inc(1)	0.39%	14.50%	11.69%	12.98%
U.S. Equity	DWS Small Mid Cap Growth VIP A(2)	0.78%	13.84%	13.87%	13.27%
U.S. Equity	DWS Small Mid Cap Value VIP A(1)	0.83%	30.50%	7.87%	10.52%
Taxable Bond	Federated Hermes Fund for US Government Securities II(1)	0.78%	-2.04%	2.25%	1.88%
U.S. Equity	Franklin Small Cap Value VIP 2	0.91%	25.37%	9.94%	12.13%
Alternative	Goldman Sachs VIT Multi-Strategy Alternatives Service(1)(2)	1.25%	4.84%	3.61%	—
Allocation	Great-West Aggressive Profile Investor	1.15%	19.49%	12.77%	12.62%
Taxable Bond	Great-West Bond Index Investor(1)	0.50%	-2.39%	3.02%	2.42%
International Equity	Great-West International Index Investor - Irish Life Investment Managers Ltd	0.65%	10.75%	9.16%	7.54%
International Equity	Great-West International Value Investor - LSV Asset Management; Massachusetts Financial Services Company	1.06%	10.83%	9.65%	10.26%
Allocation	Great-West Lifetime 2015 Investor(1)	0.80%	8.48%	8.05%	7.69%
Allocation	Great-West Lifetime 2020 Investor(1)	0.83%	9.17%	8.62%	—
Allocation	Great-West Lifetime 2025 Investor(1)	0.85%	10.16%	9.44%	9.32%
Allocation	Great-West Lifetime 2030 Investor(1)	0.87%	11.60%	10.32%	—
Allocation	Great-West Lifetime 2035 Investor(1)	0.89%	13.46%	11.36%	10.89%
Allocation	Great-West Lifetime 2040 Investor	0.92%	15.11%	12.04%	—
Allocation	Great-West Lifetime 2045 Investor	0.92%	16.02%	12.43%	11.40%
Allocation	Great-West Lifetime 2050 Investor	0.93%	16.15%	12.50%	—
Allocation	Great-West Lifetime 2055 Investor	0.92%	16.10%	12.46%	11.31%
Allocation	Great-West Lifetime 2060 Investor	0.94%	15.89%	—	—
U.S. Equity	Great-West Mid Cap Value Investor - Goldman Sachs Asset Management, L.P.(1)	1.15%	30.17%	9.91%	12.74%
Allocation	Great-West Moderately Aggressive Portfolio Investor(1)	1.02%	14.25%	10.38%	10.09%
Taxable Bond	Great-West Multi-Sector Bond Investor(1)	0.90%	0.89%	4.84%	5.51%
59

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Sector Equity	Great-West Real Estate Index Investor - Irish Life Investment Managers Ltd(1)	0.70%	44.31%	8.90%	—
U.S. Equity	Great-West Small Cap Value Investor(1)	1.09%	30.67%	9.10%	11.90%
U.S. Equity	Great-West T. Rowe Price Mid Cap Growth Investor - T. Rowe Price Associates, Inc.	1.02%	14.83%	17.86%	16.22%
International Equity	Invesco Oppenheimer V.I. International Growth I(1)(2)	1.00%	10.22%	11.88%	9.74%
U.S. Equity	Invesco V.I. Comstock I	0.74%	33.36%	11.39%	12.86%
International Equity	Invesco V.I. EQV International Equity I (formerly, Invesco V.I International Growth I)(2)	0.89%	5.89%	10.17%	8.09%
International Equity	Invesco V.I. Global I	0.78%	15.49%	18.18%	14.24%
U.S. Equity	Invesco V.I. Growth and Income I(2)	0.74%	28.51%	10.22%	12.33%
Taxable Bond	Invesco V.I. High Yield I	0.94%	4.38%	4.69%	5.62%
U.S. Equity	Invesco V.I. Main Street Mid Cap Fund I	0.93%	23.24%	11.44%	10.81%
U.S. Equity	Invesco V.I. Main Street Small Cap I	0.84%	22.55%	13.73%	14.69%
U.S. Equity	Invesco V.I. Small Cap Equity I(2)	0.95%	20.41%	13.44%	12.29%
Sector Equity	Invesco V.I. Technology I(2)	0.98%	14.41%	25.03%	17.48%
Allocation	Janus Henderson VIT Balanced Service	0.87%	16.91%	14.10%	11.53%
Taxable Bond	Janus Henderson VIT Flexible Bond Service(1)	0.82%	-1.11%	3.98%	3.43%
International Equity	Janus Henderson VIT Global Research Institutional	0.84%	18.09%	16.70%	13.59%
Sector Equity	Janus Henderson VIT Global Technology & Innovation Service	0.99%	17.75%	30.32%	22.96%
Taxable Bond	JPMorgan Insurance Trust Core Bond 1	0.57%	-1.35%	3.58%	2.98%
U.S. Equity	JPMorgan Insurance Trust Small Cap Core 1	0.84%	21.38%	11.77%	14.01%
International Equity	Lazard Retirement Emerging Markets Equity Service	1.38%	5.47%	5.07%	3.58%
Taxable Bond	Lord Abbett Series Short Duration Income VC	0.83%	0.63%	2.42%	—
U.S. Equity	LVIP Baron Growth Opportunities Service - BAMCO Inc(1)	1.14%	18.72%	21.55%	16.57%
U.S. Equity	LVIP Delaware SMID Cap Core Fund Standard - Delaware Investments Fund Advisers	0.80%	23.18%	13.09%	13.30%
U.S. Equity	LVIP Delaware Value Fund Standard - Delaware Investments Fund Advisers	0.69%	22.42%	10.30%	12.54%
U.S. Equity	MFS® VIT II Core Equity Service	1.08%	25.05%	18.63%	16.25%
International Equity	MFS® VIT II International Growth Initial(1)	0.88%	9.27%	14.22%	10.00%
International Equity	MFS® VIT II International Intrinsic Value Service(1)	1.14%	10.28%	13.78%	12.16%
U.S. Equity	MFS® VIT III Blended Research Small Cap Equity Initial	0.53%	29.64%	12.88%	14.31%
U.S. Equity	MFS® VIT III Mid Cap Value Initial	0.79%	30.99%	12.42%	13.59%
Sector Equity	MFS® VIT Utilities Series Service(2)	1.03%	13.82%	11.61%	9.65%
U.S. Equity	Neuberger Berman AMT M/C Intrinsic Value S(2)	1.26%	32.52%	8.07%	10.85%
U.S. Equity	NVIT Mid Cap Index II - BlackRock Investment Management, LLC	0.60%	24.00%	12.39%	13.53%
Commodities	PIMCO VIT CommodityRealReturn® Strategy Administrative(1)	0.93%	33.34%	5.72%	-1.86%
Taxable Bond	PIMCO VIT Emerging Markets Bond Administrative	1.02%	-2.56%	4.55%	4.41%
Taxable Bond	PIMCO VIT High Yield Administrative	0.77%	3.63%	5.46%	6.07%
Taxable Bond	PIMCO VIT Low Duration Administrative	0.65%	-0.93%	1.54%	1.59%
Taxable Bond	PIMCO VIT Real Return Administrative	0.67%	5.59%	5.33%	3.05%
Taxable Bond	PIMCO VIT Total Return Administrative	0.65%	-1.27%	3.94%	3.43%
60

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Taxable Bond	Pioneer Bond VCT I	0.63%	0.38%	4.22%	4.11%
U.S. Equity	Pioneer Mid Cap Value VCT II(2)	0.98%	29.37%	8.93%	10.92%
U.S. Equity	Pioneer Select Mid Cap Growth VCT I	0.89%	8.07%	19.47%	15.65%
U.S. Equity	Pioneer VCT I	0.79%	27.98%	20.15%	16.19%
Allocation	Putnam VT Global Asset Allocation IA - Putnam Advisory Company, LLC; Putnam Investments Limited	0.84%	14.25%	10.19%	10.14%
Sector Equity	Putnam VT Global Health Care IB - Putnam Advisory Company, LLC; Putnam Investments Limited(2)	0.99%	19.40%	15.70%	15.92%
Taxable Bond	Putnam VT Income IA - Putnam Investments Limited	0.57%	-4.44%	3.86%	3.98%
International Equity	Putnam VT International Equity IA - Putnam Advisory Company, LLC; Putnam Investments Limited	0.83%	9.09%	9.62%	8.59%
International Equity	Putnam VT International Value IA - Putnam Investments Limited	0.87%	15.28%	8.38%	7.27%
U.S. Equity	Putnam VT Large Cap Value IB - Putnam Investments Limited	0.81%	27.30%	13.81%	14.11%
Taxable Bond	Putnam VT Mortgage Securities IB - Putnam Investments Limited(1)	0.75%	-3.66%	1.61%	1.32%
U.S. Equity	Putnam VT Multi-Cap Core IA - Putnam Investments Limited	0.66%	31.32%	18.37%	16.59%
U.S. Equity	Putnam VT Small Cap Value IA - Putnam Investments Limited	1.04%	40.37%	9.59%	12.73%
Money Market	Schwab Government Money Market Portfolio™	0.30%	0.06%	0.84%	0.43%
U.S. Equity	Schwab® S&P 500 Index Portfolio	0.03%	28.67%	18.42%	16.39%
Sector Equity	T. Rowe Price Health Sciences Portfolio II(1)	1.19%	12.83%	19.22%	20.13%
International Equity	Templeton Foreign VIP 2(1)(2)	1.11%	4.16%	2.71%	4.00%
Taxable Bond	Templeton Global Bond VIP 2(1)	0.76%	-4.99%	-0.94%	1.13%
Taxable Bond	Touchstone VST Bond - Fort Washington Investment Advisors Inc(1)(2)	0.69%	-1.21%	4.02%	2.96%
U.S. Equity	Touchstone VST Common Stock - Fort Washington Investment Advisors Inc(1)(2)	0.73%	27.85%	17.83%	15.53%
U.S. Equity	Touchstone VST Common Stock SC - Fort Washington Investment Advisors Inc	0.91%	27.57%	17.52%	15.19%
U.S. Equity	Touchstone VST Small Company - Fort Washington Investment Advisors Inc(1)	0.76%	24.18%	14.42%	14.06%
Taxable Bond	VanEck VIP Emerging Markets Bond Fund(1)(2)	1.10%	-4.05%	4.40%	1.17%
Sector Equity	VanEck VIP Global Resources Fund S	1.34%	18.68%	1.99%	-0.37%
Income Segment Covered Funds (for Contracts with the Guaranteed Lifetime Withdrawal Benefit Rider)
Allocation	Great-West Conservative Profile Investor(1)	0.78%	6.35%	5.95%	5.66%
Allocation	Great-West Moderate Profile Investor(1)	0.92%	11.98%	9.15%	8.79%
Allocation	Great-West Moderately Conservative Portfolio Investor(1)	0.83%	9.13%	7.49%	7.22%
Allocation	Great-West SecureFoundation® Balalanced Investor(1)	0.60%	11.12%	9.78%	9.02%

(1)
These Portfolios and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Portfolio operating expenses for Owners and will continue past the current year.

(2)
The Sub-Account investing in this Portfolio is closed to new Contributions and incoming Transfers (including Automatic Custom Transfers).

61

APPENDIX B
Net Investment Factor
The Net Investment Factor is determined by dividing (a) by (b), and subtracting (c) from the result where:
1.
is the net result of:

a.
the net asset value per share of the Portfolio shares determined as of the end of the current valuation period, plus

b.
the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Portfolio on shares if the “ex-dividend” date occurs during the current valuation period, plus or minus

c.
a per unit charge or credit for any taxes incurred by or provided for in the Sub-Account, which is determined by Great-West to have resulted from the investment operations of the Sub-Account, and

2.
is the result of:

a.
the net asset value per share of the Portfolio shares determined as of the end of the immediately preceding valuation period; plus or minus

b.
the per unit charge or credit for any taxes incurred by or reserved for in the Sub-Account for the immediately preceding valuation period; and

3.
is an amount representing the Mortality and Expense Risk Charge deducted from each Sub-Account on a daily basis. Such amount is equal to 0.65% if you have selected Death Benefit Option 1 or 0.85% if you have selected Death Benefit Option 2.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.
The net asset value per share referred to in paragraphs (a)(i) and (b) above, reflects the investment performance of the Portfolio as well as the payment of Portfolio expenses.
62

APPENDIX C
State Variations to the Contract and GLWB Rider
The following chart discloses all material state variations to the Contract and GLWB Rider, as well as state variations to the right of cancellation provisions:
*Please note that the CA, FL, GA, and NV contract term, ‘Surrender Value,’ is equivalent to Annuity Account Value under the Contract.
STATE	CONTRACT	GLWB RIDER
CA if the Contract Owner is age 60 years and older	RIGHT TO CANCEL
(If Contract Owner is age 60 years or over):
This policy may be returned within 30 days from the date you received it. During that 30‑day period, your money will be placed in a fixed account or money‑market fund, unless you direct that the premium be invested in a stock or bond portfolio underlying the policy during the 30‑day period. If you do not direct that the premium be invested in a stock or bond portfolio, and if you return the policy within the 30‑day period, you will be entitled to a refund of the premium and any policy fee paid. If you direct that the premium be invested in a stock or bond portfolio during the 30‑day period, and if you return the policy during that period, you will be entitled to a refund of the policy’s account value on the day the policy is received by the insurance company or agent who sold you this policy, which could be less than the premium you paid for the policy, plus any policy fee paid.
CA, FL, GA, and NV	RIGHT TO CANCEL
(Including CA if Owner is not age 60 years or over):
You have a 30 day right to cancel. If you are not satisfied with the Contract, return it to the Service Center or an agent of the Company. The Contract will be void from the start, and the Company will refund the Surrender Value provided in the Contract, plus Premium Tax and other taxes and any fees or charges deducted from the premiums or imposed under the Contract.
SECTION 9: ASSIGNMENT
In the event of an assignment or change of ownership, payments will continue to be made to the subsequent Owner based on the life of the original Covered Person.
SECTION 10: RIDER TERMINATION
Provisions requiring Rider termination at the Annuitant’s 99th birthday have been deleted. Provisions requiring Rider termination upon a change of ownership have been deleted.

63

STATE	CONTRACT	GLWB RIDER

SECTION 3:
CONTRIBUTIONS 3.03 ALLOCATION OF CONTRIBUTIONS
If the application is complete, the initial Contribution will be applied within two Business Days of receipt at the Service Center. During the right-to-cancel period all Contributions will first be allocated to the money market Sub-Account unless the Owner directs that premium be invested in a stock or bond portfolio. Contributions allocated to the money market Sub Account will remain there until the next Transaction Date following the end of the right-to-cancel period. On that date, the Annuity Account Value held in the money market Sub-Account will be allocated to the Sub-Accounts selected by the Owner. During the right-to-cancel period, the Owner may change the allocations to the Sub-Accounts. Any changes made during the right-to-cancel period will take effect after the right-to-cancel period has expired After the right-to-cancel period, subsequent Contributions will be allocated to the Annuity Account in the proportion Requested by the Owner. If there are no accompanying instructions, then allocations will be made in accordance with standing instructions. Allocations will be effective upon the Transaction Date.

CT- Variations to the Contract and GLWB Rider are only applicable to Contracts and Riders issued prior to 4/6/18	2.03 ASSIGNMENT Provisions restricting assignment of the GLWB Riders are not applicable in CT.
SECTION 9: ASSIGNMENT
In the event of an assignment or change of ownership, payments will continue to be made to the subsequent Owner based on the life of the original Covered Person.
SECTION 10: RIDER TERMINATION
Provisions requiring Rider termination at the Annuitant’s 99th birthday have been deleted. Provisions requiring Rider termination upon a change of ownership have been deleted.

64

STATE	CONTRACT	GLWB RIDER
MT
Front Cover:
Right To Cancel:
There is a 10 day right to cancel. If this Contract is issued as a replacement of existing life insurance or annuity coverage, the right to cancel period is extended to 30 days from the date of receiving it. If you are not satisfied with the Contract, return it to the Service Center or an agent of the Company. The Contract will be void from the start, and the Company will refund the Annuity Account Value as of the Transaction Date the Request for cancellation is received. During the right to cancel period, the Contributions will be allocated in the Sub‑Account(s) as specified in the application.
6.01 PAYMENT OF DEATH BENEFIT (4th paragraph):
When this Contract becomes a claim, settlement will be made within 60 days of receipt of due proof of death. If settlement is made after the first 30 days, the settlement shall include interest earned from the 30th day until the date of settlement. Interest will be paid at a rate no less than required by Montana law.
8.13 CONFORMITY WITH MONTANA STATUTES
The provisions of this Contract conform to the minimum requirements of Montana law and control over any conflicting statutes of any state in which the insured resides on or after the effective date of this Contract.

ND	Front Cover:
Right To Cancel:
There is a 20 day right to cancel. If you are not satisfied with the Contract, return it to the Service Center or an agent of the Company. The Contract will be void from the start, and the Company will refund the Annuity Account Value as of the Transaction Date the Request for cancellation is received. During the right to cancel period, the Contributions will be allocated in the Sub‑Account(s) as specified in the application.
SD	Front Cover:
Right To Cancel:
There is a 10 day right to cancel. If you are not satisfied with the Contract, return it to the Service Center or an agent of the Company. The Contract will be void from the start, and the Company will refund the Annuity Account Value as of the Transaction Date the Request for cancellation is received. During the right to cancel period, the Contributions will be allocated in the Sub‑Account(s) as specified in the application.
65

MATERIAL STATE VARIATIONS TO CONTRACT ENDORSEMENTS:
STATE	NON-GRANTOR TRUST ENDORSEMENT	RESTRICTED BENEFICIARY ENDORSEMENT
CA
TERMINATION:
This Endorsement will terminate:
(1)
upon termination of the Contract,

(2)
the date the Contract is annuitized,

(3)
the date death benefits are paid,

(4)
for Qualified Annuity Contracts, the date there is any change of ownership under the Contract from a Non-Grantor Trust to a natural person, or

(5)
for Non-Qualified Annuity Contracts, upon Request by the Owner after a change of ownership under the Contract from a Non-Grantor Trust to a natural person.

3. For QualifiedAnnuity Contracts, assignment of the Contract, or transfer of Ownership while the Owner is still alive, will result in termination of this Endorsement and cancellation of all Restricted Beneficiary Payout Options. For Non-QualifiedAnnuity Contracts, assignment of the Contract, or transfer of Ownership while the Owner is still alive, will not result in termination of this Endorsement and cancellation of all Restricted Beneficiary Payout Options unless by Request of the Owner.
TERMINATION:
This Restricted Beneficiary Payout Option Endorsement will terminate:
(1)
on termination or surrender of the Contract;

(2)
for Qualified Annuity Contracts, upon transfer of Ownership or assignment of the Contract;

(3)
for Non-Qualified Annuity Contracts, upon Request by the Owner after a change of ownership or assignment of the Contract.

(4)
on the Annuity Commencement Date; or

(5)
on cancellation or revocation of any Restricted Beneficiary Payout Options elected by the Owner prior to death.

66

APPENDIX D
GUARANTEED ANNUAL WITHDRAWAL PERCENTAGES FROM RATE SHEET SUPPLEMENTS
Below are the Guaranteed Annual Withdrawal percentages (GAW%) and Joint GAW% from the Rate Sheet Supplements applicable to the GLWB Rider described in the Prospectus for the Contract. A complete description of the GLWB Rider can be found in the section of the Prospectus entitled “Guaranteed Lifetime Withdrawal Benefit.”
CONTRACT APPLICATIONS SIGNED PRIOR TO MAY 1, 2017:
The tables below list the GLWB Rider GAW% and Joint GAW% applicable for Contract applications signed prior to May 1, 2017.
Guaranteed Lifetime Withdrawal Benefit Rider:
The GAW% for a single Covered Person is based on the age when GAWs begin according to the following table:
GAW% Table
	Age 59½–64	Age 65–69	Age 70–79	Age 80+
% of Benefit Base	4.00%	5.00%	6.00%	7.00%
If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:
Joint GAW% Table
	Age 59½–64	Age 65–69	Age 70–79	Age 80+
% of Benefit Base	3.50%	4.50%	5.50%	6.50%
CONTRACT APPLICATIONS SIGNED BETWEEN MAY 1, 2017 AND APRIL 30, 2018:
The tables below list the GLWB Rider GAW% and Joint GAW% applicable for Contract applications signed between May 1, 2017 and April 30, 2018.
Guaranteed Lifetime Withdrawal Benefit Rider:
The GAW% for a single Covered Person is based on the age when GAWs begin according to the following table:
GAW% Table
	Age 59½–64	Age 65–69	Age 70–79	Age 80+
% of Benefit Base	4.00%	5.00%	5.50%	6.50%
If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:
Joint GAW% Table
	Age 59½–64	Age 65–69	Age 70–79	Age 80+
% of Benefit Base	3.50%	4.50%	5.00%	6.00%
CONTRACT APPLICATIONS SIGNED BETWEEN MAY 1, 2018 AND APRIL 30, 2019:
The tables below list the GLWB Rider GAW% and Joint GAW% applicable for Contract applications signed between May 1, 2018 and April 30, 2019.
Guaranteed Lifetime Withdrawal Benefit Rider: The GAW% for a single Covered Person is based on the age when GAWs begin according to the following table:
GAW% Table
	Age 59½–64	Age 65–69	Age 70–79	Age 80+
% of Benefit Base	4.00%	5.10%	5.50%	6.50%
If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:
Joint GAW% Table
	Age 59½–64	Age 65–69	Age 70–79	Age 80+
% of Benefit Base	3.50%	4.60%	5.00%	6.00%
67

CONTRACT APPLICATIONS SIGNED BETWEEN MAY 1, 2019 AND DECEMBER 14, 2020:
The tables below list the GLWB Rider GAW% and Joint GAW% applicable for Contract applications signed between May 1, 2019 and December 14, 2020 (the final date the Contract was available for purchase).
Guaranteed Lifetime Withdrawal Benefit Rider: The GAW% for a single Covered Person is based on the age when GAWs begin according to the following table:
GAW% Table
	Age 59½–64	Age 65–69	Age 70–74	Age 75–79	Age 80+
% of Benefit Base	4.00%	5.10%	5.50%	5.50%	6.50%
If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:
Joint GAW% Table
	Age 59½–64	Age 65–69	Age 70–74	Age 75–79	Age 80+
% of Benefit Base	3.50%	4.60%	5.00%	5.00%	6.00%
Important Note for all applications signed between January 1, 2017, and April 30, 2018: As noted in your Prospectus and GLWB Rider, GAWs and Joint GAWs are calculated by multiplying the GAW% (or Joint GAW%) by your Benefit Base. Accordingly, for all Rate Sheet Supplements applicable to Contract applications signed between January 1, 2017 and April 30, 2018, the GAW% Tables and Joint GAW% Tables should reflect “% of Benefit Base” (rather than “% of Covered Fund Value”) as disclosed in the Prospectus and stated in your GLWB Rider.
68

The Statement of Additional Information, which has been filed with the Securities and Exchange Commission (“SEC”), contains additional information about the Contract and the Series Account. The Statement of Additional Information has the same date as this Prospectus and is incorporated herein by reference. You may obtain a copy of the Statement of Additional Information free of charge by contacting the Service Center at the address or telephone number shown below. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC website (http://www.sec.gov).
Reports and other information about the Variable Annuity 1 Series Account are available on the SEC’s website at http://www.sec.gov, and copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Service Center
Regular Mail
P.O. Box 1854
Birmingham, Alabama 35201-1854
Overnight Mail
2801 Highway 280 South
Birmingham, Alabama 35223
(800) 838-0650
EDGAR Contract Identifier: C000141265

  VARIABLE ANNUITY-1 SERIES ACCOUNT
SCHWAB ONESOURCE CHOICE VARIABLE ANNUITYTM
Individual Flexible Premium Deferred Variable Annuity Contracts
issued by
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Telephone: (800) 468-8661 (Outside Colorado)
(800) 547-4957 (Colorado)

STATEMENT OF ADDITIONAL INFORMATION
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2022, which is available without charge by contacting the Service Center, Regular Mail: P.O. Box 1854, Birmingham, Alabama 35201-1854; Overnight Mail: 2801 Highway 280 South, Birmingham, Alabama 35223 or at (800) 838-0650. This SAI incorporates the financial statements of the Series Account by reference to the Series Account's Form N-VPFS, File 811-07549, filed with the SEC on April 13, 2022.

The date of this Statement of Additional Information is May 1, 2022

 GENERAL INFORMATION

In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading “Special Terms.”
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY AND THE VARIABLE ANNUITY-1 SERIES ACCOUNT
Great-West Life & Annuity Insurance Company (the “Company”), the issuer of the Contract, is a Colorado corporation qualified to sell life insurance and annuity contracts in Puerto Rico, U.S. Virgin Islands, Guam, the District of Columbia and all states except New York. Great-West is a wholly-owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is a wholly-owned subsidiary of Great-West Lifeco U.S. LLC, a holding company, which in turn is a wholly-owned subsidiary of Great-West Financial (Nova Scotia) Co., also a holding company. Great-West Financial (Nova Scotia) Co. is a wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created  on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

The assets allocated to the Variable Annuity-1 Series Account (the “Series Account”) are the exclusive property of Great-West. Registration of the Series Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Series Account or of Great-West by the Securities and Exchange Commission. Great-West may accumulate in the Series Account proceeds from charges under the Contracts and other amounts in excess of the Series Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by Great-West. Great-West may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Sub-Account may not be insulated from liability associated with another Sub- Account.

On June 3, 2019, the Company entered into an indemnity reinsurance agreement (the “Agreement”) with Protective Life Insurance Company (“Protective”) to indemnify and reinsure the obligations of Great-West under substantially all of its non- participating individual life insurance and annuity business and group life and health business, including this Contract.

Under the Agreement, as of October 5, 2020, Protective will provide administration and customer service for this Contract in accordance with the terms and conditions of the Contract. Great-West will continue its present role as the issuer of your Contract and will remain responsible for the administration and customer service of the Contract. All of your rights and benefits under your Contract and Great-West’s obligations under the Contract remain unchanged. No compensation has been paid to Great-West or Protective in connection with these services for these Contracts.

  SERVICES

The assets of the Series Account are held by Great-West. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of Great-West. Great-West maintains records of all purchases and redemptions of shares of the Portfolios. Additional protection for the assets of the Series Account is afforded by a financial institution bond that includes fidelity coverage issued to The Great-West LifeCo, Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) aggregate, which covers all officers and employees of Great- West.

 EXPERTS

         The financial statements and financial highlights for the year or period ended December 31, 2021 of each of the investment divisions of the Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company have been incorporated by reference in this Statement of Additional Information in reliance upon the report of KPMG LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

           KPMG LLP, 420 20th Street North, Suite 1800, Birmingham, Alabama 35203, serves as the Variable Annuity-1 Series Account’s independent registered public accounting firm.

Independent Registered Public Accounting Firm

         The financial statements and financial highlights for the year or period ended December 31, 2020 of each of the investment divisions of the Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company have been incorporated by reference in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Independent Auditor

       The statutory-basis financial statements of Great-West Life & Annuity Insurance Company, included in this Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.

 LEGAL MATTERS

Advice regarding certain legal matters concerning the federal securities law applicable to the issue and sale of the Contract has been provided by Eversheds Sutherland (US) LLP.

  FINANCIAL STATEMENTS

The audited statements of assets and liabilities of the subaccounts of the Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the periods presented as well as the report of the Independent Registered Public Accounting Firm of the Series Account is incorporated by reference to the Series Account's Form N-VPFS, File No. 811-07549 filed with the SEC on April 13, 2022. The audited statutory balance sheets for Great-West Life & Annuity Insurance Company as of December 31, 2021 and 2020 and the related statutory statements of operations, changes in capital and surplus and cash flows for each of the years in the three-year period ended December 31, 2021 as well as the report of the Independent Registered Public Accounting Firm of Great-West Life & Annuity Insurance Company is filed herewith.

3

Great-West Life & Annuity Insurance Company
Audited Annual Statutory Financial Statements

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2021 and 2020 and Related Statutory Statements of Operations, Changes in Capital and Surplus and Cash Flows and Notes to the Financial Statements for Each of the Three Years in the Period Ended December 31, 2021 and Independent Auditor's Report

		Page
		Number

	Part II
Item 5	Market for Registrant’s Common Equity and Related Stockholder Matters	3
Item 7	Management’s Discussion and Analysis of Financial Condition and Results of Operations	3
Item 7A	Quantitative and Qualitative Disclosure About Market Risk	26
Item 8	Financial Statements and Supplementary Data	29

Part II

Item 5.

Market for Registrant’s Common Equity and Related Stockholder Matters

5.1     Equity Security Holders and Market Information

There is no established public trading market for the Company’s common equity.  GWL&A Financial is the sole shareholder of the Company’s common equity securities.

5.2     Dividends

In the three most recent fiscal years, the Company has paid dividends on its common shares. Dividends paid on the Company’s common stock were $506 million, $358 million, and $640 million during the years ended December 31, 2021, 2020 and 2019, respectively.

Under Colorado law, the Company cannot, without the approval of the Colorado Commissioner of Insurance, pay a dividend if as a result of such payment, the total of that dividend and all dividends paid in the preceding twelve months, would exceed the greater of (i) 10% of the Company’s statutory surplus as regards policyholders as of the preceding year ended December 31; or (ii) the Company’s statutory net gain, not including realized capital gains, for the twelve-month period ending the preceding December 31 not including pro rata distributions of the Company’s own securities. Additionally, dividend payments generally will not be allowed if the statutory surplus remaining after the proposed dividend would fall below the minimum RBC that requires regulatory action.

Item 7.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of financial condition and results of operations of the Company for the three years ended December 31, 2021, 2020 and 2019, are as follows.  This management discussion and analysis should be read in conjunction with the financial data contained in Item 8, “Financial Statements and Supplementary Data.”

Certain statements in this report constitute forward-looking statements. See “Business” in Item 1 of this report for additional factors relating to these statements, and see “Risk Factors” in Item 1A of this report for a discussion of certain risk factors applicable to the business and its financial condition and results of operations.

7.1 Executive Summary

The Company and its subsidiaries are providers of retirement services, insurance, and other financial service products to corporate, institutional, government and individual customers. Management considers the ability to continue to expand its presence in the United States defined contribution market to be its primary point of focus.  The retirement services, savings, and investments marketplace is highly competitive. Competitors include insurance companies, banks, investment advisors, mutual fund companies, and certain service and professional organizations.

The Empower Retirement segment provides various retirement plan products (including IRAs) and investment options, as well as comprehensive administrative and recordkeeping services for financial institutions and employers, which include educational, advisory, enrollment, and communication services to employer-sponsored defined contribution plans and associated defined benefit plans.  Defined contribution plans provide for benefits based upon the value of contributions to, and investment returns on, an individual’s account.

The Individual Markets segment is closed and in run-off. It previously distributed life insurance, annuity, and retirement products to both individuals and businesses. Direct life insurance products in-force include participating and non-participating term life, whole life, universal life, and variable universal life. Effective June, 1, 2019, the Company completed the sale, via indemnity reinsurance, of substantially all of its Individual Markets live and annuity business to Protective Life Insurance Company ("Protective"). The Company retained a block of life insurance, predominately participant policies which are now administered by Protective.

The Company’s Other reporting segment is substantially comprised of corporate items not directly allocated to the other operating segments and interest expense on long-term debt.

Recent Events

On July 21, 2021, the Company announced it's intent to acquire the full-service retirement business of Prudential Financial, Inc. Prudential's retirement recordkeeping business comprises more than 4,300 workplace savings plans, with approximately 4 million participants and $314 billion in assets. The transaction is expected to close in the second quarter of 2022 subject to customary regulatory approval.

On August 26, 2021, the Company issued a surplus note in the face amount of $1.2 billion to GWL&A Financial Inc. The proceeds are anticipated to be used to partially fund the acquisition of certain businesses from Prudential Financial, Inc. The note matures on December 31, 2051. The surplus note bears an interest rate of 4.2% per annum until December 31, 2026. Starting on December 31, 2026 and on every fifth anniversary of such date thereafter, the interest rate on the note is reset to equal the five-year U.S. Treasury Rate plus 3.4%.

Effective December 31, 2020, the Company completed the acquisition, via indemnity reinsurance ("the MassMutual transaction"), of the retirement services business of Massachusetts Mutual Life Insurance Company ("MassMutual"), strengthening Empower Retirement’s position as the second largest player in the U.S. retirement market. The Company paid a $2.3 billion reinsurance ceding commission, net of working capital adjustments. Per the transaction agreement, the Company acquired Statutory assets equal to liabilities.

On August 17, 2020, the Company completed the acquisition of Personal Capital Corporation ("Personal Capital"), a hybrid wealth manager that combines leading-edge digital experience with personalized advice delivered by human advisors. Under the terms of the agreement, the Company acquired the equity of Personal Capital for $825 million on closing and deferred consideration of up to $175 million subject to achievement of target growth objectives. An initial contingent consideration earn-out value of $20 million was recorded at December 31, 2020. The contingent consideration provision was increased by $80 million in 2021 for a total contingent consideration provision of $100 million at December 31, 2021. The increases in 2021 were due to growth in net new assets above the amount assumed at the date of acquisition. Changes in the fair value of the contingent consideration measured in accordance with the Merger Agreement subsequent to the completion of the purchase price allocation are recognized in operating and administrative expenses in the Consolidated Statements of Earnings.

As of December 31, 2020, the Company received capital contributions of $3.1 billion from GWL&A Financial Inc. The proceeds were used to finance the Personal Capital and MassMutual transactions.

On August 12, 2020, the Company issued a surplus note in the face amount of $528 million to GWL&A Financial Inc. The proceeds were used to finance the Personal Capital transaction. The surplus note bears an interest rate of 1.260% per annum and matures on August 12, 2025.

On January 1, 2020, the Company and its subsidiaries executed a strategy to simplify its corporate structure and affiliated transactions. The transaction included the following changes:

•	Substantially all employees of GWL&A and its other subsidiaries were transferred to the subsidiary, Empower Retirement, LLC ("ERLLC").
•	ERLLC assumed all recordkeeping related revenues, and related expenses, either by direct assignment of contracts or through a transition services agreement between ERLLC, GWL&A, and GWL&A’s subsidiaries.
•	Substantially all vendor contracts were assigned to ERLLC.
•	ERLLC entered into an administrative services agreement whereby it provides corporate and other shared services to GWL&A and its affiliates and is reimbursed for expenses incurred.

As a result of this organizational change, the Company will focus primarily on insurance related activity.

The COVID-19 pandemic continues to cause material disruption to businesses globally, resulting in continued economic pressures. While rising vaccination rates have led governments in different regions to ease restrictions put in place, many factors continue to extend economic uncertainty, including but not limited to: the availability, adoption and uncertainty around the effectiveness of vaccines; the emergence of COVID-19 variants; and the extent and timing of related government and central bank actions. The Company has developed flexible strategies to manage the current environment and leverage opportunities for the future. The duration and impact of the COVID-19 pandemic continues to be unknown at this time. The results of the Company reflect management's judgments regarding the impact of prevailing market conditions.

The Coronavirus Aid, Relief and Economic Security Act ("the CARES Act") was enacted on March 27, 2020. Under the CARES Act, the U.S. Federal government authorized broad based economic relief and support for individuals and businesses, including changes to distribution and loan rules from employer retirement plans and Individual Retirement Accounts ("IRAs") which are similar to the relief offered in prior disaster relief laws. The Company implemented the distribution and loan changes. The Internal Revenue Service ("IRS") and the U.S. Department of Labor ("DOL") subsequently issued an interpretive guidance on the CARES Act and the Company updated its CARES Act distribution and loan processes and procedures accordingly. The CARES Act distributions were allowed through December 31, 2020 and loans were allowed through September 22, 2020. The CARES Act did not prevent the Company from executing on its overall business strategy and growth objectives.

On December 10, 2019, the Company redeemed all $195 million aggregate principal amount of the 6.675% surplus note due November 14, 2034.

Effective June 1, 2019, the Company completed the sale, via indemnity reinsurance (the "Protective transaction"), of substantially all of its individual life insurance and annuity business to Protective Life Insurance Company ("Protective") who now assumes the economics and risks associated with the reinsured business. Per the transaction agreement, the Company transferred statutory assets equal to liabilities. The business transferred included bank-owned and corporate-owned life insurance, single premium life insurance, individual annuities as well as closed block life insurance and annuities. The Company will retain a block of life insurance, predominantly participating policies which are now administered by Protective, as well as a closed reinsurance acquired block. Post-transaction, the Company will focus on the defined contribution retirement and asset management markets.

The Company entered into a coinsurance with funds withheld / modified coinsurance agreement with London Life International Reinsurance Corporation ("LLIRC"), an affiliate, to cede portions of its group annuity, whole life, and universal life policies effective December 31, 2016. On January 1, 2018, the Company terminated this 2016 agreement. On December 31, 2018, the Company entered into a modified coinsurance agreement with LLIRC pursuant to which it ceded portions of its group annuity policies. On August 14, 2020 LLIRC was renamed Canada Life International Reinsurance Corporation Limited (“CLIRBC”). On December 31, 2020 the original treaty was novated to Canada Life International Reinsurance (Barbados) Corporation (CLIRBC) and the quota share was increased. These transactions had large impacts to financial statement lines, but no material impact to statutory net income.

Market Conditions

The S&P 500 index ended 2021 up by 27% as compared to 2020, and 2020 was up by 16% when compared to 2019. The average of the S&P 500 index during the year ended December 31, 2021, was up by 33% when compared to the average for the year ended December 31, 2020, and the average was up by 10% for the year ended December 31, 2020, when compared to the average for the year ended December 31, 2019.

	Year Ended December 31,
S&P 500 Index	2021	2020	2019	2018	2017	2016
Index Close	4,766	3,756	3,231	2,507	2,674	2,239
Index Average	4,269	3,218	2,914	2,744	2,448	2,094

Variable asset-based fees earned by the Company fluctuate with changes in participant account balances. Participant account balances change due to cash flow and market gains and losses, which are primarily associated with changes in the United States equities market. Fee income increased by $165 million, or 159%, to $269 million for the year ended December 31, 2021, when compared to 2020, primarily due to fees from separate account fee income due to the block of business acquired from MassMutual.

The 10-year U.S. Treasury rate ended 2021 up by 59 basis points as compared to 2020, while 2020 was down by 99 basis points when compared to 2019. The average of the 10-year U.S. Treasury rate during the year ended December 31, 2021 ended up by 56 basis points when compared to the average for the year ended December 31, 2020, and the average was down by 125 basis points for the year ended December 31, 2020, when compared to the average for the year ended December 31, 2019.

	Year Ended December 31,
10-Year Treasury Rate	2021	2020	2019	2018	2017	2016
Close	1.52%	0.93%	1.92%	2.69%	2.40%	2.45%
Average	1.45%	0.89%	2.14%	2.91%	2.33%	1.83%

7.2 Summary of Critical Accounting Judgments and Estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Colorado Division of Insurance ("The Division"). The Division requires that insurance companies domiciled in the State of Colorado prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of Colorado Insurance Commissioner.

The only prescribed deviation that impacts the Company allows the Company to account for certain separate account products at book value instead of fair value. The Division has not permitted the Company to adopt any other accounting practices that have an impact on the Company’s statutory financial statements as compared to NAIC SAP or the Division’s prescribed accounting practices. There is no impact to either capital and surplus or net income as a result of the prescribed accounting practice.

The Company has identified the following accounting policies, judgments, and estimates as critical in that they involve a higher degree of judgment and are subject to a significant degree of variability:

•	Valuation of investments
•	Impairment of investments
•	Valuation of derivatives and related hedge accounting
•	Impairment of goodwill
•	Valuation of policy benefits
•	Valuation of deferred taxes

Valuation of investments

The Company’s investments are in bonds, mortgage loans, real estate, contract loans, and other investments. The Company’s investments are exposed to three primary sources of risk: credit, interest rate, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of fair values.

The fair values for bonds are generally based upon evaluated prices from independent pricing services.  In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.  The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts of the Company’s financial instruments.

Impairment of investments

The Company evaluates its general account investments on a quarterly basis to determine whether there has been an other-than-temporary decline in fair value below the amortized cost basis. Assumptions and estimates about the issuer’s operations and ability to generate future cash flows are inherent in management’s evaluation of investments for other- than-temporary impairments (“OTTI”). The assessment of whether an OTTI has occurred is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value of each individual security. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired security. The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition or near term recovery prospects, the effects of changes in interest rates or credit spreads, and the recovery period.

If an OTTI has occurred on loan-backed and structured securities, the impairment amount is bifurcated into two components: the amount related to the non-interest loss and the amount attributed to other factors. The calculation of expected cash flows utilized during the impairment evaluation and bifurcation process is determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics, and current levels of subordination.

The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments (when management deems it probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement) involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage provision allowance and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience, and other relevant factors.

Valuation of derivatives and related hedge accounting

Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. Derivatives where hedge accounting is either not elected or that are not eligible for hedge accounting are stated at fair value; changes in fair values are recognized in unassigned surplus in the period of change.

The fair value of derivatives is determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Values can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under accounting guidance. If it were determined that hedge accounting designations were not appropriately applied, reported capital and surplus could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the financial statements of the Company from that previously reported. Assessments of hedge effectiveness and measurements of ineffectiveness of hedging relationships are also subject to interpretations and estimations and different interpretations or estimates may have a material effect on the amount reported in capital and surplus.

Impairment of goodwill

Goodwill is from acquisitions of subsidiaries that are reported in common stock and other invested assets and is the excess of the purchase price over the book value of the entity acquired. Statutory goodwill is amortized to unrealized capital gains/(losses) over the period in which the Company benefits economically, not to exceed ten years. Admissible goodwill is limited in the aggregate to 10% of the Company’s adjusted capital and surplus. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as impairment and recorded as a realized loss in the period in which the impairment is identified.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

Policy reserves ceded to other insurance companies are recorded as a reduction of the reserve liabilities. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded.Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving (PBR) methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur under potentially adverse conditions.

Valuation of deferred taxes

A net deferred tax asset is included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to admissibility limitations prescribed by statutory accounting principles which include estimates of future tax events. The change in deferred income taxes is treated as a component of the change in unassigned deficit.

7.3 Company Results of Operations

Year ended December 31, 2021, compared with the year ended December 31, 2020

The following is a summary of certain financial data of the Company:

	Year Ended December 31,		Increase	Percentage
Statement of Operations data (In millions)	2021	2020	(decrease)	change
Premium income and annuity consideration	$6,327	$12,832	$(6,505)	(51)%
Net investment income	1,263	948	315	33%
Fee and miscellaneous income	520	104	416	400%
Reserve adjustment on reinsurance ceded	(1,519)	7,158	(8,677)	(121)%
Other	264	212	52	25%
Total income	6,855	21,254	(14,399)	(68)%

Policyholder benefits	15,213	4,057	11,156	275%
(Decrease) increase in aggregate reserves for life and accident health policies and contracts	(1,038)	16,449	(17,487)	(106)%
Other insurance benefits, expenses and commissions	497	3,255	(2,758)	(85)%
Net transfers from separate accounts	(8,135)	(809)	(7,326)	906%
Total benefits and expenses	6,537	22,952	(16,415)	(72)%

Net gain (loss) from operations after dividends to policyholders and before federal income taxes and net realized capital gains (losses)	318	(1,698)	2,016	(119)%
Federal income tax expense (benefit)	22	(20)	42	(210)%
Net gain (loss) from operations before net realized capital gains (losses)	296	(1,678)	1,974	(118)%
Net realized capital gains (losses) less capital gains tax and transfers to interest maintenance reserve	3	(17)	20	(118)%
Net income (loss)	$299	$(1,695)	$1,994	(118)%

The Company’s net income increased by $1,994 million, or 118%, to $299 million. The increase was primarily due to the non-recurrence of the ceding commission paid for the MassMutual acquisition in 2020, and growth in 2021 attributed to the acquired MassMutual business.

Premium income and annuity consideration decreased by $(6,505) million, or (51)%, to $6,327 million primarily due to the non-recurrence of initial premium from MassMutual in the previous year offset by new premium from MassMutual in the current year.

Net investment income increased by $315 million, or 33%, to $1,263 million primarily due to the income earned on the invested assets transferred from MassMutual.

Fee and miscellaneous income increased by $416 million, or 400%, to $520 million primarily due to the fees from separate account and interest on funds withheld acquired from MassMutual.

The reserve adjustment on reinsurance ceded changed by $(8,677) million, or (121)%, to $(1,519) million primarily due to non-recurrence of the increase from 40% to 90% on coinsurance ceded to CLIRBC in the prior year.

Other income increased $52 million, or 25%, to $264 million, primarily due to the amortization of transactional IMR related to the MassMutual transaction and increase in the commissions ceded to CLIRBC due to the change in quota share to 90% in the current year from 40% in the previous year.

Policyholder benefits increased by $11,156 million, or 275%, to $15,213 million primarily due to the increase in surrenders related to the block of business acquired from MassMutual.

Change in aggregate reserves for life and accident health policies and contracts changed by $(17,487) million, or (106)%, to $(1,038) million primarily due to the non-recurrence of initial reserves acquired from MassMutual in the previous year.

Other insurance benefits, expenses and commissions decreased by $(2,758) million, or (85)%, to $497 million primarily due to the non-recurrence of the ceding commission paid to MassMutual in the previous year.

Net transfers from separate accounts changed by $(7,326) million, or 906%, to $(8,135) million primarily due to the transfers from the MassMutual block of business.

Year ended December 31, 2020, compared with the year ended December 31, 2019

The following is a summary of certain financial data of the Company:

	Year Ended December 31,		Increase	Percentage
Statement of Operations data (In millions)	2020	2019	(decrease)	change
Premium income and annuity consideration	$12,832	$(5,366)	$18,198	(339)%
Net investment income	948	1,099	(151)	(14)%
Fee and miscellaneous income	104	369	(265)	(72)%
Reserve adjustment on reinsurance ceded	7,158	(593)	7,751	(1,307)%
Other	212	274	(62)	(23)%
Total income	21,254	(4,217)	25,471	(604)%

Policyholder benefits	4,057	4,810	(753)	(16)%
(Decrease) increase in aggregate reserves for life and accident health policies and contracts	16,449	(8,139)	24,588	(302)%
Other insurance benefits, expenses and commissions	3,255	147	3,108	2,114%
Net transfers from separate accounts	(809)	(1,328)	519	(39)%
Total benefits and expenses	22,952	(4,510)	27,462	(609)%

Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains	(1,698)	293	(1,991)	(680)%
Federal income tax (benefit) expense	(20)	(98)	78	(80)%
Net gain from operations before net realized capital gains	(1,678)	391	(2,069)	(529)%
Net realized capital gains less capital gains tax and transfers to interest maintenance reserve	(17)	(8)	(9)	113%
Net income	$(1,695)	$383	$(2,078)	(543)%

The Company’s net income decreased by $(2,078) million, or (543)%, to $(1,695) million.  The decrease was primarily due to the ceding commission paid to MassMutual. Excluding the MassMutual transaction, net income decreased from the prior year due to lower earnings in Individual Markets.

Premium income and annuity consideration increased by $18,198 million, or 339%, to $12,832 million primarily due to the initial reinsurance premium on the MassMutual transaction and non-recurrence of the initial reinsurance premium related to the Protective transaction, partially offset by higher reinsurance premiums ceded to CLIRBC.

Net investment income decreased by $(151) million, or (14)%, to $948 million primarily due to lower average invested assets due to the transfer of invested assets to Protective, partially offset by higher net investment income in Empower.

Fee and miscellaneous income decreased by $(265) million, or (72)%, to $104 million primarily due to the transfer of non-insurance business to the Company's subsidiary, Empower Retirement, LLC and no fee income earned on the reinsured business in the current year.

The reserve adjustment on reinsurance ceded changed by $7,751 million, or 1,307%, to $7,158 million primarily due to an increase in amounts ceded to the Company's affiliate, CLIRBC.

Policyholder benefits decreased by $(753) million, or (16)%, to $4,057 million primarily due to no benefit expense in the current year on the business reinsured to Protective and decreases in general account and separate account surrender benefits in Empower.

Change in aggregate reserves for life and accident health policies and contracts changed by $24,588 million, or 302%, to $16,449 million primarily due to reserves acquired from MassMutual and non-recurrence of the cession of reserves related to Protective transaction.

Other insurance benefits, expenses and commissions increased by $3,108 million, or 2,114%, to $3,255 million primarily related to the ceding commission paid to MassMutual, interest maintenance reserve acquired from MassMutual, and non-recurrence of favorable release of interest maintenance reserve related to the Protective transaction.

Net transfers from separate accounts changed by $519 million, or 39%, to $(809) million primarily due to lower separate account surrenders and net flows to the general account.

Federal tax benefit decreased by $(78) million, or (80)%, to $20 million in 2020 primarily due to non-recurrence of the acceleration of tax benefits related to the Protective transaction.

7.4 Individual Markets Segment Results of Operations

Year ended December 31, 2021, compared with the year ended December 31, 2020

The following is a summary of certain financial data of the Individual Markets segment:

	Year Ended December 31,		Increase	Percentage
Statement of Operations data (In millions)	2021	2020	(decrease)	change
Premium income and annuity consideration	$20	$83	$(63)	(76)%
Net investment income	283	295	(12)	(4)%
Fee and miscellaneous income	13	16	(3)	(19)%
Reserve adjustment on reinsurance ceded	(415)	(372)	(43)	(12)%
Other	129	138	(9)	(7)%
Total income	30	160	(130)	(81)%

Policyholder benefits	92	120	(28)	(23)%
(Decrease) in aggregate reserves for life and accident health policies and contracts	(183)	(123)	(60)	49%
Other insurance benefits, expenses and commissions	61	75	(14)	(19)%
Net transfers from separate accounts	(2)	(1)	(1)	100%
Total benefits and expenses	(32)	71	(103)	(145)%

Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains (losses)	62	89	(27)	(30)%
Federal income tax expense (benefit)	(2)	2	(4)	(200)%
Net gain from operations before net realized capital (losses) gains	64	87	(23)	(26)%
Net realized capital (losses) gains less capital gains tax and transfers to interest maintenance reserve	1	(6)	7	(117)%
Net income	$65	$81	$(16)	(20)%

Net income for the Individual Markets segment decreased by $(16) million, or (20)%, to $65 million. The decrease was primarily due to a decline in the retained block of business. This is a closed block of business in run-off since the Protective Transaction on June 1, 2019.

Premium income and annuity consideration decreased by $(63) million, or (76)%, to $20 million primarily due to lower premiums from participants as well as a decrease in modified coinsurance premium attributed to a decline in the profitability of the participating line of business as this is a closed block of business in run-off.

Reserve adjustment on reinsurance ceded changed by $(43) million, or (12)%, to $(415) million is primarily due to ceding higher death benefits which resulted in a higher release of ceded reserves.

Policyholder benefits decreased by $(28) million, or (23)%, to $92 million primarily due to lower retained death benefits in the participating line of business as compared to the prior year.

Change in aggregate reserves for life and accident health policies and contracts changed by $(60) million, or (49)%, to $(183) million primarily due to higher policyholder benefits paid and lower premiums in the current year as this is a closed block of business in run-off.

Year ended December 31, 2020, compared with the year ended December 31, 2019

The following is a summary of certain financial data of the Individual Markets segment:

	Year Ended December 31,		Increase	Percentage
Statement of Operations data (In millions)	2020	2019	(decrease)	change
Premium income and annuity consideration	$83	$(8,615)	$8,698	(101)%
Net investment income	295	507	(212)	(42)%
Fee and miscellaneous income	16	80	(64)	(80)%
Reserve adjustment on reinsurance ceded	(372)	(417)	45	(11)%
Other	138	240	(102)	(43)%
Total income	160	(8,205)	8,365	(102)%

Policyholder benefits	120	537	(417)	(78)%
(Decrease) increase in aggregate reserves for life and accident health policies and contracts	(123)	(8,650)	8,527	(99)%
Other insurance benefits, expenses and commissions	75	(369)	444	(120)%
Net transfers from separate accounts	(1)	125	(126)	(101)%
Total benefits and expenses	71	(8,357)	8,428	(101)%

Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains	89	152	(63)	(41)%
Federal income tax benefit	2	(78)	80	103%
Net gain from operations before net realized capital gains	87	230	(143)	(62)%
Net realized capital gains less capital gains tax and transfers to interest maintenance reserve	(6)	(5)	(1)	20%
Net income	$81	$225	$(144)	(64)%

Net income for the Individual Markets segment decreased by $(144) million, or (64)%, to $81 million. The decrease was primarily due to no income earned in the current year on the business reinsured to Protective, lower federal income tax benefits and lower earnings on the retained business.

Premium income and annuity consideration increased by $8,698 million, or 101%, to $83 million primarily due to the non-recurrence of initial reinsurance premium related to the Protective transaction. Premium income and annuity consideration on the retained business was favorable to the prior year.

Net investment income decreased by $(212) million, or (42)%, to $295 million primarily due to lower average invested assets due to the transfer of invested assets to Protective.

Fee and miscellaneous income decreased by $(64) million, or (80)%, to $16 million primarily due to no fee income earned in the current year on the business reinsured to Protective.

Other income decreased by $(102) million, or (43)%, to $138 million primarily due to lower ceding commission amortization.

Policyholder benefits decreased by $(417) million, or (78)%, to $120 million primarily due to no benefit expense on the business reinsured to Protective in the current year. Policyholder benefits on the retained business increased primarily due to higher death benefits in the participating and reinsurance acquired lines of business.

Change in aggregate reserves for life and accident health policies and contracts changed by $8,527 million, or 99%, to ($123) million primarily due to the non-recurrence of the cession of reserves related to the Protective transaction.

Other insurance benefits, expenses, and commission changed by $444 million, or 120%, to $75 million primarily related to the non-recurrence of favorable release of interest maintenance reserve related to the Protective transaction.

Net transfers from separate accounts decreased by $(126) million, or (101)%, to $(1) million primarily relating to the timing of the Protective transaction.

Federal income tax expense changed by $80 million, or 103%, to $2 million primarily due to the non-recurrence of the acceleration of tax benefits related to the Protective transaction.

7.5 Empower Retirement Segment Results of Operations

Year ended December 31, 2021, compared with the year ended December 31, 2020

The following is a summary of certain financial data of the Empower Retirement segment:

	Year Ended December 31,		Increase	Percentage
Statement of Operations data (In millions)	2021	2020	(decrease)	change
Premium income and annuity consideration	$6,307	$12,749	$(6,442)	(51)%
Net investment income	991	630	361	57%
Fee and miscellaneous income	504	81	423	522%
Reserve adjustment on reinsurance ceded	(1,104)	7,530	(8,634)	(115)%
Other	135	74	61	82%
Total income	6,833	21,064	(14,231)	(68)%

Policyholder benefits	15,121	3,937	11,184	284%
Increase in aggregate reserves for life and accident health policies and contracts	(855)	16,572	(17,427)	(105)%
Other insurance benefits, expenses and commissions	445	3,182	(2,737)	(86)%
Net transfers from separate accounts	(8,133)	(808)	(7,325)	907%
Total benefits and expenses	6,578	22,883	(16,305)	(71)%

Net (loss) gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains	255	(1,819)	2,074	(114)%
Federal income tax benefit	24	(22)	46	(209)%
Net (loss) gain from operations before net realized capital gains	231	(1,797)	2,028	(113)%
Net realized capital (losses) gains less capital gains tax and transfers to interest maintenance reserve	2	(11)	13	(118)%
Net (loss) income	$233	$(1,808)	$2,041	(113)%

Net income for the Empower Retirement segment increased by $2,041 million, or 113%, to $233 million. The increase was primarily due to the non-recurrence of the ceding commission paid to MassMutual in 2020.

Premium income and annuity consideration decreased by $(6,442) million, or (51)% to $6,307 million primarily due to the non-recurrence of the initial reinsurance premium on the MassMutual transaction in prior year and lower transfers into the general account from Empower recordkeeping participants partially offset by lower ceded premiums to CLIRBC and new premiums from MassMutual in the current year.

Net investment income increased by $361 million, or 57%, to $991 million primarily due to the income earned on the invested assets transferred from MassMutual.

Fee and miscellaneous income increased by $423 million, or 522%, to $504 million primarily due to the fees from separate account and the funds withheld receivable acquired from MassMutual ..

Reserve adjustment on reinsurance ceded changed by $(8,634) million, or (115)%, to $(1,104) million primarily due to non-recurrence of the increase from 40% to 90% on coinsurance ceded to CLIRBC in the prior year.

Other income increased $61 million, or 82%, to $135 million, primarily due to amortization of transactional IMR related to the MassMutual transaction and increase in commissions ceded to CLIRBC due to change in quota share premium from 90% in current year to 40% in prior year.

Policyholder benefits increased by $11,184 million or 284% to $15,121 million primarily due to the increase in surrenders related to the block of business acquired from MassMutual.

Change in aggregate reserves for life and accident health policies and contracts decreased by $(17,427) million, or (105)%, to $(855) million primarily due to the non-recurrence of initial reserves acquired from MassMutual.

Other insurance benefits, expenses, and commissions decreased by $(2,737) million, or (86)%, to $445 million primarily due to the non-recurrence of initial ceding commission paid to MassMutual in 2020.

Net transfers from separate accounts changed by $(7,325) million, or (907)% to $(8,133) million primarily due to the transfers from MassMutual.

Year ended December 31, 2020, compared with the year ended December 31, 2019

The following is a summary of certain financial data of the Empower Retirement segment:

	Year Ended December 31,		Increase	Percentage
Statement of Operations data (In millions)	2020	2019	(decrease)	change
Premium income and annuity consideration	$12,749	$3,249	$9,500	292%
Net investment income	630	582	48	8%
Fee and miscellaneous income	81	278	(197)	(71)%
Reserve adjustment on reinsurance ceded	7,530	(176)	7,706	(4,378)%
Other	74	34	40	118%
Total income	21,064	3,967	17,097	431%

Policyholder benefits	3,937	4,273	(336)	(8)%
Increase in aggregate reserves for life and accident health policies and contracts	16,572	511	16,061	3,143%
Other insurance benefits, expenses and commissions	3,182	509	2,673	525%
Net transfers from separate accounts	(808)	(1,453)	645	(44)%
Total benefits and expenses	22,883	3,840	19,043	496%

Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains	(1,819)	127	(1,946)	(1,532)%
Federal income tax (benefit) expense	(22)	(20)	(2)	10%
Net gain from operations before net realized capital gains	(1,797)	147	(1,944)	(1,322)%
Net realized capital gains less capital gains tax and transfers to interest maintenance reserve	(11)	(3)	(8)	267%
Net income	$(1,808)	$144	$(1,952)	(1,356)%

Net income for the Empower Retirement segment decreased by $(1,952) million, or (1,356)%, to $(1,808) million. The decrease was primarily due to the ceding commission paid to MassMutual.

Premium income and annuity consideration increased by $9,500 million, or 292% to $12,749 million primarily due to the initial reinsurance premium on the MassMutual transaction and transfers into the general account from Empower recordkeeping participants, partially offset by higher reinsurance premiums ceded to CLIRBC.

Fee income decreased by $(197) million, or (71)%, to $81 million primarily due to the transfer of non-insurance business to the Company's subsidiary, Empower Retirement, LLC.

Reserve adjustment on reinsurance ceded changed by $7,706 million, or 4,378%, to $7,530 million primarily due to an increase in amounts ceded to the Company's affiliate, CLIRBC.

Other income increased $40 million, or 118%, to $74 million, primarily due to amortization of transactional IMR related to the MassMutual transaction.

Policyholder benefits decreased by $(336) million or (8)% to $3,937 million primarily due to decreases in general account and separate account surrender benefits.

Change in aggregate reserves for life and accident health policies and contracts increased by $16,061 million, or 3,143%, to $16,572 million primarily due to reserves acquired from MassMutual and transfers into the general account from Empower recordkeeping participants.

Other insurance benefits, expenses, and commissions increased by $2,673 million, or 525%, to $3,182 million primarily due to the ceding commission paid to MassMutual and interest maintenance reserve acquired from MassMutual

Net transfers from separate accounts changed by $645 million, or 44% to $(808) million primarily due to lower separate account surrenders and net flows to the general account.

7.6 Other Segment Results of Operations

Year ended December 31, 2021, compared with the year ended December 31, 2020

The following is a summary of certain financial data of the Other segment:

	Year Ended December 31,		Increase	Percentage
Statement of Operations data (In millions)	2021	2020	(decrease)	change
Net investment income	$(11)	$23	$(34)	(148)%
Fee and miscellaneous income	3	7	(4)	(57)%
Total income	(8)	30	(38)	(127)%

Other expenses and commissions	(9)	(2)	(7)	350%
Total benefits and expenses	(9)	(2)	(7)	350%

Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains	1	32	(31)	(97)%
Federal income tax expense	—	—	—	—%
Net income (loss)	$1	$32	$(31)	(97)%

Net income of $1 million for the Other segment decreased by $(31) million, from $32 million.  The decrease was primarily due to lower net investment income as a result of an increase in interest expense related to surplus notes.

Year ended December 31, 2020, compared with the year ended December 31, 2019

The following is a summary of certain financial data of the Other segment:

	Year Ended December 31,		Increase	Percentage
Statement of Operations data (In millions)	2020	2019	(decrease)	change
Net investment income	$23	$10	$13	130%
Fee and miscellaneous income	7	11	(4)	(36)%
Total income	30	21	9	43%

Other expenses and commissions	(2)	7	(9)	(129)%
Total benefits and expenses	(2)	7	(9)	(129)%

Net gain (loss) from operations after dividends to policyholders and before federal income taxes and net realized capital gains	32	14	18	129%
Federal income tax expense (benefit)	—	—	—	—%
Net income (loss)	$32	$14	$18	129%

Net income of $32 million for the Other segment increased by $18 million, from $14 million.  The increase was primarily due to higher net investment income and lower operating expenses.

7.7 Investment Operations

The Company's primary investment objective is to acquire assets with duration and cash flow characteristics reflective of its liabilities, while meeting industry, size, issuer and geographic diversification standards.  Formal liquidity and credit quality parameters have also been established.

The Company follows rigorous procedures to control interest rate risk and observes strict asset and liability matching guidelines.  These guidelines ensure that even under changing market conditions, the Company's assets should meet the cash flow and income requirements of its liabilities.  Using dynamic modeling to analyze the effects of a range of possible market changes upon investments and policyholder benefits, the Company works to ensure that its investment portfolio is appropriately structured to fulfill financial obligations to its policyholders.

The following table presents the percentage distribution of the admitted values of the Company's general account investment portfolio:

	December 31,
(In millions)	2021		2020
Bonds	$26,797	69.0%	$25,712	66.7%
Preferred stock	117	0.3%	120	0.3%
Common stock	220	0.6%	224	0.6%
Mortgage loans	4,304	11.1%	44	0.2%
Contract loans	3,796	9.8%	3,874	10.1%
Cash, cash equivalents and short-term investments	2,449	6.3%	3,471	9.0%
Securities lending collateral assets	126	0.3%	207	0.5%
Other invested assets	1,010	2.5%	750	1.9%
Total cash and invested assets	$38,859	100.0%	$38,526	100.0%

Bonds

Bonds include public and privately placed corporate bonds, government bonds, and mortgage-backed and asset-backed securities.  Included in bonds are perpetual debt investments which primarily consist of junior subordinated debt instruments that have no stated maturity date but pay fixed or floating interest in perpetuity.  The Company's strategy related to mortgage-backed and asset-backed securities is to focus on those investments with low prepayment risk and minimal credit risk.

Private placement investments are generally less marketable than publicly traded assets, yet they typically offer enhanced covenant protection that allows the Company, if necessary, to take appropriate action to protect its investment.  The Company believes that the cost of the additional monitoring and analysis required by private placement investments is more than offset by their enhanced yield.

One of the Company's primary objectives is to ensure that its bond portfolio is maintained at a high average credit quality to limit credit risk.  All securities are internally rated by the Company on a basis intended to be similar to that of independent external rating agencies.

The percentage distribution of the book adjusted carrying value of the Company's long-term bond portfolio by NAIC designation is summarized as follows:

	December 31,
NAIC Designations	2021	2020
NAIC 1	54.2%	55.5%
NAIC 2	43.6%	41.9%
NAIC 3 through 6	2.2%	2.6%
Total	100.0%	100.0%

The percentage distribution of the book adjusted carrying value of the industrial and miscellaneous category of the long-term bond portfolio, calculated as a percentage of total bonds, is summarized as follows:

	December 31,
Sector	2021	2020
Finance	21.3%	21.1%
Utility	14.2%	12.5%
Consumer	12.5%	15.0%
Other	11.6%	10.7%
Natural resources	6.9%	6.7%
Transportation	3.6%	4.0%

Mortgage Loans

The Company's mortgage loans are comprised primarily of domestic commercial collateralized loans.  The mortgage loan portfolio is diversified with regard to geographical markets and commercial mortgage property types.  The Company originates, directly or through correspondents, or acquires mortgages in the secondary market with the intent to hold to maturity.  The Company's portfolio includes loans which are fully amortizing, amortizing with a balloon balance at maturity, interest only to maturity, and interest only for a number of years followed by an amortizing period.

Derivatives

The Company uses certain derivatives, such as futures, swaps, forwards, and interest rate swaptions, for purposes of managing the interest rate, foreign currency exchange rate, and equity market risks impacting the Company's business.  These derivatives, when taken alone, may subject the Company to varying degrees of market and credit risk; however, since used for hedging purposes, these instruments are intended to reduce risk.  Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected or that are not eligible for hedge accounting are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR. For derivative instruments where hedge accounting is either not elected or the transactions are not eligible for hedge accounting, changes in interest rates, foreign currencies, or equity markets may generate derivative gains or losses which may cause the Company to experience volatility in capital and surplus.  The Company controls the credit risk of its over-the-counter derivative contracts through credit approvals, limits, monitoring procedures, and in most cases, requiring collateral.  Risk of loss is generally limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Investment Yield

Net investment income includes interest income, dividends, the amortization of premiums, discounts and origination fees.

To analyze investment performance, the Company excludes net investment income related to derivative instruments in order to assess underlying profitability and results from ongoing operations.  Net investment income performance is summarized as follows:

	Year Ended December 31,
(In millions)	2021	2020	2019
Net investment income	$1,263	$948	$1,099
Less:
Net investment income from derivative instruments	31	19	17
Net investment income excluding derivative investments	$1,232	$929	$1,082
Average invested assets, at amortized cost	37,388	24,462	25,002
Yield on average invested assets	3.30%	3.80%	4.33%

The yield on average invested assets decreased in 2021 when compared to 2020.  The yield on average invested assets decreased in 2020 when compared to 2019.

7.8 Liquidity and Capital Resources

Liquidity refers to a company's ability to generate sufficient cash flows to meet the short-term needs of its operations.  The Company manages its operations to create stable, reliable, and cost-effective sources of cash flows to meet all of its obligations.

The principal sources of the Company's liquidity are premiums and contract deposits, fees, investment income, and investment maturities and sales.  Funds provided from these sources are reasonably predictable and normally exceed liquidity requirements for payment of policy benefits, payments to policy and contractholders in connection with surrenders and withdrawals, and general expenses.  However, since the timing of available funds cannot always be matched precisely to commitments, imbalances may arise when demands for funds exceed those on hand.  A primary liquidity concern regarding cash flows from operations is the risk of early policyholder and contractholder withdrawals.  A primary liquidity concern regarding investment activity is the risk of defaults and market volatility.

In addition, a demand for funds may arise as a result of the Company taking advantage of current investment opportunities.  The sources of the funds that may be required in such situations include the issuance of commercial paper or other debt instruments.

Management believes that the liquidity profile of its assets is sufficient to satisfy the short-term liquidity requirements of reasonably foreseeable scenarios.

Generally, the Company has met its operating requirements by utilizing cash flows from operations and maintaining appropriate levels of liquidity in its investment portfolio.  Liquidity for the Company has remained strong, as evidenced by the amounts of short-term investments and cash and cash equivalents that totaled $2,449 million and $3,471 million as of December 31, 2021 and 2020, respectively.  In addition, 98% and 97% of the bond portfolio carried an investment grade rating at December 31, 2021 and 2020, respectively, which provides liquidity to the Company's overall investment portfolio.

The Company continues to be well capitalized with sufficient borrowing capacity.  Additionally, the Company anticipates that cash on hand and expected net cash generated by operating activities will exceed the forecasted needs of the business over the next 12 months.  The Company's financial strength provides the capacity and flexibility to enable it to raise funds in the capital markets through the issuance of commercial paper.  The Company had $96 million and $99 million of commercial paper outstanding as of December 31, 2021 and 2020, respectively.  The commercial paper has been given a rating of A-1+ by Standard & Poor's Ratings Services and a rating of P-1 by Moody's Investors Service, each being the highest rating available.  The

Company's issuance of commercial paper is not used to fund daily operations and does not have a significant impact on the Company's liquidity.

The Company also has available a revolving credit facility agreement with U.S. Bank, which expires on March 1, 2023, in the amount of $50 million for general corporate purposes.  The Company had no borrowings under this credit facility as of or during the year ended December 31, 2021.  The Company does not anticipate the need for borrowings under this facility and the loss of its availability would not significantly impact its liquidity.

The Company is a member of the Federal Home Loan Bank of Topeka which provides access to billions of low-cost funding dollars to banks, credit unions, insurance companies and community development financial institutions in the United States. At December 31, 2021, the Company had an estimated borrowing capacity of approximately $2,500 million. No amounts were borrowed as of December 31, 2021.

Capital resources provide protection for policyholders and financial strength to support the underwriting of insurance risks and allow for continued business growth.  The amount of capital resources that may be needed is determined by the Company's senior management and Board of Directors, as well as by regulatory requirements.  The allocation of resources to new long-term business commitments is designed to achieve an attractive return, tempered by considerations of risk and the need to support the Company's existing business.

Risk-based capital ("RBC") is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

7.9 Off-Balance Sheet Arrangements

The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business.  The amounts of these unfunded commitments at December 31, 2021 and 2020 were $1,172 million and $499 million, respectively.  The precise timing of the fulfillment of the commitment cannot be predicted; however, these amounts may be required to be paid within one year of the dates indicated. There are no other obligations or liabilities arising from such arrangements that are reasonably likely to become material.

The Company participates in a short-term reverse repurchase program for the purpose of enhancing the total return on its investment portfolio.  This type of transaction involves the purchase of securities with a simultaneous agreement to sell similar securities at a future date at an agreed-upon price.  In exchange, the counterparty financial institutions put non-cash collateral on deposit with a third-party custodian on behalf of the Company.  The amount of securities purchased in connection with these transactions was $0 and $3 million at December 31, 2021 and 2020, respectively.  Non-cash collateral on deposit with the third-party custodian on the Company's behalf was $0 and $3 million at December 31, 2021 and 2020, respectively, which cannot be sold or re-pledged and which has not been recorded on the Statement of Admitted Assets, Liabilities, Capital and Surplus. Collateral related to the reverse repurchase agreements generally consists of U.S. government or U.S. government agency securities.

The Company enters into derivative transactions to manage various risks, including interest rate and foreign currency exchange risk associated with its invested assets and liabilities. Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty.  Securities pledged to the Company were $23 million and $18 million at December 31, 2021 and 2020, respectively, are held in a custodial account for the benefit of the Company, and generally consist of U.S. government or U.S. government agency securities. These securities have not been recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company, as lessee, has entered into various lease and sublease agreements primarily for the rental of office space.

The Company maintains a corporate credit facility agreement in the amount of $50 million for general corporate purposes.  The Company had no borrowings under the credit facility either at or during the years ended December 31, 2021 and 2020.

In addition, the Company has other letters of credit with a total amount of $9 million, renewable annually for an indefinite period of time.

7.10 Contractual Obligations

The following table summarizes the Company's major contractual obligations at December 31, 2021:

	Payment due by period
	Less than	One to	Three to	More than
(in thousands)	one year	three years	five years	five years	Total
Aggregate reserves (1)	$4,606,572	$6,647,068	$5,127,063	$37,847,977	$54,228,680
Related party long-term debt - principal (2)	—	—	527,500	1,550,225	2,077,725
Related party long-term debt - interest (3)	74,030	148,059	139,751	1,615,354	1,977,194
Investment purchase obligations (4)	1,165,936	1,545		5,000	1,172,481
Other liabilities (5)	69,783	49,025	3,803	8,284	130,895
Total	$5,916,321	$6,845,697	$5,798,117	$41,026,840	$59,586,975

(1),  Aggregate reserves, and policy and contract claims - The Company has estimated payments to be made to policy and contract holders for future policy benefits.  Insurance and investment contract liabilities include various investment-type products with contractually scheduled maturities, including periodic payments of a term certain nature. However, a significant portion of policy benefits and claims to be paid do not have stated contractual maturity dates and ultimately may not result in any payment obligation.

Estimated future policyholder obligations have been developed in accordance with industry accepted actuarial standards based upon the estimated timing of cash flows related to the policies or contracts, the Company's historical experience and its expectation of future payment patterns. Management has incorporated significant assumptions in developing these estimates, many of which are outside of the Company's control and include assumptions relating to mortality, morbidity, policy renewals and terminations, retirement, inflation, disability recovery rates, investment returns, future interest credited rate levels, policy loans, future premium receipts on current policies in-force, and other contingent events as may be appropriate to the respective product type. Due to the significance of the assumptions used, the amounts presented could materially differ from actual results.

The amounts presented in the table above are undiscounted as to interest. Accordingly, the sum of the estimated cash payment presented significantly exceeds the liability amount on the Company's Statement of Admitted Assets, Liabilities, Capital and Surplus principally due to the time value of money.

Separate account liabilities have been excluded from the table above. Separate account obligations are legally insulated from general account assets.  Separate account liabilities represent funds maintained by the Company to meet the specific investment objectives of the contract holders who bear the related investment risk. It is generally expected that the separate account liabilities will be fully funded by the separate account assets.

(2)  Related party long-term debt principal - Represents contractual maturities of principal due to the Company's parent, GWL&A Financial, under the terms of four long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company's Statement of Admitted Assets, Liabilities, Capital and Surplus because the amounts shown above do not consider the discount upon the issuance of one of the surplus notes.

(3)  Related party long-term debt interest - Four long-term surplus notes bear interest at a fixed rate through maturity. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2021, and do not consider the impact of future interest rate changes.

(4)  Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment.

(5)   Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above.  If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category.  Other liabilities presented in the table above include:

•	Expected contributions to the Company's supplemental executive retirement plan through 2023

•	Unrecognized tax benefits

•	Personal Capital contingent payment consideration

As part of the Personal Capital acquisition, the Company included contingent consideration based on the potential achievement of certain key metrics. An initial contingent consideration earn-out value of $20 million represented management's best estimate, which could be up to $175 million based on the achievement of growth in assets under management metrics defined in the Merger Agreement, payable following measurements through December 31, 2021 and December 31, 2022.

The contingent consideration provision was increased by $80 million in 2021 for a total contingent consideration provision of $100 million at December 31, 2021. The increases in 2021 were due to growth in net new assets above the amount assumed at the date of acquisition. Changes in the fair value of the contingent consideration measured in accordance with the Merger Agreement subsequent to the completion of the purchase price allocation are recognized in operating and administrative expenses in the Consolidated Statements of earnings. Based on current estimates, management anticipates paying $59 million in 2022 and $41 million in 2023 in contingent consideration.

Rent expense for the years ended December 31, 2021, 2020 and 2019 were $30,243, $25,324 and $33,473 respectively.

From time to time, the Company enters into agreements or contracts, including capital leases, to purchase goods or services in the normal course of its business.  However, these agreements and contracts are not material and are excluded from the table above.

7.11 Application of Recent Accounting Pronouncements

See Note 2 to the accompanying financial statements for a further discussion of the application of recent accounting pronouncements.

Item 7A.  Quantitative and Qualitative Disclosures About Market Risk

The Company has established processes and procedures to effectively identify, monitor, measure, and manage the risks associated with its invested assets and its interest rate sensitive insurance and annuity products.  Management has identified investment portfolio management, including the use of derivative instruments, insurance and annuity product design, and asset/liability management as three critical means to accomplish a successful risk management program.

The major risks to which the Company is exposed include the following:

•	Market risk - the potential of loss arising from adverse fluctuations in interest rates and equity market prices and the levels of their volatility.

•	Insurance risk - the potential of loss resulting from claims, persistency, and expense experience exceeding that assumed in the liabilities held.

•	Credit risk - the potential of loss arising from an obligor’s failure to meet its obligations to the Company.

•	Operational and corporate risk - the potential of direct or indirect loss resulting from inadequate or failed internal processes, people and systems, or from other external events.

Market risk

The Company’s exposure to interest rate changes results from its significant holdings of floating rate debt, bonds, mortgage loans, and interest rate sensitive liabilities.  The bonds primarily consist of direct obligations of the U.S. government and its agencies, direct obligations of U.S. states and their subdivisions, corporate debt securities, and asset-backed and mortgage-backed securities.  All of these investments are exposed to changes in interest rates.  Interest rate sensitive product liabilities, primarily those liabilities associated with universal life insurance contracts and annuity contracts, have the same type of interest rate risk exposure as bonds and mortgage loans.

To reduce interest rate risk, the Company performs periodic projections of asset and liability cash flows in order to evaluate the interest rate sensitivity of its bonds and its product liabilities to interest rate movements.  For determinate liabilities, i.e. liabilities with stable, predictable cash flows on products that can’t be repriced (for example, certificate annuities and payout annuities), asset/liability cash flow mismatches are monitored and the asset portfolios are rebalanced as necessary to keep the mismatches within tolerance limits.  For these determinate liabilities, the investment policy predominantly requires assets with stable, predictable cash flows so that changes in interest rates will not cause changes in the timing of asset cash flows resulting in mismatches.  For indeterminate liabilities, i.e. liabilities that have less predictable cash flows but that can be repriced (for example, portfolio annuities), the potential mismatch of assets and liabilities is tested under a wide variety of interest rate scenarios.  The potential cost of this mismatch is calculated.  If the potential cost is considered to be too high, actions considered would include rebalancing the asset portfolio and/or purchasing derivatives that reduce the risk as part of the hedging strategy program discussed below.  For each major block of indeterminate liabilities, the asset and liability positions are reviewed in senior management meetings to proactively recommend changes in the current investment strategy and/or a rebalance of the asset portfolio.

The Company has strict operating policies which prohibit the use of derivative instruments for speculative purposes, permit derivative transactions only with approved counterparties, specify limits on concentration of risk, and provide requirements of reporting and monitoring systems. The Company supports a hedging strategy program that consists of the use of various derivative instruments including futures, interest rate swaps, and options such as interest rate swaptions.  Derivative strategies include the following:

•	Futures are commitments to either purchase or sell designated financial instruments at a future date for a specified price.

•	Interest rate swaps involve the periodic exchange of cash flows with third parties at specified intervals calculated using agreed upon rates or other financial variables.

•	Option contracts grant the purchaser, in consideration for the payment of a premium, the right to either purchase from or sell to the issuer a financial instrument at a specified price within a specified time period or on a stated date. Interest rate swaptions grant the purchaser the right to enter into a swap with predetermined fixed-rate payments over a predetermined time period on the exercise date.

The Company has estimated the possible effects of interest rate changes at December 31, 2021.  If interest rates increased by 100 basis points (1.00%), the December 31, 2021 fair value of the fixed income assets in the general account would decrease by approximately $2.5 billion. If interest rates decreased by 100 basis points (1.00%), the December 31, 2021 fair value of the fixed income assets in the general account would increase by approximately $2.8 billion. These calculations use projected asset cash flows, discounted back to December 31, 2021.  The cash flow projections are shown in the table below.  The table below shows cash flows rather than expected maturity dates because many of the Company’s assets have substantial expected principal payments prior to the final maturity date.  The fair value shown in the table below was calculated using spot discount interest rates that varied by the year in which the cash flows are expected to be received.  The spot rates in the benchmark calculation range from 0.390% to 3.042%.

Projected cash flows by calendar years (In millions)	Benchmark	Interest rate increase one percent	Interest rate decrease one percent
2022	$3,026	$3,014	$3,076
2023	3,688	3,672	3,755
2024	3,836	3,815	3,895
2025	4,082	4,083	4,063
2026	4,298	4,292	4,304
Thereafter	28,636	28,870	28,346
Undiscounted total	$47,566	$47,746	$47,439

Fair value	$40,193	$37,739	$42,965

The Company administers separate account variable annuities and provides other investment and retirement services where fee income is earned based upon a percentage of account balances.  Fluctuations in fund asset levels occur as a result of both changes in cash flow and general market conditions.  There is a market risk of lower fee income if equity markets decline.  If equity markets were to decline by 10% from benchmark levels at December 31, 2021, the Company’s associated net fee income after payment of subadvisor fees in 2021 would decline by approximately $16 million.

The Company’s surplus assets include equity investments, primarily partnership interests.  There is a market risk of lower asset values if equity markets decline.  If equity markets were to decline by 10%, the Company would have an additional unrealized loss of approximately $12.4 million on equity investments.  This unrealized loss would not impact statutory net income but would reduce capital and surplus.

The Company has sold variable annuities with various forms of GMDB and GLWB. The Company is required to hold future policy benefit liabilities for these guaranteed benefits.  If equity markets were to decline by 10%, the liability for GMDB and GLWB would increase by approximately $0.53 million. The Company’s assets backing the dynamic hedging program for the GLWB product would be expected to increase $1.4 million.  Therefore the net impact to variable annuities with various forms of guarantees for a 10% decline in the equity markets is estimated to be $0.9 million decrease.

Insurance risk

The Company manages the risks associated with its insurance and other contractual liabilities through the use of actuarial modeling techniques.  These techniques utilize significant assumptions including morbidity, mortality, persistency, expenses, and the cash flow stream of benefit payments.  Through these techniques, the Company attempts to match the anticipated cash flow streams of its invested assets with the anticipated cash flow streams of its insurance and other contractual obligations.  The cash flows associated with determinate policy liabilities are not interest rate sensitive but will vary based upon the timing and amount of benefit payments.  The primary risks associated with these liabilities are that the benefits will exceed those anticipated in the actuarial modeling or that the actual timing of the payment of benefits will differ from what was anticipated.

The Company utilizes reinsurance programs to control its exposure to general insurance risks.  Reinsurance agreements do not relieve the Company from its direct obligations to its insured.  However, an effective reinsurance program limits the Company’s exposure to potentially large losses.  The failure of reinsurers to honor their obligations could result in losses to the Company.  To manage this risk, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk relative to the reinsurers in order to minimize its exposure to significant losses from reinsurer insolvencies.

Credit risk

Credit risk is the risk the Company assumes if its debtors, customers, reinsurers, or other counterparties and intermediaries may fail to pay their contractual obligations when they come due and may manifest itself through the downgrading of credit ratings of counterparties.  It is the Company’s policy to acquire only investment grade assets to enable it to provide for future policy obligations and to minimize undue concentrations of assets in any single geographic area, industry, or entity.  To minimize this risk, management regularly reviews the credit ratings of the entities in which the Company invests.  These credit ratings are internally derived by the Company, taking into consideration ratings from several external credit rating agencies.

Operational and corporate risk

The Company manages and mitigates internal operational risk through integrated and complementary policies, procedures, processes, and practices.  Human Resources hiring practices, performance evaluations and promotion, and compensation practices are designed to attract, retain and develop the skilled personnel required.  A comprehensive job evaluation process is in place and training and development programs are supported.  Each business area provides training designed for its specific needs and has developed internal controls for significant processes.  Processes and controls are monitored and redefined by the business areas and subject to review by the Company’s internal audit staff.  The Company applies a robust project management discipline to all significant initiatives.

Appropriate security measures protect premises and information.  The Company has emergency procedures in place for short-term incidents and is committed to maintaining business continuity and disaster recovery plans at every business location for the recovery of critical functions in the event of a disaster, including offsite data backup and work facilities.  The Company maintains various corporate insurance coverages such as property, general liability, excess liability, automobile liability, workers’ compensation, financial institution bonds, other regulatory bonds, and professional liability insurance to protect its owned property assets and to insure against certain third-party liabilities.

The Company’s businesses are subject to various regulatory requirements imposed by regulation or legislation applicable to insurance companies and companies providing financial services.  These regulations are primarily intended to protect policyholders and beneficiaries.  Material changes in the regulatory framework or the failure to comply with legal and regulatory requirements could have a material adverse effect on the Company.  The Company monitors compliance with legal and regulatory requirements in all jurisdictions in which it conducts business and assesses trends in legal and regulatory change to keep business areas current and responsive.

In the course of its business activities, the Company may be exposed to the risk that some actions may lead to damaging its reputation and hence damage its future business prospects.  These actions may include unauthorized activities of employees or others associated with the Company, inadvertent actions of the Company that become publicized and damage its reputation, regular or past business activities of the Company that become the subject of regulatory or media scrutiny or litigation and, due to a change of public perception, cause damage to the Company.  To manage or mitigate this risk, the Company has ongoing controls to limit the unauthorized activities of people associated with it.  The Company has adopted a Code of Business Conduct and Ethics which sets out the standards of business conduct to be followed by all of its directors, officers, and employees.

Item 8.	Financial Statements and Supplementary Data

Deloitte & Touche LLP
1601 Wewatta Street,
Suite 400
Denver, CO,80202
USA
INDEPENDENT AUDITOR’S REPORT	Tel: +1 303-292-5400
Fax: 303 312 4000
To the Board of Directors and Stockholder of	www.Deloitte.com
Great-West Life & Annuity Insurance Company
Greenwood Village, Colorado

Opinions

We have audited the statutory-basis financial statements of Great-West Life & Annuity Insurance Company (the “Company”) (a wholly-owned subsidiary of GWL&A Financial Inc.), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021 and 2020, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2021, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years then ended, in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Colorado Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Colorado Division of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

The Company engages in various related-party transactions with affiliates under common control as discussed in Note 3 to the statutory-basis financial statements. The accompanying statutory-basis financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Other Information Included in the Annual Report

Management is responsible for the other information included in the annual report. The other information comprises the information included in the annual report but does not include the statutory-basis financial statements and our auditor’s report thereon. Our opinion on the statutory-basis financial statements does not cover the other information, and we do not express an opinion or any form of assurance thereon.

In connection with our audits of the statutory-basis financial statements, our responsibility is to read the other information and consider whether a material inconsistency exists between the other information and the statutory-basis financial statements, or the other information otherwise appears to be materially misstated. If, based on the work performed, we conclude that an uncorrected material misstatement of the other information exists, we are required to describe it in our report.

Report on Supplemental Schedules

Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory-basis financial statements as a whole. The supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, the supplemental schedule of selected financial data, and the supplemental schedule of reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2021, are presented for purposes of additional analysis and are not a required part of the 2021 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory-basis financial statements as a whole.

April 15, 2022

Denver, CO

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2021 and 2020

(In Thousands, Except Share Amounts)

	December 31,
	2021	2020
Admitted assets:
Cash and invested assets:
Bonds	$26,797,337	$25,712,083
Preferred stock	116,878	119,687
Common stock	220,224	223,883
Mortgage loans (net of allowances of $745 and $745)	4,304,031	4,123,666
Real estate occupied by the company	38,451	41,951
Real estate held for the production of income	1,741	1,825
Contract loans	3,795,766	3,874,206
Cash, cash equivalents and short-term investments	2,448,555	3,470,914
Securities lending collateral assets	126,254	206,811
Other invested assets	1,009,718	750,477
Total cash and invested assets	38,858,955	38,525,503

Investment income due and accrued	272,051	267,276
Premiums deferred and uncollected	16,102	16,256
Reinsurance recoverable	211,857	80,249
Funds held or deposited with reinsured companies	6,581,244	6,760,741
Current federal income taxes recoverable	33,715	70,655
Deferred income taxes	22,464	125,959
Due from parent, subsidiaries and affiliates	91,587	94,584
Other assets	530,688	669,038
Assets from separate accounts	29,244,525	28,455,204
Total admitted assets	$75,863,188	$75,065,465

See notes to statutory financial statements.	Continued

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2021 and 2020

(In Thousands, Except Share Amounts)

	December 31,
	2021	2020
Liabilities, capital and surplus:
Liabilities:
Reserves for life insurance and annuities and accident and health policies	$33,909,465	$36,152,903
Liability for deposit-type contracts	7,212,008	5,215,962
Provision for policyholders' dividends	10,042	18,324
Liability for premiums received in advance	2	2
Unearned investment income	5,031	121
Asset valuation reserve	236,291	202,003
Interest maintenance reserve	479,748	678,773
Due to parent, subsidiaries and affiliates	2,616	16,578
Commercial paper	95,988	98,983
Payable under securities lending agreements	126,254	206,811
Other liabilities	1,621,862	1,858,504
Liabilities from separate accounts	29,244,515	28,455,194
Total liabilities	72,943,822	72,904,158

Commitments and contingencies (see Note 19)

Capital and surplus:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $1 par value; 50,000,000 shares authorized; 16,862,210 and 16,859,018 shares issued and outstanding in 2021 and 2020, respectively	16,862	16,859
Surplus notes	2,112,656	921,980
Gross paid in and contributed surplus	3,786,229	3,782,019
Unassigned deficit	(2,996,381)	(2,559,551)
Total capital and surplus	2,919,366	2,161,307
Total liabilities, capital and surplus	$75,863,188	$75,065,465

See notes to statutory financial statements.	Concluded

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Operations

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019
Income:
Premium income and annuity consideration	$6,326,927	$12,831,872	$(5,366,421)
Net investment income	1,262,737	948,344	1,099,451
Amortization of interest maintenance reserve	68,148	39,141	8,280
Commission and expense allowances on reinsurance ceded	195,658	172,698	265,105
Fee income from separate accounts	212,049	62,302	101,629
Reserve adjustment on reinsurance ceded	(1,518,822)	7,157,573	(592,883)
Miscellaneous income	307,833	41,467	267,637
Total income	6,854,530	21,253,397	(4,217,202)

Expenses:
Death benefits	74,119	92,253	204,509
Annuity benefits	202,893	95,252	155,286
Disability benefits and benefits under accident and health policies	68	76	17,762
Surrender benefits	14,800,797	3,842,313	4,403,521
(Decrease) increase in aggregate reserves for life and accident and health policies and contracts	(1,038,595)	16,448,620	(8,139,385)
Other benefits	125,116	8,722	6,208
Total benefits	14,164,398	20,487,236	(3,352,099)
Commissions	38,460	2,222,528	162,942
Other insurance expenses	543,438	371,028	496,310
Net transfers from separate accounts	(8,135,847)	(809,028)	(1,328,143)
Interest maintenance reserve reinsurance activity	(83,737)	661,450	(512,033)
Total benefit and expenses	6,526,712	22,933,214	(4,533,023)

Net gain (loss) from operations before dividends to policyholders, federal income taxes and realized capital gains (losses)	327,818	(1,679,817)	315,821
Dividends to policyholders	9,847	18,497	23,461
Net gain (loss) from operations after dividends to policyholders and before federal income taxes and net realized capital gains (losses)	317,971	(1,698,314)	292,360
Federal income tax expense (benefit)	22,402	(20,260)	(98,467)
Net gain (loss) from operations before net realized capital gains (losses)	295,569	(1,678,054)	390,827
Net realized capital gains (losses) less capital gains tax and transfers to interest maintenance reserve	3,399	(16,958)	(8,022)
Net income (loss)	$298,968	$(1,695,012)	$382,805

See notes to statutory financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019

Capital and surplus, beginning of year	$2,161,307	$1,441,755	$1,326,919

Net income (loss)	298,968	(1,695,012)	382,805
Dividends to stockholder	(506,000)	(357,752)	(639,801)
Change in net unrealized capital (losses) gains, net of income taxes	(57,312)	(288,936)	57,398
Change in minimum pension liability, net of income taxes	1,054	(1,589)	(4,209)
Change in asset valuation reserve	(34,288)	(7,971)	10,360
Change in non-admitted assets	(26,148)	(708,501)	92,424
Change in net deferred income taxes	(23,502)	256,714	(129,400)
Capital paid-in	3	9,539	—
Surplus paid-in	4,210	3,067,719	4,029
Change in surplus as a result of reinsurance	(83,840)	(83,521)	537,566
Change in capital and surplus as a result of separate accounts	—	—	(428)
Change in unrealized foreign exchange capital (losses) gains	(5,762)	2,693	(20)
Change in surplus notes	1,190,676	526,169	(195,888)
Net change in capital and surplus for the year	758,059	719,552	114,836

Capital and surplus, end of year	$2,919,366	$2,161,307	$1,441,755

See notes to statutory financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Cash Flows

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019
Operating activities:
Premium income, net of reinsurance	$6,111,400	$6,588,902	$3,654,066
Investment income received, net of investment expenses paid	1,268,121	809,931	962,732
Other miscellaneous income received	676,928	59,348	577,059
Benefit and loss related payments, net of reinsurance	(17,574,577)	(3,803,044)	(4,542,350)
Net transfers from separate accounts	8,135,856	816,837	1,375,094
Commissions, other expenses and taxes paid	(516,711)	(2,758,668)	(526,161)
Dividends paid to policyholders	(18,101)	(24,228)	(30,537)
Federal income taxes received (paid), net	120,217	(18,530)	5,267
Net cash (used in) provided by operating activities	(1,796,867)	1,670,548	1,475,170

Investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	5,229,242	2,794,468	2,430,562
Stocks	11,589	53	19,187
Mortgage loans	452,409	295,116	343,441
Other invested assets	14,017	38,065	19,597
Net (losses) gains on cash, cash equivalents and short-term investments	(1,134)	83	5
Miscellaneous proceeds	58,571	544,448	24,100
Cost of investments acquired:
Bonds	(6,607,132)	(6,396,829)	(2,770,357)
Stocks	(4,554)	(221,630)	(3,585)
Mortgage loans	(655,511)	(89,330)	(114,542)
Real estate	—	(2,724)	(9,052)
Other invested assets	(351,303)	(905,616)	(46,617)
Miscellaneous applications	(220,740)	(274,834)	—
Net change in contract loans and premium notes	170,563	127,912	(3,120)
Net cash used in investing activities	(1,903,983)	(4,090,818)	(110,381)

Financing and miscellaneous activities:
Surplus notes	1,192,007	527,500	(195,000)
Capital and paid in surplus	3,756	3,076,665	3,130
Deposit-type contracts, net	1,865,132	1,963,991	(5,399)
Dividends to stockholder	(506,000)	(357,752)	(639,801)
Funds (repaid) borrowed, net	(2,995)	(916)	1,041
Other	126,580	(136,621)	60,135
Net cash provided by (used in) financing and miscellaneous activities	2,678,480	5,072,867	(775,894)

Net (decrease) increase in cash, cash equivalents and short-term investments and restricted cash	(1,022,370)	2,652,597	588,895
Cash, cash equivalents and short-term investments and restricted cash:
Beginning of year	3,470,926	818,329	229,434
End of year	$2,448,556	$3,470,926	$818,329

The cash, cash equivalents and short-term investments and restricted cash balance includes $1 and $12 of restricted cash as of December 31, 2021 and 2020, respectively, which is non-admitted and not included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

See notes to statutory financial statements.	Continued

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Cash Flows

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019
Non-cash investing and financing transactions during the year:

Share-based compensation expense	$457	$593	$899

In 2020, non-cash transfers of $9,848 million of assets and liabilities occurred as a part of the MassMutual transaction. In 2019, non-cash transfers of $8,938 million of assets and liabilities occurred as a part of the Protective transaction. Refer to Note 9 for further information on the MassMutual transaction.

See notes to statutory financial statements.	Concluded

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

1. Organization and Significant Accounting Policies

Great-West Life & Annuity Insurance Company (the “Company” or “GWL&A”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company offers a wide range of retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance (“Division”).

The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in all states in the United States, except New York, and in the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. The Company is also a licensed reinsurer in New York.

Effective December 31, 2020, the Company completed the acquisition, via indemnity reinsurance (“the MassMutual transaction”), of the retirement services business of Massachusetts Mutual Life Insurance Company ("MassMutual"). The Company has now assumed the economics and risks associated with the reinsurance business. Per the transaction agreement, the Company acquired statutory assets equal to liabilities. The business assumed is primarily group annuities. See Note 9 for further discussion of the MassMutual transaction.

Effective June 1, 2019, the Company completed the sale, via indemnity reinsurance (the "Protective transaction"), of substantially all of its individual life insurance and annuity business to Protective Life Insurance Company ("Protective") who now assumes the economics and risks associated with the reinsured business. Per the transaction agreement, the Company transferred statutory assets equal to liabilities. The business transferred included bank-owned and corporate-owned life insurance, single premium life insurance, individual annuities as well as closed block life insurance and annuities. The Company retained a block of life insurance, predominantly participating policies which are now administered by Protective, as well as a closed reinsurance acquired block. Post-transaction, the Company focuses on the defined contribution retirement and asset management markets. See Note 9 for further discussion of the Protective transaction.

The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

Accounting policies and use of estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Division. The Division requires that insurance companies domiciled in the State of Colorado prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of Colorado Insurance Commissioner.

The only prescribed deviation that impacts the Company allows the Company to account for certain separate account products at book value instead of fair value. The Division has not permitted the Company to adopt any accounting practices that have an impact on the Company’s statutory financial statements as compared to NAIC SAP or the Division’s prescribed accounting practices. There is no impact to either capital and surplus or net income as a result of the prescribed accounting practice.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

•	Bonds, including loan-backed and structured securities (collectively referred to as "bonds"), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners ("NAIC") designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology, or (c) for perpetual bonds that do not possess an effective call option, is carried at fair value regardless of NAIC designation. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•	Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value. Under GAAP, redeemable preferred stocks are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•	Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•	As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•	As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and derivative investments attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is generally designated as a non-admitted asset and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•	As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses and OTTI” in the notes to the statutory financial statements.

•	Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•	The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Under GAAP, these transactions are recorded as forward settling to be announced (“TBA”) securities that are accounted for as derivative instruments, but hedge accounting is not elected as the Company does not regularly accept delivery of such securities when issued.

•	Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

•	Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit, whereas under GAAP deferred taxes are included in the determination of net income.

•	Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

•	For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition.

•	For statutory purchases, the excess of the cost of acquiring an entity over the Company’s share of the book value of the acquired entity is recorded as goodwill which is admissible subject to limitations and is amortized over the period in which the Company benefits economically, not to exceed ten years. For statutory mergers, no acquisition is recognized because it is accomplished without exchanging resources. As such, the recorded assets, liabilities, and surplus of the acquired company (adjusted to conform to statutory accounting principles) will be carried forward into the combined company. Under GAAP in a business combination, the excess of the cost of acquiring an entity over the acquisition-date fair value of identifiable assets acquired and liabilities assumed is allocated between goodwill, indefinite-lived intangible assets and definite-lived intangible assets. Goodwill and indefinite-lived intangible assets are not amortized and definite-lived intangible assets are amortized over their estimated useful lives under GAAP.

•	Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•	Surplus notes are reflected as a component of capital and surplus, whereas under GAAP they are reflected as a liability.

•	The policyholder’s share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

•	Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

•	Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•	Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•	Comprehensive income and its components are not presented in the statutory financial statements.

•	The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•	For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transaction are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Department, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Cost of reinsurance (i.e. the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments and derivatives, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

During the year ended December 31, 2021, additional information became available related to the acquisition of MassMutual on December 31, 2020. In accordance with Statement of Statutory Accounting Principles ("SSAP") No. 3, Accounting Changes and Corrections of Errors the Company has recorded a change in estimate to reclassify $1,145.1 million of acquired contracts from Reserve for life insurance and annuities to Liability for deposit-type contracts during 2021. This change in estimate had no impact on total admitted assets, total liabilities, capital and surplus, or net income.

Impact of COVID-19 on significant judgments, estimates and assumptions

The COVID-19 pandemic continues to cause material disruption to businesses globally, resulting in continued economic pressures. While rising vaccination rates have led governments in different regions to ease restrictions put in place, many factors continue to extend economic uncertainty, including but not limited to: the availability, adoption and uncertainty around the effectiveness of vaccines; the emergence of COVID-19 variants; and the extent and timing of related government and central bank actions. The Company has developed flexible strategies to manage the current environment and leverage opportunities for the future. The duration and impact of the COVID-19 pandemic continues to be unknown at this time. The results of the Company reflect management's judgments regarding the impact of prevailing market conditions.

Significant statutory accounting policies

Investments

Investments are reported as follows:

•	In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

•	Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology, or (c) for perpetual bonds that do not possess or no longer possess an effective call option, is carried at fair value regardless of NAIC designation. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision.

•	Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•	The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•	Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, allowances for credit losses, and foreign currency translations. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Prepayment penalty and origination fees are recognized in net investment income upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.

•	Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectible. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Additionally, the Company considers the temporary relief granted by the Statutory Accounting Principles Working Group (“SAPWG”) in response to the Coronavirus, Aid, Relief, and Economic Security Act (the “CARES Act”). The relief gives temporary statutory exception for impairment assessment on bank loans, mortgage loans and investment products with underlying mortgage loans due to situations as a result of COVID-19 including the forbearance or modification of mortgage loan payments. SAPWG also granted practical expedients in determining whether a modification is a concession (insignificant) or if it is a TDR. The provisions of these guidance are applicable through the earlier of January 1, 2022, or 60 days after the date on which the national emergency concerning COVID–19 terminates.

•	Real estate properties held for the production of income are valued at depreciated cost less encumbrances. Real estate is depreciated on a straight-line basis over the estimated life of the building or term of the lease for tenant improvements.

•	Real estate properties occupied by the Company are carried at depreciated cost unless the carrying amount of the asset is deemed to be unrecoverable. The Company includes in both net investment income and other operating expenses an amount for rent relating to real estate properties occupied by the Company. Rent is derived from consideration of the repairs, expenses, taxes, interest and depreciation incurred. The reasonableness of the amount of rent recorded is verified by comparison to rent received from other like properties in the same area.

•	Limited partnership interests are included in other invested assets and are accounted for using net asset value per share ("NAV") as a practical expedient to fair value. The Company uses NAV as a practical expedient on partnership interests in investment companies where it has a minor equity interest and no significant influence over the entity’s operations.

•	Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value.

•	Common stocks, other than stocks of subsidiaries and stocks of the Federal Home Loan Bank (“FHLB”), are recorded at fair value based on the most recent closing price of the common stock as quoted on its exchange. Common stocks of the FHLB are reported at cost. Related party mutual funds, which are carried at fair value, are also included in common stocks. The net unrealized gain or loss on common stocks is reported as a component of surplus.

•	Investments in domestic life subsidiaries and certain other subsidiaries are carried at their statutory equity value with unrealized changes in value recorded directly in surplus. Investments in majority owned subsidiaries are generally carried at their Statutory or US GAAP equity with dividends received being recorded in investment income.

•	Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy.

•	Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.

•	The Company enters into reverse repurchase agreements with third party broker-dealers for the purpose of enhancing the total return on its investment portfolio. The repurchase trading strategy involves the purchase of securities, with a simultaneous agreement to resell similar securities at a future date at an agreed-upon price. Securities purchased under these agreements are accounted for as secured borrowings, and are reported at amortized cost in cash, cash equivalents and short-term investments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Under these tri-party repurchase agreements, the designated custodian takes possession of the underlying collateral on the Company’s behalf, which is required to be cash or government securities. The fair value of the securities is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The collateral cannot be sold or repledged and has not been recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company’s right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included as a liability in repurchase agreements.

The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties.  The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio.  The borrower can return and the Company can request the loaned securities be returned at any time.  The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term.  Securities lending transactions are accounted for as secured borrowings.  The securities on loan are included within bonds and short-term investments in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default.  The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned.  Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in money market funds or short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending collateral. Collateral that cannot be sold or repledged is excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•	Surplus notes, which are recorded in other invested assets, are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the surplus note is designated a NAIC three to six, in which case it is reported at the lower of amortized cost or fair value.

•	The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;

•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;

•	The length of time for which the estimated fair value has been below cost;

•	Downgrade of a bond investment by a credit rating agency;

•	Deterioration of the financial condition of the issuer;

•	The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and

•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

For loan-backed and structured securities, if management does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

For bonds not backed by other loans or assets, if management does not intend to sell the bond and has the intent and ability to hold but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•	Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•	Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

◦	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

◦	Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data.

The fair value of certain investments in the separate accounts and limited partnerships are estimated using net asset value per share as a practical expedient and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, cross-currency swaps, foreign currency forwards, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices and interest rate swap futures. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected, or that are not eligible for hedge accounting, are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed lifetime withdrawal benefit ("GLWB") liability, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and (d) convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Securities pledged to the Company generally consist of U.S. government or U.S. government agency securities and are not recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

Cash collateral pledged by the Company is included in other assets.

The Company may purchase a financial instrument that contains a derivative embedded in the financial instrument. Contracts that do not in their entirety meet the definition of a derivative instrument, may contain “embedded” derivative instruments implicit or explicit terms that affect some or all of the cash flows or the value of other exchanges required by the contract in a manner similar to a derivative instrument. An embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Funds held or deposited with reinsured companies

Funds held by reinsurers are receivables from ceding entities. Interest earned on the funds withheld receivable are included as a component of miscellaneous income.

Goodwill

Goodwill, resulting from acquisitions of subsidiaries that are reported in common stock and other invested assets, is amortized to unrealized capital gains/(losses) over the period in which the Company benefits economically, not to exceed ten years. Goodwill resulting from assumption reinsurance is reported in goodwill and is amortized to other insurance expenses over the period in which the Company benefits economically, not to exceed ten years. Admissible goodwill is limited in the aggregate to 10% of the Company’s adjusted capital and surplus. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as impairment and recorded as a realized loss in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2021, 2020 and 2019.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and benefit expense. Invested assets and reserves ceded or assumed on deposit type contracts are accounted for using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract.

Cash value of company owned life insurance

The Company is the owner and beneficiary of life insurance policies which are included in Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus at their cash surrender values. At December 31, 2021, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 25% equity, 41% fixed income, 27% cash and short terms, and 7% other. At December 31, 2020, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 23% equity, 42% fixed income, and 32% cash and short terms, and 3% other.

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus. Real estate due and accrued income is excluded from net investment income if its collection is uncertain.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving ("PBR") methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur during possible poor future economic conditions. Reserve estimates are determined using both company experience and prescribed assumptions, with the final liability reserve being the greatest of the two estimates and floored at the aggregate surrender value.

Premium, fee income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when earned in fee income or other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the Statutory Statements of Operations represent income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit.

2. Recently Adopted Accounting Pronouncements

In 2020, SAPWG adopted a revised SSAP 32R, Preferred Stock, and a corresponding Issue Paper No. 164, Preferred Stock. The revised SSAP improves the definition of preferred stock, revises the measurement guidance based on the type and terms of preferred stock held, and clarifies the impairment and dividend recognition guidance. The standard was adopted with an effective date of January 1, 2021 with early adoption permitted. The adoption of this standard did not have a material effect on the Company’s financial statements.

In 2021, the Statutory Accounting Principles Working Group adopted as final revisions to SSAP No. 26R, Bonds. The SSAP revisions clarify that perpetual bonds are within scope of SSAP No. 26R. Those with an effective call option shall be amortized under the yield-to-worst concept, and those that do not possess, or no longer possess, a call feature shall be reported at fair value. Additional revisions expand current called bond disclosures to include bonds terminated through a tender offer. The revisions were adopted with an effective date of January 1, 2021 with early adopted permitted. The adoption of these revisions did not have a material effect on the Company’s financial statements.

3. Related Party Transactions

In the normal course of business the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, sales and service support and marketing services. The following table presents revenue earned, expenses incurred and expense reimbursement from insurance and non-insurance related parties for services provided and/or received pursuant to the service agreements. These amounts, in accordance with the terms of the contracts, are based upon market price, estimated costs incurred or resources expended as determined by number of policies, certificates in-force, administered assets or other similar drivers.

On January 1, 2020, the Company and its subsidiaries implemented an organizational change to simplify its corporate structure and affiliated transactions. The transaction included the following changes impacting the Company:

•	Substantially all employees of GWL&A and its other subsidiaries were transferred to the Empower Retirement, LLC ("Empower").

•	Empower assumed all recordkeeping related revenues either by direct assignment of contracts or through a transition services agreement between Empower, GWL&A, and GWL&A’s subsidiaries.

•	Substantially all vendor contracts were assigned to Empower.

•	Empower entered into an administrative services agreement whereby it provides corporate and other shared services to GWL&A and its affiliates and is reimbursed for expenses incurred.

•	Empower acquired assets and assumed liabilities from GWL&A and GWL&A’s subsidiaries including furniture, equipment, and software, deferred contract costs, certain other current assets including prepaid assets, and certain other liabilities including employee-related benefit and payroll liabilities and GWL&A’s post-retirement medical plan. The assets acquired and liabilities assumed by Empower were settled in cash based on their value under International

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Financial Reporting Standards ("IFRS"). Any differences between the value of the assets and liabilities on an IFRS basis and a Statutory basis were settled by dividends or capital contributions between entities.

On December 31, 2020, GWL&A completed the acquisition, via indemnity reinsurance, of the retirement services business of MassMutual. After the close of this acquisition, GWL&A made the following changes:

•	All employees of MassMutual acquired by GWL&A were transferred to the Empower.

•	Empower assumed all recordkeeping related revenues from GWL&A

•	Substantially all vendor contracts were assigned to Empower.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

		Year Ended December 31,			Financial statement line
Description	Related party	2021	2020	2019
Provides corporate support service

Insurance affiliates:
Great-West Life & Annuity Insurance Company of New York ("GWL&A NY")(1),The Canada Life Assurance Company (“CLAC”)(2) and Great-West Life Assurance Company (“Great-West Life”)(2)

Non-insurance affiliates:
Empower(1), Advised Assets Group, LLC ("AAG")(1), Great-West Capital Management, LLC ("GWCM")(1), Great-West Trust Company, LLC ("GWTC")(1), GWFS Equities, Inc. ("GWFS")(1),Great-West Financial Retirement Plan Services ("Great-West RPS")(1)  and MAM Holding Inc. (2)

		$ (28,405)	$ (14,626)	$ (175,137)	Other insurance benefits and expenses
Receives corporate support services	Non-insurance affiliate: Empower(1)	525,624	332,652	—	Other insurance benefits and expenses
Provides recordkeeping fees under temporary service agreement for recordkeeping agreements not yet transferred to Empower	Non-insurance affiliate: Empower(1)	(146,021)	(194,795)	—	Fee income
Receives commissions reimbursement	Non-insurance affiliate: Empower(1)	(223,148)	(77,139)	—	Commissions
Provides commissions reimbursement	Insurance affiliate: GWL&A NY(1)	19,147	—	—	Commissions
Provides marketing, distribution and administrative services to certain underlying funds and/or mutual funds	Non-insurance affiliate: GWFS(1)	—	7,101	172,702	Other income
Provides record-keeping services	Non-insurance affiliates: GWTC(1) Non-insurance related party: Great-West Funds(4)	—	20,506	106,295	Other income
Receives record-keeping services	Insurance affiliate: GWL&A NY(1) Non-insurance affiliates: Empower(1)and GWTC(1)	—	(16,799)	(390,630)	Other income
Receives custodial services	Non-insurance affiliate: GWTC(1)	—	—	(13,526)	Other income
Receives reimbursement from tax sharing indemnification related to state and local tax liabilities	Non-insurance affiliate: Putnam Investments LLC ("Putnam") (3)	—	16,282	9,733	Other income

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

(3) A wholly-owned subsidiary of Lifeco U.S.

(4) An open-end management investment company, a related party of GWL&A

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds.  The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Company.  During the years ended December 31, 2021, 2020 and 2019, these purchases totaled $232,833, $330,974 and $224,708 respectively.  As the general account investment contracts are also included in the separate account balances in the accompanying statutory statements of admitted assets, liabilities, capital and surplus, the Company has included the separate account assets and liabilities of $262,018 and $249,802 at December 31, 2021 and 2020, respectively, which is also included in the assets and liabilities of the general account at those dates.

During June of 2018, the Company invested $35,000 to fund the initial creation of five mutual funds offered by its subsidiary, GWCM. When the funds met certain targets for customer investment, the Company began redeeming its interests.  The remaining investments were $10,295 and $17,679 at December 31, 2021 and 2020, respectively.

During the years ended December 31, 2021 and 2020, the Company contributed $197,499 and $71,506 to partnership funds controlled by Great-West Lifeco, Inc., respectively. The total invested amount in these partnerships as of December 31, 2021 was $329,118. The remaining Company commitments for these partnership funds through subsequent years total $1,172,481 (Refer to Note 19 for additional details).

The following table summarizes amounts due from parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2021	2020
Empower(1)	On account	On demand	$47,178	$46,104
GWFS(1)	On account	On demand	21,381	34,743
AAG(1)	On account	On demand	15,000	—
GWTC(1)	On account	On demand	3,785	290
CLAC(2)	On account	On demand	3,058	—
Personal Capital Corporation(1)	On account	On demand	514	—
Great-West South Carolina ("GWSC")(1)	On account	On demand	347	7,351
Other related party receivables	On account	On demand	268	928
GWL&A NY(1)	On account	On demand	32	214
Great-West RPS(1)	On account	On demand	24	3
Putnam(3)	On account	On demand	—	4,951
Total			$91,587	$94,584

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

(3) A wholly-owned subsidiary of Lifeco U.S.

The following table summarizes amounts due to parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2021	2020
GWCM(1)	On account	On demand	$2,120	$—
Other related party payables	On account	On demand	496	422
CLAC(2)	On account	On demand	—	683
Personal Capital Corporation(1)	On account	On demand	—	15,473
Total			$2,616	$16,578

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

Included in current federal income taxes recoverable at December 31, 2021 and 2020 is $34,164 and $73,029, respectively, of income tax receivable from Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company received cash payments of $13,470, $12,506 and $2,727 from its subsidiary, GWSC, in 2021, 2020 and 2019 respectively, under the terms of its tax sharing agreement. During the years ended December 31, 2021, 2020 and 2019, the Company received interest income of $1,326, $1,661 and $2,085 respectively, from GWSC relating to the tax sharing agreement.

During the year ended December 31, 2021, the Company received dividends of $151,075 from its subsidiaries, the largest being $96,675 from Empower. During the year ended December 31, 2020, the Company received dividends and return of capital of $142,500 and $7,000, respectively, from its subsidiaries, the largest being $61,000 from AAG. During the year ended December 31, 2019, the Company received dividends and return of capital of $108,803 and $12,497, respectively, from its subsidiaries, the largest being $40,000 from Empower.

During the years ended December 31, 2021 and 2020, the Company paid cash dividends to GWL&A Financial in the amounts of $506,000 and $357,752 respectively.

The Company and GWL&A NY have an agreement whereby the Company has committed to provide GWL&A NY financial support related to the maintenance of adequate regulatory surplus and liquidity.

4. Summary of Invested Assets

Investments in bonds consist of the following:

	December 31, 2021
	Book/adjusted carrying value	Gross unrealized gains	Gross unrealized losses	Fair value
U.S. government	$9,071	$1,159	$3	$10,227
All other governments	58,111	112	851	57,372
U.S. states, territories and possessions	615,832	72,341	2,980	685,193
Political subdivisions of states and territories	311,839	18,038	2,416	327,461
Special revenue and special assessments	5,643	574	—	6,217
Industrial and miscellaneous	18,776,906	555,385	293,923	19,038,368
Parent, subsidiaries and affiliates	3,582	—	—	3,582
Hybrid securities	131,663	131	5,416	126,378
Loan-backed and structured securities	6,884,690	94,098	41,982	6,936,806
Total bonds	$26,797,337	$741,838	$347,571	$27,191,604

	December 31, 2020
	Book/adjusted carrying value	Gross unrealized gains	Gross unrealized losses	Fair value
U.S. government	$159,577	$1,744	$226	$161,095
All other governments	11,113	—	—	11,113
U.S. states, territories and possessions	654,122	97,055	—	751,177
Political subdivisions of states and territories	378,996	23,006	—	402,002
Industrial and miscellaneous	18,019,556	916,950	13,489	18,923,017
Parent, subsidiaries and affiliates	6,433	—	—	6,433
Hybrid securities	151,305	1,800	9,372	143,733
Loan-backed and structured securities	6,330,981	156,801	12,050	6,475,732
Total bonds	$25,712,083	$1,197,356	$35,137	$26,874,302

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2021
	Book/adjusted
	carrying value	Fair value
Due in one year or less	$2,199,933	$2,211,815
Due after one year through five years	5,920,582	6,125,393
Due after five years through ten years	9,152,768	9,244,125
Due after ten years	4,190,194	4,224,288
Loan-backed and structured securities	6,884,691	6,936,806
Total bonds	$28,348,168	$28,742,427

Loan-backed and structured securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities:

	Years ended December 31,
	2021	2020	2019
Consideration from sales	$16,279,609	$15,627,075	$18,741,779
Gross realized gains from sales	67,784	81,504	511,103
Gross realized losses from sales	128,841	7,045	46,129

At December 31, 2019, consideration from sales include securities transferred to Protective as part of the Protective transaction.

Unrealized losses on bonds

The following tables summarize gross unrealized investment losses including the non-credit-related portion of OTTI losses, by class of investment:

	December 31, 2021
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI
U.S. government	$275	$3	$—	$—	$275	$3
All other governments	47,744	851	—	—	47,744	851
U.S. states, territories and possessions	102,521	2,980	—	—	102,521	2,980
Political subdivisions of states and territories	112,703	2,328	3,226	88	115,929	2,416
Industrial and miscellaneous	8,615,011	306,061	1,291,359	67,357	9,906,370	373,418
Hybrid securities	30,016	253	83,548	6,038	113,564	6,291
Loan-backed and structured securities	2,558,371	32,835	345,939	11,061	2,904,310	43,896
Total bonds	$11,466,641	$345,311	$1,724,072	$84,544	$13,190,713	$429,855

Preferred stock	$61,437	$631	$—	$—	$61,437	$631
Total number of securities in an unrealized loss position		2,517		278		2,795

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2020
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI
U.S. government	$149,402	$226	$—	$—	$149,402	$226
Industrial and miscellaneous	1,216,567	13,291	246,659	12,808	1,463,226	26,099
Hybrid securities	23,981	1,199	77,882	8,173	101,863	9,372
Loan-backed and structured securities	672,983	7,412	314,125	6,800	987,108	14,212
Total bonds	$2,062,933	$22,128	$638,666	$27,781	$2,701,599	$49,909
Total number of securities in an unrealized loss position		168		47		215

Bonds - Total unrealized losses and OTTI increased by $379,946, or 761%, from December 31, 2020 to December 31, 2021. The increase in unrealized losses was across all asset classes and was primarily driven by lower valuations as a result of higher rates at December 31, 2021 compared to December 31, 2020. The acquisition of Statutory assets under the terms of the MassMutual transaction increased overall bond investments as well as the unrealized losses. See Note 1 and Note 9 for further discussion of the transaction.

Total unrealized losses greater than twelve months increased by $56,763 from December 31, 2020 to December 31, 2021. Industrial and miscellaneous account for 80%, or $67,357 of the unrealized losses and OTTI greater than twelve months at December 31, 2021. The majority of these bonds continue to be designated as investment grade. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities account for 13%, or $11,061, of the unrealized losses and OTTI greater than twelve months at December 31, 2021. Of the $11,061 of unrealized losses and OTTI over twelve months on loan-backed and structured securities, 95% or $10,503 are on securities which continue to be designated as investment grade. The present value of cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities

The Company had a concentration in loan-backed and structured securities of 18% and 16% of total invested assets at December 31, 2021 and 2020, respectively.

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association ("ISDA") Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value, inclusive of accrued income and expense, of derivative instruments with credit-risk-related contingent features that were in a net liability position was $64,926 and $128,238 as of December 31, 2021 and 2020, respectively. The Company had pledged collateral related to these derivatives of $10,309 and $7,181 as of December 31, 2021 and 2020, respectively, in the normal course of business. If the credit-risk-related contingent features were triggered on December 31, 2021 the fair value of assets that could be required to settle the derivatives in a net liability position was $54,617.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

At December 31, 2021 and 2020, the Company had pledged $10,309 and $7,181, respectively, of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged $188,754 and $54,302 unrestricted cash and securities collateral to the Company to satisfy collateral netting arrangements, respectively.

At December 31, 2021 and 2020, the Company had pledged U.S. Treasury bills in the amount of $2,660 and $5,334, respectively, with a broker as collateral for futures contracts.

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities and debt obligations from a floating rate to a fixed rate.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting. These derivative instruments include: exchange-traded interest rate swap futures, OTC interest rate swaptions, OTC interest rate swaps, exchange-traded Eurodollar interest rate futures and treasury interest rate futures. Certain of the Company’s OTC derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of bonds and forecasted liability pricing.

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity contracts

The Company uses futures on equity indices to offset changes in GLWB liabilities; however, they are not eligible for hedge accounting.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables summarize derivative financial instruments:

	December 31, 2021
	Notional amount	Net book/adjusted carrying value (1)	Fair value (2)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$18,300	$—	$6,519
Cross-currency swaps	2,184,169	72,279	128,206
Total cash flow hedges	2,202,469	72,279	134,725

Derivatives not designated as hedges:
Interest rate swaps	891,019	1,766	1,759
Futures on equity indices	14,421	2,394	27
Interest rate futures	1,600	266	(2)
Interest rate swaptions	9,000	—	—
Cross-currency swaps	559,991	44,314	42,621
Foreign currency forwards	57,985	26	26
Total derivatives not designated as hedges	1,534,016	48,766	44,431
Total cash flow hedges, and derivatives not designated as hedges	$3,736,485	$121,045	$179,156

(1)	The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.
(2)	The fair value includes accrued income and expense.

	December 31, 2020
	Notional amount	Net book/adjusted carrying value (1)	Fair value (2)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$22,300	$—	$10,705
Cross-currency swaps	875,569	(4,071)	9,352
Total cash flow hedges	897,869	(4,071)	20,057

Derivatives not designated as hedges:
Interest rate swaps	1,040,944	11,326	11,449
Futures on equity indices	2,957	1,172	1
Interest rate futures	10,500	4,162	—
Interest rate swaptions	174,000	34	34
Cross-currency swaps	541,142	23,084	21,234
Foreign currency forwards	1,510,024	(26)	(26)
Total derivatives not designated as hedges	3,279,567	39,752	32,692
Total cash flow hedges and derivatives not designated as hedges	$4,177,436	$35,681	$52,749

(1)	The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.
(2)	The fair value includes accrued income and expense.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents net unrealized gains/(losses) on derivatives not designated as hedging instruments as reported in the Statutory Statements of Changes in Capital and Surplus:

	Net unrealized gain (loss) on derivatives recognized in surplus
	Year Ended December 31,
	2021	2020	2019
Derivatives not designated as hedging instruments:
Interest rate swaps	$(7,646)	$7,306	13,954
Interest rate swaptions	403	180	123
Futures on equity indices	(306)	94	(241)
Interest rate futures	(21)	6	(132)
Cross-currency swaps	11,669	(3,975)	(8,396)
Foreign currency forwards	20	(20)	—
Total	$4,119	$3,591	$5,308

Securities lending

Securities with a cost or amortized cost of $121,754 and $199,546, and estimated fair values of $122,164 and $201,848 were on loan under the program at December 31, 2021 and 2020, respectively.

The following table summarizes securities on loan by category:

	December 31,		December 31,
	2021		2020
	Book/adjusted carrying value	Fair value	Book/adjusted carrying value	Fair value
Industrial and miscellaneous	$101,779	$102,189	$78,553	$80,855
U.S. government	19,975	19,975	120,993	120,993
	$121,754	$122,164	$199,546	$201,848

The Company’s securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The Company received cash of $126,254 and $206,811 as collateral at December 31, 2021 and 2020, respectively. This cash was reinvested into money market funds and short-term repurchase agreements which are collateralized by U.S. government or U.S. government agency securities and mature in under 30 days.

Reverse repurchase agreements

The Company had short-term reverse repurchase agreements with book/adjusted carrying values of $0 and $2,900 at December 31, 2021 and December 31, 2020, respectively, with maturities of 2 days to 1 week. The fair value of securities acquired under the tri-party agreement and held on the Company’s behalf was $0 and $2,958 at December 31, 2021 and December 31, 2020, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Restricted assets

The following tables summarize investments on deposit or trust accounts controlled by various state insurance departments in accordance with statutory requirements as well as other deposits and collateral pledged by the Company:

	December 31, 2021
	Gross (Admitted & Non-admitted) Restricted									Percentage
Restricted Asset Category:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Admitted Restricted	Gross ( Admitted & Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending arrangements	$126,254	$—	$—	$—	$126,254	$206,811	$(80,557)	$—	$126,254	0.16%	0.17%
Subject to reverse repurchase agreements	—	—	—	—	—	2,900	(2,900)	—	—	0.00%	0.00%
FHLB capital stock	501	—	—	—	501	500	1	—	501	0.00%	0.00%
On deposit with states	4,246	—	—	—	4,246	4,264	(18)	—	4,246	0.01%	0.01%
On deposit with other regulatory bodies	529	—	—	—	529	554	(25)	—	529	0.00%	0.00%
Pledged as collateral not captured in other categories:
Futures margin deposits	2,660	—	817	—	3,477	6,745	(3,268)	—	3,477	0.01%	0.01%
Derivative cash collateral	10,309	—	724	—	11,033	7,452	3,581	—	11,033	0.01%	0.01%
Other restricted assets	1,132	—	—	—	1,132	1,175	(43)	—	1,132	0.00%	0.00%
Total Restricted Assets	$145,631	$—	$1,541	$—	$147,172	$230,401	$(83,229)	$—	$147,172	0.19%	0.20%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2020
	Gross (Admitted & Non-admitted) Restricted									Percentage
Restricted Asset Category:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending arrangements	$206,811	$—	$—	$—	$206,811	$303,282	$(96,471)	$—	$206,811	0.27%	0.28%
Subject to reverse repurchase agreements	2,900	—	—	—	2,900	3,300	(400)	—	2,900	0.00%	0.00%
FHLB Capital Stock	500	—	—	—	500	—	500	—	500	0.00%	0.00%
On deposit with states	4,264	—	—	—	4,264	4,294	(30)	—	4,264	0.01%	0.01%
On deposit with other regulatory bodies	554	—	—	—	554	579	(25)	—	554	0.00%	0.00%
Pledged as collateral not captured in other categories:
Futures margin deposits	5,334	—	1,411	—	6,745	2,330	4,415	—	6,745	0.01%	0.01%
Derivative cash collateral	7,181	—	271	—	7,452	5,022	2,430	—	7,452	0.01%	0.01%
Other restricted assets	1,175	—	—	—	1,175	1,218	(43)	—	1,175	0.00%	0.00%
Total Restricted Assets	$228,719	$—	$1,682	$—	$230,401	$320,025	$(89,624)	$—	$230,401	0.30%	0.31%

Net investment income

The following table summarizes net investment income:

	Years Ended December 31,
	2021	2020	2019
Bonds	$747,549	$474,967	$621,993
Preferred stock	4,249	3	—
Common stock	964	151	455
Mortgage loans	141,323	107,249	158,678
Real estate	31,241	28,964	27,577
Contract loans	186,842	197,843	200,298
Cash, cash equivalents and short-term investments	6,249	5,862	16,409
Derivative instruments	31,105	18,840	16,915
Other invested assets	181,987	155,506	121,675
Miscellaneous	8,619	5,303	4,462
Gross investment income	1,340,128	994,688	1,168,462
Expenses	(77,391)	(46,344)	(69,011)
Net investment income	$1,262,737	$948,344	$1,099,451

The amount of interest incurred and charged to investment expense during the years ended December 31, 2021, 2020 and 2019 was $40,395, $17,078 and $33,188, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table summarizes net realized capital gains (losses) on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2021	2020	2019
Net realized capital (losses) gains, before federal income tax	$(55,369)	$59,961	$574,372
Less: Federal income tax (benefit) expense	(11,628)	12,592	120,618
Net realized capital (losses) gains, before IMR transfer	(43,741)	47,369	453,754
Net realized capital (losses) gains transferred to IMR, net of federal income tax (benefit) expense of ($12,531), $17,100 and $122,750, respectively	(47,140)	64,327	461,776
Net realized capital gains (losses), net of federal income tax (benefit) expense of $904, ($4,508) and ($2,133), respectively, and IMR transfer	$3,399	$(16,958)	$(8,022)

Interest maintenance reserve

The following table summarizes activity in the interest maintenance reserve:

Year Ended December 31,
2021
Reserve as of December 31, 2020	$678,773
Transferred into IMR, net of taxes	(47,140)
IMR reinsurance activity	(83,737)
Balance before amortization	547,896
Amortization released to Statement of Operations	(68,148)
Reserve as of December 31, 2021	$479,748

Concentrations

The Company had the following bond concentrations based on total invested assets:

	Concentration by type
	December 31,
	2021	2020
Industrial and miscellaneous	62%	58%

	Concentration by industry
	December 31,
	2021	2020
Financial services	15%	14%

Mortgage loans

The recorded investment of the commercial mortgage loan portfolio categorized as performing was $4,304,776 and $4,124,412, of which $1,526,655 and $1,634,389 were loan participation agreements as of December 31, 2021 and 2020, respectively. These mortgages were current as of December 31, 2021 and 2020.

The maximum lending rates for commercial mortgage loans originated during the years ended December 31, 2021 and 2020 were 3.70% and 3.50%, respectively. The minimum lending rates for commercial mortgage loans originated during the years ended December 31, 2021 and 2020 were 2.35% and 2.45%, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

During 2021 and 2020, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 66% and 59%, respectively.

The balance in the commercial mortgage provision allowance was $745 as of December 31, 2021 and 2020. There was no provision activity for the years ended December 31, 2021 and 2020.

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type
	December 31,
	2021	2020
Multi-family	44%	49%
Industrial	28%	15%
Office	12%	13%
Retail	8%	13%
Other	8%	10%
	100%	100%

	Concentration by geographic area
	December 31,
	2021	2020
Pacific	33%	36%
East North Central	17%	17%
Other	14%	10%
South Atlantic	13%	13%
Middle Atlantic	9%	11%
West South Central	8%	7%
Mountain	6%	6%
	100%	100%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

5. Fair Value Measurements

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2021
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)
Bonds	$27,191,604	$26,797,337	$—	$27,187,217	$4,387	$—	$27,191,604
Preferred stock	118,140	116,878	—	118,140	—	—	118,140
Common stock	13,371	13,371	12,870	501	—	—	13,371
Mortgage loans	4,361,643	4,304,031	—	4,361,643	—	—	4,361,643
Real estate	227,899	40,192	—	—	227,899	—	227,899
Cash, cash equivalents and short-term investments	2,448,547	2,448,555	897,724	1,550,823	—	—	2,448,547
Contract loans	3,795,766	3,795,766	—	3,795,766	—	—	3,795,766
Other long-term invested assets	471,300	464,657	—	87,268	—	384,032	471,300
Securities lending reinvested collateral assets	126,254	126,254	60,128	66,126	—	—	126,254
Collateral under derivative counterparty collateral agreements	175,589	175,589	175,589	—	—	—	175,589
Other collateral	879	879	879	—	—	—	879
Receivable for securities	69,349	47,465	—	69,349	—	—	69,349
Derivative instruments	244,679	189,286	28	244,651	—	—	244,679
Separate account assets	29,319,856	29,244,525	15,180,322	13,825,444	—	314,090	29,319,856
Total assets	$68,564,876	$67,764,785	$16,327,540	$51,306,928	$232,286	$698,122	$68,564,876

Liabilities:
Deposit-type contracts	$6,466,358	$7,212,008	$—	$6,466,358	$—	$—	$6,466,358
Commercial paper	95,988	95,988	—	95,988	—	—	95,988
Payable under securities lending agreements	126,254	126,254	60,128	66,126	—	—	126,254
Collateral under derivative counterparty collateral agreements	165,280	165,280	165,280	—	—	—	165,280
Other collateral	879	879	879	—	—	—	879
Payable for securities	1,056,857	1,056,857	—	1,056,857	—	—	1,056,857
Derivative instruments	65,523	70,901	3	65,520	—	—	65,523
Separate account liabilities	2,238,160	2,238,160	41	2,238,119	—	—	2,238,160
Total liabilities	$10,215,299	$10,966,327	$226,331	$9,988,968	$—	$—	$10,215,299

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2020
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)
Bonds	$26,874,302	$25,712,083	$—	$26,865,559	$8,743	$—	$26,874,302
Preferred Stock	119,684	119,687	—	119,684	—	—	119,684
Common Stock	20,240	20,240	19,740	500	—	—	20,240
Mortgage loans	4,263,386	4,123,666	—	4,263,386	—	—	4,263,386
Real estate	227,336	43,776	—	227,336	—	—	227,336
Cash, cash equivalents and short-term investments	3,470,912	3,470,914	2,612,741	858,171	—	—	3,470,912
Contract loans	3,874,206	3,874,206	—	3,874,206	—	—	3,874,206
Other long-term invested assets	244,393	235,484	—	93,637	—	150,756	244,393
Securities lending reinvested collateral assets	206,811	206,811	62,050	144,761	—	—	206,811
Collateral under derivative counterparty collateral agreements	43,689	43,689	43,689	—	—	—	43,689
Other collateral	1,130	1,130	1,130	—	—	—	1,130
Receivable for securities	87,076	84,973	—	87,076	—	—	87,076
Derivative instruments	180,996	160,628	10	180,986	—	—	180,996
Separate account assets	28,571,811	28,455,204	14,406,648	13,741,300	—	423,863	28,571,811
Total assets	$68,185,972	$66,552,491	$17,146,008	$50,456,602	$8,743	$574,619	$68,185,972

Liabilities:
Deposit-type contracts	$4,562,617	$5,215,962	$—	$4,562,617	$—	$—	$4,562,617
Commercial paper	98,983	98,983	—	98,983	—	—	98,983
Payable under securities lending agreements	206,811	206,811	62,050	144,761	—	—	206,811
Collateral under derivative counterparty collateral agreements	36,450	36,450	36,450	—	—	—	36,450
Other collateral	1,130	1,130	1,130	—	—	—	1,130
Payable for securities	1,277,598	1,277,598	—	1,277,598	—	—	1,277,598
Derivative instruments	128,246	130,281	8	128,238	—	—	128,246
Separate account liabilities	853,042	853,042	70	852,972	—	—	853,042
Total liabilities	$7,164,877	$7,820,257	$99,708	$7,065,169	$—	$—	$7,164,877

Bonds, preferred and common stock

The fair values for bonds, preferred and common stock are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Real estate

The estimated fair value for real estate is based on the unadjusted appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates.

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers, counterparties and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

Policy loans are an integral part of the life insurance policies that the company has in force and cannot be valued separately. Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contract holder or with proceeds from the contract.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds.

Limited partnership interests represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies that primarily make private equity investments across diverse industries and geographical focuses. The net asset value, determined using the partnership financial statement reported capital account adjusted for other relevant information, which may impact the exit value of the investments, is used as a practical expedient to estimate fair value. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds, which are estimated to be liquidated over the next one to 10 years. In the absence of permitted sales of its ownership interest, the Company will be redeemed out of the partnership interests through distributions.

Collateral under derivative counterparty collateral agreements and other collateral

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, foreign currency forwards, interest rate swaps and interest rate swaptions, are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities.  Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.

Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities

Fair value hierarchy

The following tables present information about the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date
	December 31, 2021
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)
Bonds
Hybrid securities	$—	$19,158	$—	$—	$19,158
Common stock
Mutual funds	10,295	—	—	—	10,295
Industrial and miscellaneous	2,575	—	—	—	2,575
Other invested assets
Limited partnerships	—	—	—	384,032	384,032
Industrial and miscellaneous	—	5,186	—	—	5,186
Derivatives
Interest rate swaps	—	47,520	—	—	47,520
Cross-currency swaps	—	48,855	—	—	48,855
Foreign currency forwards	—	620	—	—	620
Separate account assets (1)	15,151,260	12,562,894	—	314,090	28,028,244
Total assets at fair value/NAV	$15,164,130	$12,684,233	$—	$698,122	$28,546,485

Liabilities:
Derivatives
Interest rate swaps	$—	$45,761	$—	$—	$45,761
Cross-currency swaps	—	6,234	—	—	6,234
Foreign currency forwards	—	594	—	—	594
Separate account liabilities (1)	41	2,238,119	—	—	2,238,160
Total liabilities	$41	$2,290,708	$—	$—	$2,290,749

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Fair Value Measurements at Reporting Date
	December 31, 2020
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)
Common stock
Mutual funds	$17,679	$—	$—	$—	$17,679
Industrial and miscellaneous	2,061	—	—	—	2,061
Other invested assets
Limited partnerships	—	—	—	150,756	150,756
Derivatives
Interest rate swaps	—	86,984	—	—	86,984
Cross-currency swaps	—	37,028	—	—	37,028
Interest rate swaptions	—	34	—	—	34
Foreign Currency forwards	—	2,670	—	—	2,670
Separate account assets (1)	14,351,361	12,467,593	—	423,863	27,242,817
Total assets	$14,371,101	$12,594,309	$—	$574,619	$27,540,029

Liabilities:
Derivatives
Interest rate swaps	$—	$75,535	$—	$—	$75,535
Cross-currency swaps	—	15,794	—	—	15,794
Foreign currency forwards	—	2,695	—	—	2,695
Separate account liabilities (1)	70	852,972	—	—	853,042
Total liabilities	$70	$946,996	$—	$—	$947,066

(1) Include only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

6. Non-Admitted Assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2021			December 31, 2020
Type	Asset	Non- admitted asset	Admitted asset	Asset	Non- admitted asset	Admitted asset
Other invested assets	1,477,277	467,559	1,009,718	1,294,506	544,029	750,477
Deferred income taxes	425,707	403,243	22,464	457,205	331,246	125,959
Due from parent, subsidiaries and affiliate	158,986	67,398	91,588	155,676	61,092	94,584
Other assets	553,709	23,021	530,688	671,151	2,113	669,038
Furniture, fixtures and equipment	6,743	6,743	—	5,914	5,914	—
Reinsurance recoverable	214,843	2,986	211,857	80,435	186	80,249
Other prepaid assets	1,987	1,987	—	2,206	2,206	—
Premiums deferred and uncollected	16,191	89	16,102	16,338	82	16,256
Cash, cash equivalents and short-term investments	2,448,556	1	2,448,555	3,470,926	12	3,470,914

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table summarizes the Company’s aggregate Statement of Admitted Assets, Liabilities, Capital and Surplus values of all subsidiary, controlled and affiliated entities ("SCA"), except insurance SCA entities as follows:

	December 31, 2021			December 31, 2020
Type	Asset	Non- admitted asset	Admitted asset	Asset	Non- admitted asset	Admitted asset
Common stock	$13,600	$—	$13,600	$13,662	$—	$13,662
Other invested assets	776,585	467,559	309,026	813,421	544,029	269,392

7. Premiums Deferred and Uncollected

The following table summarizes the Company’s ordinary and group life insurance premiums and annuity considerations deferred and uncollected, both gross and net of loading:

	December 31, 2021		December 31, 2020
Type	Gross	Net of loading	Gross	Net of loading
Ordinary renewal business	$17,891	$16,102	$18,063	$16,256
Total	$17,891	$16,102	$18,063	$16,256

8. Business Combination and Goodwill

Goodwill that arises as a result of the acquisition of subsidiary limited liability companies is included in other invested assets in the accompanying Statutory Statement of Admitted Assets, Liabilities and Capital.

On August 29, 2014, the Company completed the acquisition of all of the voting equity interests in the J.P. Morgan Retirement Plan Services ("RPS") large-market recordkeeping business. This transaction was accounted for as a statutory purchase. Goodwill of $51,098 was recorded in other invested assets, which is being amortized over 10 years. At December 2021 and 2020, the Company has $0 and $0, respectively, of admitted goodwill related to this acquisition. During each of the years ended December 31, 2021, 2020 and 2019, the Company recorded $5,110, $5,110 and $5,109, respectively, of goodwill amortization related to this acquisition.

On August 17, 2020, the Company completed the acquisition of all of the voting equity interests in the Personal Capital Corporation, an industry-leading registered investment adviser and digital wealth manager. This transaction was accounted for as a statutory acquisition. Goodwill of $819,403 was recorded in other invested assets, which is being amortized over 10 years. At December 2021 and 2020, the Company has $266,751 and $277,474, respectively, of admitted goodwill related to this acquisition. During each of the years ended December 31, 2021, 2020 and 2019, the Company recorded $81,940, $27,313 and $0, respectively, of goodwill amortization related to this acquisition.

Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of December 31, 2021	Amount of goodwill amortized for the year ended December 31, 2021	Admitted goodwill as a % of SCA book/adjusted carrying value, gross of admitted goodwill
Retirement Plan Services	August 29, 2014	$64,169	$51,098	$—	$5,110	—%
Personal Capital Corporation	August 17, 2020	$854,190	$819,403	$266,751	$81,940	66.2%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

9. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. The Company retains an initial maximum of $3,500 of coverage per individual life. This initial retention limit of $3,500 may increase due to automatic policy increases in coverage at a maximum rate of $175 per annum, with an overall maximum increase in coverage of $1,000. Effective June 1, 2019, all risks on non-participating policies within the above retention limits were ceded to Protective.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Additionally, Protective, which represents the Company's most significant ceded reinsurance relationship, is an authorized reinsurer and the Protective transaction is secured by assets held in a trust.

The Company assumes risk from approximately 40 insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. When assuming risk, the Company seeks to generate revenue while maintaining reciprocal working relationships with these partners as they also seek to limit their exposure to loss on any single life.

Maximum capacity to be retained by the Company is dictated at the treaty level and is monitored annually to ensure the total risk retained on any one life is limited to a maximum retention of $4,500.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2021, 2020 and 2019 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

On December 31, 2020 the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of Massachusetts Mutual Life Insurance Company. The MassMutual transaction impacted the following financial statement lines, excluding the non-admitted deferred tax asset:

(In millions)
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	December 31,
2020
Admitted assets:
Cash and invested assets:
Bonds	$7,855
Preferred stock	120
Mortgage loans	1,634
Other invested assets	132
Total cash and invested assets	9,741

Investment income due and accrued	64
Funds held or deposited with reinsured companies	6,761
Other assets	129

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Total admitted assets	$16,695

(In millions)
December 31,
2020
Liabilities, capital and surplus:
Liabilities:
Aggregate reserves for life policies and contracts	$14,716
Liability for deposit-type contracts	3,183
Interest maintenance reserve	662
Other liabilities	113
Total liabilities	18,674

Capital and surplus:
Unassigned deficit	(1,979)
Total capital and surplus	(1,979)
Total liabilities, capital and surplus	$16,695

(In millions)
Statutory Statements of Operations	December 31,
2020
Income:
Premium income and annuity consideration	$15,567
Total income	15,567

Expenses:
Increase in aggregate reserves for life and accident and health policies and contracts	14,716
Total benefits	14,716
Commissions	2,168
Interest maintenance reserve reinsurance activity	662
Total benefit and expenses	17,546

Net loss from operations before federal income taxes	$(1,979)

At December 31, 2021 and 2020, the Company received capital contributions from GWLA Financial of approximately $1.2 billion and $2.8 billion, respectively, to finance acquisitions and related expenses (See additional details in Note 13).

The Company and an affiliate have engaged in a modified coinsurance (“Modco”) reinsurance agreement since 2018. The affiliate, Canada Life International Reinsurance Corporation Limited, novated the contract to Canada Life International Reinsurance (Barbados) Corporation (“CLIRBC”) and upon transfer, on December 31, 2020, increased the ceding percentage for this block of group annuity insurance policies from 40% to 90%. The Company has ceded modified coinsurance reserves of $11,144,992 and $11,884,164 as of December 31, 2021 and 2020, respectively. The reinsurance agreement is unlimited in duration. However, the Company may recapture the ceded reinsurance policies at any time by sending notice to the reinsurer at least 90 days prior to the

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

intended termination date. CLIRBC may only terminate the agreement if the Company is in material breach of the contract or fails to make contractual payments.

The Company and an affiliate have engaged in a modified coinsurance (“Modco”) reinsurance agreement since 2011. The affiliate, Canada Life International Reinsurance Corporation Limited, novated the contract to Canada Life International Reinsurance (Barbados) Corporation (“CLIRBC”). Per the terms of the agreement, the Company cedes 90% of its closed in-force block of participating life insurance policies. The Company has ceded modified coinsurance reserves of $5,865,988 and $6,030,358 as of December 31, 2021 and 2020, respectively. The reinsurance agreement is unlimited in duration. However, the Company may recapture the ceded reinsurance policies at any time by sending notice to the reinsurer at least 90 days prior to the intended termination date. CLIRBC may only terminate the agreement if the Company is in material breach of the contract or fails to make contractual payments.

10. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the Commissioner’s Reserve Valuation Method (“CRVM”), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

Interest	- Life Insurance	2.25% to 6.00%
	- Annuity Funds	1% to 11.25%
	- Disability	2.50% to 6.00%

Mortality	- Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980 and 2001 Commissioners Standard Ordinary ("CSO") tables, and American Experience
	- Annuity Funds	Various annuity valuation tables, primarily including the GA 1951, 71, 83a and 2012 Individual Annuitant Mortality ("IAM"), Group Annuity Reserve ("GAR") 94, 1971 and 1983 Group Annuity Mortality ("GAM"), Annuity 2000, Group Annuity Reserving table ("1994-GAR"), and 2012 Individual Annuity Reserving table ("2012 IAR").
Morbidity	- Disability	1970 Intercompany DISA Group Disability Tables

The Company waives deduction of deferred fractional premiums upon the death of the insured. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2021 and 2020, the Company had $2,635,152 and $3,766,969, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division.

Tabular interest, tabular interest on funds not involving life contingencies and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released has been determined from basic data for the calculation of aggregate reserves and the actual reserves released.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

1.	Individual Annuities

	December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	— %
At book value less current surrender charges of 5% or more	—	—	—	—	— %
At fair value	—	153,159	4,178,109	4,331,268	98.6%
Total with adjustment or at market value	—	153,159	4,178,109	4,331,268	98.6%
At book value without adjustment (minimal or no charge adjustment)	19,563	—	—	19,563	0.5%
Not subject to discretionary withdrawal	40,383	—	—	40,383	0.9%
Total gross	59,946	153,159	4,178,109	4,391,214	100.0%
Reinsurance ceded	59,341	—	—	59,341
Total, net	$605	$153,159	$4,178,109	$4,331,873

	December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	— %
At book value less current surrender charges of 5% or more	—	—	—	—	— %
At fair value	—	164,914	3,936,323	4,101,237	98.3%
Total with adjustment or at market value	—	164,914	3,936,323	4,101,237	98.3%
At book value without adjustment (minimal or no charge adjustment)	21,045	—	—	21,045	0.5%
Not subject to discretionary withdrawal	50,062	—	—	50,062	1.2%
Total gross	71,107	164,914	3,936,323	4,172,344	100.0%
Reinsurance ceded	70,488	—	—	70,488
Total, net	$619	$164,914	$3,936,323	$4,101,856

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

2. Group Annuities

	December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$11,460,512	$—	$—	$11,460,512	27.4%
At book value less current surrender charges of 5% or more	807,093	—	—	807,093	1.9%
At fair value	—	7,280,205	7,353,742	14,633,947	35.0%
Total with adjustment or at market value	12,267,605	7,280,205	7,353,742	26,901,552	64.3%
At book value without adjustment (minimal or no charge adjustment)	2,114,093	—	—	2,114,093	5.0%
Not subject to discretionary withdrawal	12,860,521	—	—	12,860,521	30.7%
Total gross	27,242,219	7,280,205	7,353,742	41,876,166	100.0%
Reinsurance ceded	1,058	—	—	1,058
Total, net	$27,241,161	$7,280,205	$7,353,742	$41,875,108

	December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$13,508,897	$—	$—	$13,508,897	30.3%
At book value less current surrender charges of 5% or more	820,107	—	—	820,107	1.8%
At fair value	—	7,620,375	7,581,397	15,201,772	34.2%
Total with adjustment or at market value	14,329,004	7,620,375	7,581,397	29,530,776	66.3%
At book value without adjustment (minimal or no charge adjustment)	1,782,149	—	—	1,782,149	4.0%
Not subject to discretionary withdrawal	13,250,910	—	—	13,250,910	29.7%
Total gross	29,362,063	7,620,375	7,581,397	44,563,835	100.0%
Reinsurance ceded	—	—	—	—
Total, net	$29,362,063	$7,620,375	$7,581,397	$44,563,835

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

3. Deposit-type Contracts

	December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$27,184	$—	$—	$27,184	0.4%
At book value less current surrender charges of 5% or more	—	—	—	—	— %
At fair value	2,578,967	—	—	2,578,967	35.7%
Total with adjustment or at market value	2,606,151	—	—	2,606,151	36.1%
At book value without adjustment (minimal or no charge adjustment)	371,896	—	—	371,896	5.1%
Not subject to discretionary withdrawal	4,248,545	—	—	4,248,545	58.8%
Total gross	7,226,592	—	—	7,226,592	100.0%
Reinsurance ceded	14,584	—	—	14,584
Total, net	$7,212,008	$—	$—	$7,212,008

	December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$25,343	$—	$—	$25,343	0.5%
At book value less current surrender charges of 5% or more	—	—	—	—	— %
At fair value	2,558,655	—	—	2,558,655	49.0%
Total with adjustment or at market value	2,583,998	—	—	2,583,998	49.5%
At book value without adjustment (minimal or no charge adjustment)	670,240	—	—	670,240	12.8%
Not subject to discretionary withdrawal	1,965,960	—	—	1,965,960	37.7%
Total gross	5,220,198	—	—	5,220,198	100.0%
Reinsurance ceded	4,236	—	—	4,236
Total, net	$5,215,962	$—	$—	$5,215,962

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows:

	2021	2020
General Account:
Annuities	$27,241,036	$29,361,906
Supplementary contracts with Life	730	776
Deposit-type contracts	7,212,008	5,215,962
Subtotal	34,453,774	34,578,644

Separate Account:
Annuities (excluding supplementary contracts)	18,965,215	19,303,009
Total	$53,418,989	$53,881,653

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The withdrawal characteristics of life reserves are as follows:

	December 31, 2021
	General Account			Separate Account - Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Universal life	$6,585,235	$6,940,779	$6,974,327	$—	$—	$—
Other permanent cash value life insurance	—	6,642,809	6,946,798	—	—	—
Variable universal life	282,479	287,596	287,646	7,942,591	7,942,591	7,942,591

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	N/A	N/A	139,533	—	—	—
Accidental death benefits	N/A	N/A	454	—	—	—
Disability - active lives	N/A	N/A	1,055	—	—	—
Disability - disabled lives	N/A	N/A	109,978	—	—	—
Miscellaneous reserves	N/A	N/A	22,085	—	—	—
Total, gross	6,867,714	13,871,184	14,481,876	7,942,591	7,942,591	7,942,591
Reinsurance ceded	6,867,714	7,638,921	7,940,681	—	—	—
Total, net of reinsurance ceded	$—	$6,232,263	$6,541,195	$7,942,591	$7,942,591	$7,942,591

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2020
	General Account			Separate Account - Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Universal life	$6,603,854	$6,920,255	$6,952,077	$—	$—	$—
Other permanent cash value life insurance	—	6,845,366	7,160,342	—	—	—
Variable universal life	274,843	279,968	280,000	7,579,331	7,579,331	7,579,331

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	N/A	N/A	151,345	—	—	—
Accidental death benefits	N/A	N/A	466	—	—	—
Disability - active lives	N/A	N/A	1,093	—	—	—
Disability - disabled lives	N/A	N/A	117,509	—	—	—
Miscellaneous reserves	N/A	N/A	28,188	—	—	—
Total, gross	6,878,697	14,045,589	14,691,020	7,579,331	7,579,331	7,579,331
Reinsurance ceded	6,878,697	7,643,139	7,966,585	7,579,331	7,579,331	7,579,331
Total, net of reinsurance ceded	$—	$6,402,450	6,724,435	$—	$—	$—

Life actuarial reserves at December 31, were as follows:

	2021	2020
General Account:
Life insurance	$6,526,970	$6,708,570
Accidental death benefits	60	61
Active lives	322	329
Disability - disabled lives	1,706	1,706
Miscellaneous reserves	12,137	13,769
Total	$6,541,195	$6,724,435

11. Commercial Paper

The Company has a commercial paper program that is partially supported by a $50,000 credit facility agreement. The commercial paper has been given a rating of A-1+ by Standard & Poor’s Ratings Services and a rating of P-1 by Moody’s Investors Service, each being the highest rating available. The Company's issuance of commercial paper is not used to fund daily operations and does not have a significant impact on the Company's liquidity.

The following table provides information regarding the Company’s commercial paper program:

	December 31,
	2021	2020
Face value	$95,988	$98,983
Carrying value	$95,988	$98,983
Interest expense paid	$227	$1,007
Effective interest rate	0.17% - 0.20%	0.22% - 0.27%
Maturity range (days)	24 - 28	21 - 26

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

12. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reported assets and liabilities from the following product lines into a separate account:

•	Individual Annuity Product

•	Group Annuity Product

•	Variable Life Insurance Product

•	Hybrid Ordinary Life Insurance Product

•	Individual Indexed-Linked Annuity Product

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of the following items are supported by Colorado Insurance Code Section 10-7-402:

•	Individual Annuity

•	Group Annuity

•	Variable Life Insurance Product

The following items are supported by direct approval by the Commissioner:

•	Hybrid Ordinary Life Insurance Product

•	Group Annuity - Custom Stable Value Asset Funds

•	Variable Life Insurance Product

•	Individual Indexed-Linked Annuity Product

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

Some assets within each of the Company’s separate accounts are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account.

At December 31, 2021 and 2020, the Company’s separate account assets that are legally insulated from the general account claims are $29,230,733 and $28,447,693.

As of December 31, 2021, and 2020, $12,173,077 and $11,612,824, respectively, of separate account reserves were ceded under modified coinsurance to Protective. While the Company holds the respective asset and liability under the modified coinsurance agreement, the economics are ceded to Protective, resulting in no impact to net income.

As of December 31, 2021, and 2020, $60,797,874 and $61,774,539, respectively, of separate account reserves were acquired under modified coinsurance from MassMutual. While MassMutual holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account has paid risk charges of $10,723, $11,325, $11,649, $11,608 and $12,581 for the years ended December 31, 2021, 2020, 2019, 2018 and 2017,

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

respectively. No separate account guarantees were paid by the general account for the years ending December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

Separate accounts with guarantees

The Government Guaranteed Funds are separate accounts investing in fixed income securities backed by the credit of the U.S. Government, its agencies or its instrumentalities.

The Stable Asset Funds invest in investment-grade corporate bonds in addition to the above mentioned securities.

The Company also has separate accounts comprised of assets underlying variable universal life policies issued privately to accredited investors. The accounts invest in investment grade fixed income securities.

The Individual Indexed-Linked Annuity Product provides returns based on the performance of one or more indices and invests in fixed income securities. The returns from these securities are invested in derivative instruments which mimic the returns of select indices. There is also a return of premium death benefit guarantee to policyholders.

The Government Guaranteed Funds and Stable Asset Funds have a guaranteed minimum crediting rate of at least 0%. All of the above separate accounts provide a book value guarantee. Some of them also provide a death benefit of the greater of account balance or premium paid.

Distributions to a participant are based on the participant’s account balance and are permitted for the purpose of paying a benefit to a participant. Distributions for purposes other than paying a benefit to a participant may be restricted. Participants’ distributions are based on the amount of their account balance, whereas, distributions as a result of termination of the group annuity contract are based on net assets attributable to the contract and can be made to the group through (1) transfer of the underlying securities and any remaining cash balance, or (2) transfer of the cash balance after sale of the Fund’s securities.

Most guaranteed separate account assets and related liabilities are carried at fair value. Certain separate account assets are carried at book value based on the prescribed deviation from the Division.

Non-guaranteed separate accounts

The non-guaranteed separate accounts include unit investment trusts or series accounts that invest in diversified open-end management investment companies. These separate account assets and related liabilities are carried at fair value.

The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder's account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder. Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account. The “free amount” is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

The following tables provide information regarding the Company's separate accounts:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Year Ended December 31, 2021
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$343,874	$716,687	$1,060,561

Reserves
For accounts with assets at:
Fair value	$8,020,705	$17,635,514	$25,656,219
Amortized cost	1,193,204	—	1,193,204
Total reserves	$9,213,909	$17,635,514	$26,849,423

By withdrawal characteristics:
At fair value	$8,020,705	$17,635,514	$25,656,219
At book value without fair value adjustment and with current surrender charge less than 5%	1,193,204	—	1,193,204
Total subject to discretionary withdrawals	$9,213,909	$17,635,514	$26,849,423

	Year Ended December 31, 2020
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total
Premiums, considerations or deposits	$403,703	$949,333	$1,353,036

Reserves
For accounts with assets at:
Fair value	$8,767,847	$16,897,365	$25,665,212
Amortized cost	1,187,709	—	1,187,709
Total reserves	$9,955,556	$16,897,365	$26,852,921

By withdrawal characteristics:
At fair value	$8,767,847	$16,897,365	$25,665,212
At book value without fair value adjustment and with current surrender charge less than 5%	1,187,709	—	1,187,709
Total subject to discretionary withdrawals	$9,955,556	$16,897,365	$26,852,921

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Year Ended December 31,
	2021	2020	2019
Transfers as reported in the Summary of Operations of the separate account statement:
Transfers to separate accounts	$1,060,561	$1,353,036	$1,803,334
Transfers from separate accounts	(2,907,674)	(1,759,730)	(4,226,616)
Net transfers from separate accounts	(1,847,113)	(406,694)	(2,423,282)
Reconciling adjustments:
Net transfer of reserves to separate accounts	473,021	(412,121)	1,203,800
Miscellaneous other	281	(1,137)	836
CARVM allowance reinsured	(15,221)	(8,545)	70,071
Reinsurance	(6,746,815)	19,469	(179,568)
Net transfers as reported in the Statements of Operations	$(8,135,847)	$(809,028)	$(1,328,143)

13. Capital and Surplus, Dividend Restrictions, and Other Matters

The payment of principal and interest under all surplus notes can be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Such payments are payable only out of surplus funds of the Company and only if at the time of such payment, and after giving effect to the making thereof, the financial condition of the Company is such that its surplus would not fall below two and one-half times the authorized control level as required by the most recent risk-based capital calculations.

On November 15, 2004, the Company issued a surplus note in the face amount of $195,000 to GWL&A Financial. The proceeds were used to redeem a $175,000 surplus note issued May 4, 1999 and for general corporate purposes. The surplus note bears interest at the rate of 6.675% and was due November 14, 2034. On December 9, 2019 the Company used proceeds from the ceding commission earned on the Protective transaction to redeem the surplus note balance in full. The carrying amount of the surplus note was $0 and $0 at December 31, 2021 and 2020, respectively. Interest paid on the note was $0, $0 and $13,016 for the years ended December 31, 2021, 2020 and 2019, respectively, bringing total interest paid from inception to December 31, 2021 to $195,243.

On December 29, 2017, the Company issued a surplus note in the face amount and carrying amount of $12,000 to GWL&A Financial Inc. The proceeds were used for general corporate purposes. The surplus note bears an interest rate of 3.5% per annum. The note matures of December 29, 2027. Interest paid on the note during 2021, 2020 and 2019 amounted to $420, $420 and $420, respectively, bringing total interest paid from inception to December 31, 2021 to $1,682. The amount of unapproved principal and interest was $0 at December 31, 2021.

On May 17, 2018, the Company issued a surplus note in the face amount and carrying amount of $346,218 to GWL&A Financial Inc. The proceeds were used to redeem the $333,400 surplus note issued in 2006 and for general corporate purposes. The surplus note bears an interest rate of 4.881% per annum. The note matures on May 17, 2048. Interest paid on the note during 2021, 2020, and 2019 amounted to $16,899, $16,899 and $16,899, respectively, bringing total interest paid from inception to December 31, 2020 to $61,212.The amount of unapproved principal and interest was $0 at December 31, 2021.

In the first quarter of 2018, the Company realized a $39,921 after tax gain on an interest rate swap that hedged the existing $333,400 surplus note. The Company adjusted the basis of the hedged item, in this case the surplus note, for the amount of the after tax gain. Further, the Company accounted for the redemption of the $333,400 surplus note and the issuance of the $346,218 surplus note in the second quarter as debt modification instead of debt extinguishment. Therefore, the after tax swap gain will be amortized into income over the 30 year life of the new surplus note. Amortization of the gain during 2021, 2020 and 2019

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

amounted to $1,331, $1,331 and $1,330, respectively bringing the total amortization from inception to December 31, 2021 amounted to $4,990, leaving an unamortized balance of $34,931 in surplus as part of the surplus note amounts.

On August 12, 2020, the Company issued a surplus note in the face amount and carrying amount of $527,500 to GWL&A Financial Inc. The proceeds were used to finance the Personal Capital transaction. The surplus note bears an interest rate of 1.260% per annum. The note matures on August 12, 2025. Interest paid on the note during 2021 and 2020 amounted to $6,647 and $0, respectively, bringing total interest paid from inception to December 31, 2021 to $6,647. The amount of unapproved principal and interest were $0 at December 31, 2021.

As of the fourth quarter of 2020, the Company had received capital contributions of $3.1 billion from GWL&A Financial Inc. The proceeds were used to finance the Personal Capital and MassMutual transactions.

On August 26, 2021, the Company issued a surplus note in the face amount and carrying amount of $1,192,007 to GWL&A Financial Inc. The proceeds are anticipated to be used to partially fund the acquisition of certain businesses from Prudential Financial, Inc. The note matures on December 31, 2051. The surplus note bears an interest rate of 4.2% per annum until December 31, 2026. Starting on December 31, 2026 and on every fifth anniversary of such date thereafter, the interest rate on the note is reset to rate equal to the five-year U.S. Treasury Rate plus 3.4%. Interest paid on the note during 2021 amounted to $17,557, bringing total interest paid at December 31, 2021 to $17,557. The amount of unapproved principal and interest was $0 at December 31, 2021.

As an insurance company domiciled in the State of Colorado, the Company is required to maintain a minimum of $2,000 of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. The Company may pay an amount less than $291,937 of dividends during the year ended December 31, 2022, without the prior approval of the Colorado Insurance Commissioner. Prior to any payment of dividends, the Company provides notice to the Colorado Insurance Commissioner. Dividends are non-cumulative and paid as determined by the Board of Directors, subject to the limitations described above. During the years ended December 31, 2021, 2020 and 2019 the Company paid dividends to GWL&A Financial Inc, totaling $506,000, $357,752, and $639,801, respectively.

The portion of unassigned deficit (surplus) represented or (reduced) by each of the following items is:

	December 31,
	2021	2020
Unrealized (losses) gains	(139,137)	(76,064)
Non-admitted assets	(973,028)	(946,880)
Surplus as regards reinsurance	370,205	454,045
Asset valuation reserve	(236,291)	(202,003)
Separate accounts	(1,504)	(1,504)
Total unassigned deficit	$(979,755)	$(772,406)

Risk-based capital ("RBC") is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

14. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$461,912	$—	$461,912	$481,393	$—	$481,393	$(19,481)	$—	$(19,481)
Valuation allowance adjustment	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax asset	461,912	—	461,912	481,393	—	481,393	(19,481)	—	(19,481)
Deferred tax assets non-admitted	(403,242)	—	(403,242)	(340,176)	8,930	(331,246)	(63,066)	(8,930)	(71,996)
Net admitted deferred tax asset	58,670	—	58,670	141,217	8,930	150,147	(82,547)	(8,930)	(91,477)
Gross deferred tax liabilities	(23,993)	(12,213)	(36,206)	(15,258)	(8,930)	(24,188)	(8,735)	(3,283)	(12,018)
Net admitted deferred tax asset	$34,677	$(12,213)	$22,464	$125,959	$—	$125,959	$(91,282)	$(12,213)	$(103,495)

The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	22,464	—	22,464	125,959	—	125,959	(103,495)	—	(103,495)
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	22,464	—	22,464	125,959	—	125,959	(103,495)	—	(103,495)
(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	433,977	—	—	304,773	—	—	129,204
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	36,206	—	36,206	15,258	8,930	24,188	20,948	(8,930)	12,018
Total deferred tax assets admitted as a result of the application of SSAP No. 101	$58,670	$—	$58,670	$141,217	$8,930	$150,147	$(82,547)	$(8,930)	$(91,477)

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	1,325.36%	918.28%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$2,893,182	$2,031,818

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents the impact of tax planning strategies:

	December 31, 2021		December 31, 2020		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax asset	$461,912	$—	$481,393	$—	$(19,481)	$—
% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross deferred tax assets	$58,670	$—	$141,217	$8,930	$(82,547)	$(8,930)
% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

The components of current income taxes incurred include the following:

	Year Ended December 31,
	2021	2020	Change
Current income tax	$22,402	$(20,260)	$42,662
Federal income tax on net capital gains	(11,628)	12,592	(24,220)
Total	$10,774	$(7,668)	$18,442

	Year Ended December 31,
	2020	2019	Change
Current income tax	$(20,260)	$(98,474)	$78,214
Federal income tax on net capital gains	12,592	120,618	(108,026)
Total	$(7,668)	$22,144	$(29,812)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,
Deferred income tax assets:	2021	2020	Change
Ordinary:
Reserves	$38,493	$38,987	$(494)
Investments	2,046	1,784	262
Pension accrual	—	11	(11)
Provision for dividends	9	2,168	(2,159)
Fixed assets	1,887	1,792	95
Compensation and benefit accrual	28,400	20,843	7,557
Receivables - non-admitted	19,162	13,737	5,425
Tax credit carryforward	138,406	111,979	26,427
Intangible	212,397	270,929	(58,532)
Other	21,112	19,163	1,949
Total ordinary gross deferred tax assets	461,912	481,393	(19,481)
Valuation allowance adjustment	—	—	—
Total adjusted ordinary gross deferred tax assets	461,912	481,393	(19,481)
Non-admitted ordinary deferred tax assets	(403,242)	(340,176)	(63,066)
Admitted ordinary deferred tax assets	58,670	141,217	(82,547)
Capital:			—
Investments	—	—	—
Total capital gross deferred tax assets	—	—	—
Valuation allowance adjustment	—	—	—
Total adjusted gross capital deferred tax assets	—	—	—
Non-admitted capital deferred tax assets	—	8,930	(8,930)
Admitted capital deferred tax assets	—	8,930	(8,930)
Total admitted deferred tax assets	$58,670	$150,147	$(91,477)

Deferred income tax liabilities:
Ordinary:
Investments	$(7,357)	$(547)	$(6,810)
Premium receivable	(3,381)	(3,414)	33
Policyholder reserves	(8,424)	(10,931)	2,507
Experience refunds	—	—	—
Other	(4,831)	(366)	(4,465)
Total ordinary deferred tax liabilities	(23,993)	(15,258)	(8,735)

Capital
Investments	$(12,213)	$(8,930)	$(3,283)
Total capital deferred tax liabilities	(12,213)	(8,930)	(3,283)

Total deferred tax liabilities	$(36,206)	$(24,188)	$(12,018)

Net admitted deferred income tax asset	$22,464	$125,959	$(103,495)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,
	2021	2020	Change
Total deferred income tax assets	$461,912	$481,393	$(19,481)
Total deferred income tax liabilities	(36,206)	(24,188)	(12,018)
Net deferred income tax asset	$425,706	$457,205	(31,499)
Tax effect of unrealized capital gains (losses)			7,717
Other surplus			280
Change in net deferred income tax			$(23,502)

	December 31,
	2020	2019	Change
Total deferred income tax assets	$481,393	$224,934	$256,459
Total deferred income tax liabilities	(24,188)	(19,678)	(4,510)
Net deferred income tax asset	$457,205	$205,256	251,949
Tax effect of unrealized capital gains (losses)			5,187
Other surplus			(422)
Change in net deferred income tax			$256,714

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income taxes. The significant items causing this difference are as follows:

	December 31,
	2021	2020	2019
Income tax expense at statutory rate	$66,774	$(356,646)	$61,396
Earnings from subsidiaries	(31,726)	(30,013)	(22,849)
Tax exempt investment income	(4,430)	—	—
Ceding commission from Protective, net of transaction expenses	(17,606)	(17,540)	112,889
Dividend received deduction	(4,751)	(5,553)	(6,161)
Tax adjustment for interest maintenance reserve	(31,757)	130,717	(1,739)
Interest maintenance reserve release on Protective transaction	—	—	(107,527)
Prior year adjustment	101	552	(1,695)
Non-deductible Personal Capital contingent consideration	12,986	—	—
Statutory purchase accounting adjustment	65,891	—	—
Tax effect on non-admitted assets	(5,382)	4,884	3,425
Tax credits	(1,419)	(2,963)	(3,660)
Income tax on realized capital gain (loss)	(11,627)	12,592	120,618
Tax contingency	(1,926)	931	1,129
Other	(852)	(1,343)	(4,282)
Total	$34,276	$(264,382)	$151,544

	2021	2020	2019
Federal income taxes incurred	$10,774	$(7,668)	$22,144
Change in net deferred income taxes	23,502	(256,714)	129,400
Total income taxes	$34,276	$(264,382)	$151,544

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

As of December 31, 2021, the Company had no operating loss carryforwards.

As of December 31, 2021, the Company has Guaranteed Federal Low Income Housing tax credit carryforwards of $138,406. These credits will begin to expire in 2031.

As of December 31, 2021, the Company has foreign tax credit carryforwards of $0.

The following are income taxes incurred in prior years that will be available for recoupment in the event of future net losses:

Year Ended December 31, 2021	$—
Year Ended December 31, 2020	20,366
Year Ended December 31, 2019	132,977

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities (the “U.S. Consolidated Group”):

Great-West Lifeco U.S. LLC

GWFS Equities, Inc.

GWL&A Financial Inc.

Great-West Life & Annuity Insurance Company of South Carolina

Great-West Life & Annuity Insurance Company of New York

Putnam Investments, LLC

Putnam Acquisition Financing, Inc.

Putnam Retail Management, LP

Putnam Retail Management GP, Inc.

Putnam Investor Services, Inc.

PanAgora Holdings, Inc

PanAgora Asset Management, Inc.

Putnam Advisory Holdings, LLC

Putnam Advisory Holdings II, LLC

Empower Retirement, LLC

Advised Assets Group, LLC

Great-West Trust Company, LLC

Great-West Capital Management, LLC

Personal Capital Corporation

Personal Capital Advisors Corporation

Personal Capital Services Corporation

Personal Capital Technology Corporation

The Company, GWL&A NY and GWSC (“GWLA Subgroup”) are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether the taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The GWLA Subgroup accounts for income taxes on the modified separate return method on each of their separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a standalone basis; however the Company also considers taxable income or losses from other members of the GWLA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables (“Tax Sharing Agreement”) among the U.S. consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization of any net operating losses and other tax attributes by members of the U.S. Consolidated Group, which can lead to receiving a payment when none would be received from the jurisdiction had a real separate tax return been required. The GWLA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service (“I.R.S.”).

The Company determines income tax contingencies in accordance with Statement of Statutory Accounting Principles No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP No. 101. As of December 31, 2021 the amount of tax contingencies computed in accordance with SSAP No. 5R is $0, with the exception of interest and penalties. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes accrued interest and penalties related to tax contingencies in current income tax expense. During the years ended December 31, 2021 and 2020, the Company recognized approximately $(1,926) and $931 of expense from interest and penalties related to the uncertain tax positions. The Company had $448 and $2,374 accrued for the payment of interest and penalties at December 31, 2021 and 2020, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. The Parent's U.S. federal and state tax filings are subject to adjustment or examination by the relevant tax authorities for tax years ending December 31, 2007 and thereafter. The Company does not expect significant increases or decreases to unrecognized tax benefits to federal, state or local audits.

The Company does not have any foreign operations as of the periods ended December 31, 2021 and December 31, 2020 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

15. Employee Benefit Plans

Post-Retirement Medical and Supplemental Executive Retirement Plans

Previously, the Company sponsored an unfunded Post-Retirement Medical Plan (the “Medical Plan”) that provided health benefits to retired employees who are not Medicare eligible. The Medical Plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate. The Company’s policy is to fund the cost of the Medical Plan benefits in amounts determined at the discretion of management. Effective January 1, 2020, the Company transferred the Medical Plan to its subsidiary, Empower.

The Company provides Supplemental Executive Retirement Plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by these plans. The Company is the owner and beneficiary of the insurance contracts.

A December 31 measurement date is used for the employee benefit plans.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company’s Post-Retirement Medical and Supplemental Executive Retirement plans, where applicable:

	Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020	2021	2020
Change in projected benefit obligation:
Benefit obligation, January 1	$—	$22,696	$42,163	$40,801	$42,163	$63,497
Service cost	—	—	—	—	—	—
Interest cost	—	—	852	1,175	852	1,175
Actuarial (gain) loss	—	—	(1,040)	2,753	(1,040)	2,753
Regular benefits paid	—	—	(2,567)	(2,566)	(2,567)	(2,566)
Benefit obligation transferred to Empower	—	(22,696)	—	—	—	(22,696)
Benefit obligation and under funded status, December 31	$—	$—	$39,408	$42,163	$39,408	$42,163
Accumulated benefit obligation	—	$—	39,408	42,163	39,408	$42,163

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2021	2020
Change in plan assets:
Fair Value of plan assets, January 1	$—	$—
Employer contributions	2,567	2,566
Regular Benefits paid	(2,567)	(2,566)
Fair Value of plan assets, December 31	$—	$—

The following table presents amounts recognized in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus for the Company’s Supplemental Executive Retirement plan:

	Supplemental Executive Retirement Plan
	December 31,
	2021	2020
Amounts recognized in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus:
Accrued benefit liability	$(36,928)	$(38,349)
Liability for pension benefits	(2,480)	(3,814)
Total other liabilities	$(39,408)	$(42,163)
Unassigned deficit	$(2,480)	$(3,814)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents amounts not yet recognized in the statements of financial position for the Company’s Supplemental Executive Retirement plan:

	Supplemental Executive Retirement Plan
	December 31,
	2021	2020
Unrecognized net actuarial gain (loss)	$(2,480)	$(3,515)
Unrecognized prior service cost		(299)

The following table presents amounts in unassigned deficit recognized as components of net periodic benefit cost for the Company’s Post-Retirement Medical and Supplemental Executive Retirement plans:

	Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020	2021	2020
Items not yet recognized as component of net periodic cost on January 1,	$—	$(472)	$(3,814)	$(1,331)	$(3,814)	$(1,803)
Transferred to Empower	—	472	—	—	—	472
Prior service cost recognized in net periodic cost	—	—	300	299	300	299
Gain recognized in net periodic cost	—	—	(6)	(29)	(6)	(29)
Gain (loss) arising during the year	—	—	1,040	(2,753)	1,040	(2,753)
Items not yet recognized as component of net periodic cost on December 31	$—	$—	$(2,480)	$(3,814)	$(2,480)	$(3,814)

The following table provides information regarding amounts in unassigned deficit that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2022:

Supplemental Executive Retirement Plan
Net actuarial gain	$(6)
Prior service cost	—

The expected benefit payments for the Company’s Supplemental Executive Retirement plan for the years indicated are as follows:

	2022	2023	2024	2025	2026	2027 through 2031
Supplemental executive retirement plan	10,334	5,810	2,215	1,997	1,806	8,283

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents the components of net periodic cost (benefit):

	Post-Retirement Medical Plan			Supplemental Executive Retirement Plan			Total
	Year Ended December 31,			Year Ended December 31,			Year Ended December 31,
	2021	2020	2019	2021	2020	2019	2021	2020	2019
Components of net periodic cost (benefit):
Service cost	$—	$—	$1,435	$—	$—	$—	$—	$—	$1,435
Interest cost	—	—	825	852	1,175	1,510	852	1,175	2,335
Amortization of unrecognized prior service cost	—	—	817	300	299	299	300	299	1,116
Amortization of gain from prior periods	—	—	(225)	(6)	(29)	(50)	(6)	(29)	(275)
Net periodic cost	$—	$—	$2,852	$1,146	$1,445	$1,759	$1,146	$1,445	$4,611

The following tables present the assumptions used in determining benefit obligations of the Supplemental Executive Retirement plans at December 31, 2021 and 2020:

	Supplemental Executive Retirement Plan
	December 31,
	2021	2020
Discount rate	2.60%	2.09%
Rate of compensation increase	N/A	N/A

During 2020, the Company adopted the Society of Actuaries Mortality Improvement Scale (MP-2020) which the Company elected to continue to use for 2021.

The following tables present the weighted average interest rate assumptions used in determining the net periodic benefit/cost of the Supplemental Executive Retirement plans:

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2021	2020
Discount rate	2.09%	2.98%
Rate of compensation increase	N/A	N/A

The discount rate has been set based on the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

Beginning December 31, 2012, the Company began participation in the pension plan sponsored by GWL&A Financial. During 2017, that plan froze all future benefit accruals for pension-eligible participants as of December 31, 2017. The Company’s share of net expense for the pension plan was $3,625, $7,806 and $14,842 during the years ended December 31, 2021, 2020 and 2019.

The Company offers unfunded, non-qualified deferred compensation plans to a select group of executives, management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains / losses or interest on the amount deferred. The programs are not qualified under Section 401 of the Internal Revenue Code. Participant

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

balances, which are included in Other liabilities in the accompanying statutory financial statements, are $56,179 and $49,595 at December 31, 2021 and 2020, respectively.

Previously, the Company sponsored a qualified defined contribution benefit plan covering all employees. Under this plan, employees may contribute a percentage of their annual compensation to the plan up to certain maximums, as defined by the plan and by the Internal Revenue Service (“IRS”). Effective January 1, 2020, the Company transferred the qualified defined contribution benefit plan to its subsidiary, Empower Retirement, LLC. Previously, the Company matched a percentage of employee contributions in cash. The Company recognized $24,955 in expense related to this plan for the year ended December 31, 2019, respectively.

16. Share-Based Compensation

Equity Awards

Lifeco, of which the Company is an indirect wholly-owned subsidiary, maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company.  Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant.  The Lifeco plan provides for the granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant, exercisable within 10 years from the date of grant. Compensation expense is recognized in the Company's financial statements over the vesting period of these stock options using the accelerated method of recognition.

Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options, unless otherwise determined by the Human Resources Committee. At its discretion, the Human Resources Committee may vest the unvested options of retiring option holders, with the options exercisable within five years from the date of retirement. In such event, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time.

Liability Awards

The Company maintains a Performance Share Unit Plan (“PSU plan”) for officers and employees of the Company.  Under the PSU plan, “performance share units” are granted to certain of its officers and employees of the Company. Each performance unit has a value equal to one share of Lifeco common stock and is subject to adjustment for cash dividends paid to Lifeco stockholders, Company earnings results as well as stock dividends and splits, consolidations and the like that affect shares of Lifeco common stock outstanding.

If the performance share units vest, they are payable in cash equal to the average closing price of Lifeco common stock for the 20 trading days prior to the date following the last day of the three-year performance period. The estimated fair value of the performance unit is based on the average closing price of Lifeco common stock for the 20 trading days prior to the grant. The performance share units generally vest in their entirety at the end of the three years performance period based on continued service.  The PSU plan contains a provision that permits all unvested performance share units to become vested upon death or retirement. Changes in the fair value of the performance share units that occur during the vesting period is recognized as compensation cost over that period.

Performance share units are settled in cash and are recorded as liabilities until payout is made. Unlike share-settled awards, which have a fixed grant-date fair value, the fair value of unsettled or unvested liabilities awards is remeasured at the end of each reporting period based on the change in fair value of one share of Lifeco common stock. The liability and corresponding expense are adjusted accordingly until the award is settled.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Compensation Expense Related to Share-Based Compensation

The compensation expense related to share-based compensation was as follows:

	Year Ended December 31,
	2021	2020	2019
Lifeco stock plan	$457	$593	$899
Performance share unit plan	8,818	6,431	15,458
Total compensation expense	$9,275	$7,024	$16,357

Income tax benefits	$1,947	$1,465	$3,414

During the year ended December 31, 2021, 2020 and 2019, the Company had $111, $48 and $(67) respectively, income tax benefits (expense) realized from stock options exercised.

The following table presents the total unrecognized compensation expense related to share-based compensation at December 31, 2021 and the expected weighted average period over which these expenses will be recognized:

	Expense	Weighted average period (years)
Lifeco stock plan	$252	1.1
Performance share unit plan	1,391	0.2

Equity Award Activity

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding. The options granted relate to underlying stock traded in Canadian dollars on the Toronto Stock Exchange; therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted average
	Shares under option	Exercise price (Whole dollars)	Remaining contractual term (Years)	Aggregate intrinsic value (1)
Outstanding, January 1, 2021	3,171,470	$25.95
Granted	—	NA
Exercised	(551,830)	23.71
Expired	(3,440)	27.30
Outstanding, December 31, 2021	2,616,200	26.35	5.0	$9,266
Vested and expected to vest, December 31, 2021	2,616,200	26.35	5.0	9,266
Exercisable, December 31, 2021	1,839,740	27.01	4.2	5,303

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

(1) The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2021 and the exercise price of the option (only if the result is positive) multiplied by the number of options.

The following table presents additional information regarding stock options under the Lifeco plan:

	Year Ended December 31,
	2021	2020	2019
Weighted average fair value of options granted	NA	NA	$2.32
Intrinsic value of options exercised (1)	2,804	1,097	3,282
Fair value of options vested	770	911	1,358

(1) The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

The fair value of the options granted during the year ended December 31, 2019 was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

Year Ended December 31,
2019
Dividend yield	5.46%
Expected volatility	19.68%
Risk free interest rate	1.83%
Expected duration (years)	6.0

Liability Award Activity

The following table summarizes the status of, and changes in, the Performance Share Unit Plan units granted to Company employees which are outstanding:

Performance Units
Outstanding, January 1, 2021	958,827
Granted	28,800
Forfeited	(5,248)
Paid	(403,617)
Outstanding, December 31, 2021	578,762

Vested and expected to vest, December 31, 2021	578,762

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The cash payment in settlement of the Performance Share Unit Plan units was $11,928, $8,569 and $5,815 for the years ended December 31, 2021, 2020 and 2019, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

17. Participating Insurance

Individual life insurance premiums paid, net of reinsurance, under individual life insurance participating policies were 30%, 55%, and (1)% of total individual life insurance premiums earned during the years ended December 31, 2021, 2020 and 2019 respectively. The Company accounts for its policyholder dividends based upon the contribution method. The Company paid dividends in the amount of $18,129, $18,497 and $23,461 to its policyholders during the years ended December 31, 2021, 2020 and 2019, respectively.

18. Concentrations

No customer accounted for 10% or more of the Company’s revenues during the year ended December 31, 2021. In addition, the Company is not dependent upon a single customer or a few customers. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

19. Commitments and Contingencies

Future Contractual Obligations

The following table summarizes the Company’s estimated future contractual obligations:

	Payment due by period
	2022	2023	2024	2025	2026	Thereafter	Total
Surplus notes - principal (1)	$—	$—	$—	$527,500	$—	$1,550,225	$2,077,725
Surplus notes - interest (2)	74,030	74,030	74,030	72,368	67,383	1,615,354	1,977,197
Investment purchase obligations (3)	1,165,936	—	1,545	—	—	5,000	1,172,481
Other liabilities (4)	69,783	46,810	2,215	1,997	1,806	8,284	130,895
Total	$1,309,749	$120,840	$77,790	$601,865	$69,189	$3,178,863	$5,358,296

(1)  Surplus notes principal - Represents contractual maturities of principal due to the Company’s parent, GWL&A Financial, under the terms of four long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company’s Statement of Admitted Assets, Liabilities, Capital and Surplus because of the $34,931 of unamortized debt modification gain as discussed in Note 13.

(2)  Surplus notes interest - All surplus notes bear interest at a fixed rate through maturity. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2021.

(3)  Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amounts of these unfunded commitments at December 31, 2021 was $1,172,481, of which $655,615 were related to limited partnership interests. Related party transactions comprise of $164,184 of the unfunded limited partnership interests at December 31, 2021. At December 31, 2021, $1,165,936 was due within one year, $1,545 was due within four to five years, and $5,000 was due after five years.

(4)  Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include:

•	Expected benefit payments for the Company's supplemental executive retirement plan through 2027

•	Unrecognized tax benefits

•	Personal Capital contingent payment consideration

As part of the Personal Capital acquisition, the Company included contingent consideration based on the potential achievement of certain key metrics. An initial contingent consideration earn-out value of $20,000 represented management’s best estimate, which could be up to $175,000 based on the achievement of growth in assets under management metrics defined in the Merger Agreement, payable following measurements through December 31, 2021 and December 31, 2022.

The contingent consideration provision was increased by $80,000 in 2021 for a total contingent consideration provision of $100,000 at December 31, 2021. The increase in 2021 was due to growth in net new assets above the amount assumed at the date

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

of acquisition. Changes in the fair value of the contingent consideration measured in accordance with the Merger Agreement subsequent to the completion of the purchase price allocation are recognized in operating and administrative expenses in the Consolidated Statements of Earnings. Based on current estimates, management anticipates paying $59,000 in 2022 and $41,000 in 2023 in contingent consideration.

Rent expense for the years ended December 31, 2021, 2020 and 2019 were $30,243, $25,324 and $33,473 respectively.

Originally entered into on March 1, 2018 and as amended on July 7, 2020, the Company has a revolving credit facility agreement in the amount of $50,000 for general corporate purposes.  The credit facility has an expiration date of March 1, 2023.  Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, of $673,000, as defined in the credit facility agreement (compiled on the unconsolidated statutory accounting basis prescribed by the NAIC), at any time. The Company was in compliance with all covenants at December 31, 2021 and 2020. At December 31, 2021 and 2020 there were no outstanding amounts related to the current credit facilities.

In addition, the Company has other letters of credit with a total amount of $8,595, renewable annually for an indefinite period of time. At December 31, 2021 and 2020, there were no outstanding amounts related to those letters of credit.

In October 2020, the Company became a member of the FHLB of Topeka. FHLB provides access to billions of low-cost funding dollars to banks, credit unions, insurance companies and community development financial institutions in the United States. At December 31, 2021, the Company had an estimated borrowing capacity of approximately $2,500,000. All borrowings must be collateralized and the required collateral amount is based on the type of investment securities pledged. No amounts were borrowed as of December 31, 2021 and 2020. Additionally, the Company was required to purchase FHLB of Topeka stock and, at December 31, 2021 and 2020, owns $501 and $500, respectively, of Class A stock which are currently not eligible for redemption.

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters may result in a material impact on the Company's financial position, results of operations, or cash flows.

The liabilities transferred and ceding commission received at the closing of the MassMutual transaction are subject to future adjustments. In December 2021, MassMutual provided the Company with its listing of proposed adjustments with respect to the liabilities transferred. In December 2021, the Company formally objected to these proposed adjustments. The Master Transaction Agreement requires the parties to attempt to resolve these differences in an informal manner and that process is ongoing. Based on the information presently known, it is difficult to predict the outcome of this matter with certainty, but this matter is not expected to materially impact the financial position of the Company.

The Company is involved in other various legal proceedings that arise in the ordinary course of its business.  In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s financial position, results of its operations, or cash flows.

The Company and GWL&A NY have an agreement whereby the Company has committed to provide financial support to GWL&A NY related to the maintenance of adequate regulatory surplus and liquidity. The Company is obligated to invest in shares of GWL&A NY in order for GWL&A NY to maintain the capital and surplus at the greater of 1) $6,000, 2) 200% of GWL&A NY RBC minimum capital requirements if GWL&A NY total assets are less than $3,000,000 or 3) 175% of GWL&A

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

NY RBC minimum capital requirements if GWL&A NY total assets are $3,000,000 or more. There is no limitation on the maximum potential future payments under the guarantee. The Company has no liability at December 31, 2021 and 2020 for obligations under the guarantee.

20. Reconciliation between Annual Statement and Audited Financial Statements

The accompanying statutory financial statements reflect certain adjustments to amounts previously reported in the annual statement filed with the Colorado Division of Insurance. The following reconciles net income and capital and surplus included in the annual statement to the accompanying statutory financial statements as of December 31, 2021:

		Capital and
	Net Income	Surplus
As reported in the annual statement	$ 297,946	$ 2,915,646
Adjustment to federal income tax expense (benefit)	1,022	1,022
Adjustment to change in net unrealized capital (losses) gains, net of income taxes		97,492
Adjustment to change in net deferred income taxes		(94,794)
As reported herein	$ 298,968	$ 2,919,366

21. Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through April 15, 2022, the date on which they were issued. On February 2, 2022, the Company’s Board of Directors declared a dividend of $95,000. The dividend was paid on March 16, 2022 to the Company’s sole shareholder, GWL&A Financial. Prior to the payment of this dividend, the Company received approval from the Colorado Insurance Commissioner.

On July 21, 2021, the Company announced it's intent to acquire the full-service retirement business of Prudential Financial, Inc. Prudential's retirement recordkeeping business comprises more than 4,300 workplace savings plans, with approximately 4 million participants and $314 billion in assets. The transaction closed on April 1, 2022.

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Investment income earned:
U.S. Government bonds	$911
Other bonds (unaffiliated)	746,320
Bonds of affiliates	318
Preferred stocks (unaffiliated)	4,249
Common stocks (unaffiliated)	1
Common stocks of affiliates	963
Mortgage loans	141,323
Real estate	31,241
Contract loans	186,842
Cash, cash equivalents and short-term investments	6,249
Derivative instruments	31,105
Other invested assets	181,987
Aggregate write-ins for investment income	8,619
Gross investment income	$1,340,128

Real estate owned - Book value less encumbrances:	$40,192

Mortgage loans - Book value:
Commercial mortgages	$4,304,031

Mortgage loans by standing - Book value:
Good standing	$4,304,031

Other long-term invested assets - Statement value:	$769,962

Contract loans	$3,795,766

Bonds and stocks of parents, subsidiaries and affiliates - Book value:
Bonds	$3,582
Common stocks	$206,853

Bonds and short-term investments by maturity and NAIC designation:
Bonds by maturity - Statement value:
Due within one year or less	$2,735,798
Over 1 year through 5 years	8,581,796
Over 5 years through 10 years	11,842,807
Over 10 years through 20 years	3,188,886
Over 20 years	1,998,881
Total by maturity	$28,348,168

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Bonds and short-term investments by NAIC designation - Statement value:
NAIC 1	$16,077,592
NAIC 2	11,688,761
NAIC 3	526,833
NAIC 4	24,085
NAIC 5	30,700
NAIC 6	197
Total by NAIC designation	$28,348,168

Total bonds publicly traded	$15,455,056
Total bonds privately placed	$12,893,112

Preferred stocks - Statement value	$116,878
Common stocks - Market value	$220,224
Short-term investments - Book value	$9,993
Collar, swap and forward agreements open - Statement value	$118,362
Futures contracts open - Current value	$2,660

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Life insurance in-force:
Ordinary	$3,223,975
Group life	—

Life insurance policies with disability provisions in-force:
Ordinary	$19,328
Group life	17,564,995

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	$—
Income payable	—
Ordinary - involving life contingencies:
Income payable	—
Group - not involving life contingencies:
Amount on deposit	—
Income payable	—
Group - involving life contingencies:
Income payable	121

Annuities:
Ordinary:
Immediate - amount of income payable	$335
Deferred - fully paid account balance	247
Deferred - not fully paid - account balance	—
Group:
Certificates - amount of income payable	$61,930
Certificates - fully paid account balance
Certificates - not fully paid account balance	48,848,148

Accident and health insurance - equivalent premiums in-force:
Group	$—

Deposit funds and dividend accumulations
Deposit funds - account balance	40,951
Deposit accumulations - account balance	17,236

Claim payments:
Group accident and health:

2021	$4,009
2020	9,856
2019	5,917
2018	2,738
2017	2,390
Prior	17,578

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Open for SIRI and SIS

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Supplemental Schedule of the Annual Audit Report

Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.	Assumption reinsurance

b.	Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles ("GAAP"). As such, the Company has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP.

The Company has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.

PART C
OTHER INFORMATION

Item 27. Exhibits
(a) Board of Directors Resolution
(a) (1) Certified copy of resolution of Board of Directors of Depositor authorizing the establishment of Registrant is incorporated by reference to the initial Registration Statement on Form N-4 filed on February 22, 1996 (File No. 333-01153).
(b) Custodian Agreements - Not Applicable
(c) Underwriting Contracts
(c) (1) Underwriting agreement between Depositor and GWFS Equities, Inc. (formerly, BenefitsCorp Equities, Inc.), dated May 1, 2003, is incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, filed on April 21, 2003, (File No. 333-52956).
(c) (2)  Selling Agreement between Depositor and GWFS Equities, Inc. and Charles Schwab & Company, Inc., dated June 11, 2014, is incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed on April 20, 2015 (File No. 333-194043).
(c) (3)Distribution Agreement between Depositor and Investment Distributors, Inc. (“IDI”) dated October 5, 2020 is  incorporated by reference to Post-Effective Amendment No. 12 to the initial Registration Statement on Form N-4, filed on May 10, 2021, (File No. 333-194044).
(c) (4)Assignment Agreement between Depositor, Great-West Life & Annuity Insurance Company of New York, GWFS Equities, Inc., Investment Distributors, Inc. and Charles Schwab & Co., Inc. is incorporated by reference to Post-Effective Amendment No. 12 to the initial Registration Statement on Form N-4, filed on May 10, 2021, (File No. 333-194044).
(d) Contracts
(d) (1) Form of the variable annuity contract is incorporated by reference to Registrant’s initial Registration Statement on Form N-4, filed on February 20, 2014 (File No. 333-194043).
(d) (2) Form of variable annuity contract amendment is incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement, filed on December 19, 2014 (File No. 333-194043).
(d) (3) Form of Guaranteed Lifetime Withdrawal Benefit Rider is incorporated by reference to Registrant’s initial Registration Statement on Form N-4, filed on February 20, 2014 (File No. 333-194043).
(d) (4) Form of Guaranteed Lifetime Withdrawal Benefit Rider V2 is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 filed on February 10, 2017 (File No. 333-194043).
(d) (5) Form of Guaranteed Lifetime Withdrawal Benefit Rider amendment is incorporated by reference to Registrant’s Post-Effective Amendment No. 9 to the Registration Statement, filed on February 11, 2019 (File No. 333-194043).
(d) (6) Form of Individual Retirement Annuity Endorsement is incorporated by reference to Registrant’s initial Registration Statement on Form N-4, filed on February 20, 2014 (File No. 333-194043).
(d) (7) Form of Roth Individual Retirement Endorsement is incorporated by reference to Registrant’s initial Registration Statement on Form N-4, filed on February 20, 2014 (File No. 333-194043).
(d) (8) Form of Non-Qualified Stretch Annuity Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 9 to the Registration Statement, filed on February 11, 2019 (File No. 333-194043).

(d) (9) Form of Restricted Beneficiary Payout Options Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No.9 to the Registration Statement, filed on February 11, 2019 (File No. 333-194043).
(d) (10) Form of Non-Grantor Trust Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 9 to the Registration Statement, filed on February 11, 2019 (File No. 333-194043).
(d) (11) Form of SECURE Act Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 filed on April 14, 2020 (File No. 333-194043).
(e) Applications
(e) (1) Form of application is incorporated by reference to Registrant’s initial Registration Statement on Form N-4, filed on February 20, 2014 (File No. 333-194043).
(e) (2) Form of application is incorporated by reference to Registrant’s Post-Effective Amendment No. 11, filed on April 15, 2019 (File No. 333-194043).
(f) Depositor's Certification of Incorporation and By-Laws
(6)(a) Amended and Restated Articles of Incorporation of Depositor, dated April 21, 2006, are incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed on April 20, 2015 (File No.333-194043).
(b) Bylaws of Depositor are incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed on April 20, 2015 (File No. 333-194043).
(g) Reinsurance Contracts
(g)(1) Reinsurance Agreement between Great-West Life & Annuity Insurance Company and Protective Life Insurance Company dated June 3, 2019 is filed herewith.
(h) Participation Agreements
(h) (1) Participation Agreement with AIM Variable Insurance Fund is incorporated by reference to Post- Effective Amendment No. 19 on Form N-4 filed on April 25, 2008 (File No. 333-52956).
(h) (2) Participation Agreement with Alger American Fund dated October 25, 1996, is incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form N-4, filed October 30, 1996 (File No. 811-07549).
(h) (2) (i) Amendment to Participation Agreement with Alger American Fund dated March 25, 1999, is incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, filed April 12, 2002 (File No. 333-01153).
(h) (2) (ii) Amendment to Participation Agreement with Alger American Fund dated February 7, 2001, is incorporated by reference to Pre- Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).
(h) (2) (iii) Amendment to Participation Agreement with Alger American Fund dated May 13, 2003 is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).
(h) (2) (iv) Amendment to Participation Agreement with Alger American Fund dated November 8, 2011, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4, filed December 30, 2011 (File No. 333-176926).
(h) (3) Participation Agreement with AllianceBernstein Variable Products Series Fund, Inc. (formerly Alliance Variable Products Series Fund, Inc.), dated April 30, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).
(h) (3) (i) Amendment to Participation Agreement with AllianceBernstein Variable Products Series Fund dated May 13, 2003, is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N- 4, filed May 29, 2003 (File No. 333-52956).

(h) (3) (ii) Amendment to Participation Agreement with AllianceBernstein Variable Products Series Fund dated April 2005 is incorporated by reference to Post-Effective Amendment No. 16 on Form N-4 filed on April 29, 2005 (File No. 333-52956).
(h) (3) (iii) Amendment to Participation Agreement with AllianceBernstein Variable Products Series Fund, Inc. dated July 25, 2008, is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-4, filed April 17, 2009 (File No. 333-52956).
(h) (4) Participation Agreement with ALPS Variable Investment Trust and Amendment to Participation Agreement with ALPS Variable Investment Trust dated December 17, 2014, is incorporated by reference to Registrant’s Post- Effective Amendment No. 5 to the Registration Statement on Form N-4 filed on February 10, 2017 (File No. 333-194043).
(h) (5) Participation Agreement with American Century Variable Portfolios, Inc. (formerly TCI Portfolios Inc.) dated October 24, 1996, is incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form N-4, filed October 30, 1996 (File No. 811-07549).
(h) (5) (i) Amendment to Participation Agreement with American Century Variable Portfolios dated February 15, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).
(h) (5) (ii) Amendment to Participation Agreement with American Century Variable Portfolios dated February 15, 2001, is incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, filed April 12, 2002 (File No. 333-01153).
(h) (5) (iii) Amendment to Participation Agreement with American Century Variable Portfolios dated May 13, 2003, is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).
(h) (6) Participation Agreement with American Funds Insurance Series dated January 28, 2008, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).
(h) (6) (i) Amendment to Fund Participation Agreement with American Funds Insurance Series dated September 30, 2011, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).
(h) (6) (ii) Amendment to Fund Participation Agreement with American Funds Insurance Series dated August 28, 2013, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).
(h) (6) (iii) Amendment to Fund Participation Agreement with American Funds Insurance Series dated April 3, 2014, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).
(h) (7) Participation Agreement with Blackrock Variable Series Funds, Inc. dated April 1, 2014, is incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed on April 20, 2015 (File No. 333-194043).
(h) (8) Participation Agreement with BNY Mellon Investment Fund (formerly Dreyfus Investment Fund) dated May 1, 1999, is incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement on Form N-4, filed April 18, 2003 (File No. 333-01153).
(h) (8) (i) Amendment to Participation Agreement with BNY Mellon Investment Fund (formerly Dreyfus Investment Fund) dated March 20, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).

(h) (8) (ii) Amendment to Participation Agreement with BNY Mellon Investment Fund (formerly Dreyfus Investment Fund) dated May 21, 2003, is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).
(h) (9) Participation Agreement with Columbia Funds Variable Insurance Trust dated April 30, 2009, is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4, filed April 16, 2010 (File No. 333-52956).
(h) (9) (i) Participation Agreement with Columbia Funds Variable Insurance Trust I dated April 30, 2009, is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4, filed April 16, 2010 (File No.333-52956).
(h) (10) Participation Agreement with Delaware Group Premium Fund (now known as Delaware VIP Trust), dated April 20, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).
(h) (10) (i) Amendment to Participation Agreement with Delaware VIP Trust dated May 13, 2001, is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).
(h) (10) (ii) Amendment to Participation Agreement with Delaware VIP Trust dated April 2005, is incorporated by reference to Post-Effective Amendment No. 16 on Form N-4 filed on April 29, 2005 (File No. 333-52956).
(h) (10) (iii) Amendment to Participation Agreement with Delaware VIP Trust dated November 14, 2011, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4, filed December 30, 2011 (File No. 333-176926).
(h) (11) Participation Agreement with Scudder Kemper Investments (now known as DWS Investment VIT Series), dated February 15, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).
(h) (12) Participation Agreement with DWS Variable Series II (formerly Scudder Variable Series II) dated May 1, 2001, is incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4, filed April 16, 2002 (File No. 333-52956).
(h) (12) (i) Amendment to Participation Agreement with DWS Variable Series II (formerly Scudder Variable Series II), dated April 8, 2005, is incorporated by reference to Post-Effective Amendment No. 16 on Form N-4 filed on April 29, 2005 (File No. 333-52956).
(h) (13) Participation Agreement with Federated Insurance Series dated October 26, 1996, is incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form N-4, filed October 30, 1996 (File No. 811- 07549).
(h) (13) (i) Amendment to Participation Agreement with Federated Insurance Series dated February 15, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).
(h) (14) Participation Agreement with Franklin Templeton Insurance Products Trust dated May 1, 2000, is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 filed on April 14, 2008 (File No. 333- 147743).
(h) (14) (i) Amendment to Participation Agreement with Franklin Templeton Insurance Products Trust dated May 1, 2006, is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 filed on April 14, 2008 (File No. 333-147743).
(h) (14) (ii) Amendment to Participation Agreement with Franklin Templeton Insurance Products Trust dated May 1, 2008, is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 filed on April 14, 2008 (File No. 333-147743).

(h) (15) Fund Participation Agreement with Goldman Sachs Variable Insurance Trust dated May 1, 1999, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).
(h) (15) (i) Amendment to Fund Participation Agreement with Goldman Sachs Variable Insurance Trust dated April 11, 2014 is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).
(h) (16) Participation Agreement with Great-West Funds, Inc. dated December 15, 2011, is incorporated by reference to Registrant’s Post- Effective Amendment No. 3 to the Registration Statement on Form N-4 filed on April 20, 2015 (File No. 333-194043).
(h) (17) Participation Agreement with Janus Aspen Series dated October 16, 1996, is incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form N-4, filed October 30, 1996 (File No. 811- 07549).
(h) (17) (i) Amendment to Participation Agreement with Janus Aspen Series dated February 7, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).
(h) (17) (ii) Amendment to Participation Agreement with Janus Aspen Series dated February 9, 1999, is incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4, filed April 16, 2002 (File No. 333-52956).
(h) (17) (iii) Amendment to Participation Agreement with Janus Aspen Series dated May 13, 2003, is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).
(h) (17) (iv) Amendment to Participation Agreement with Janus Aspen Series dated November 8, 2011, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4, filed December 30, 2011 (File No. 333-176926).
(h) (18) Participation Agreement with J.P. Morgan Insurance Trust dated April 24, 2009, is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4, filed April 16, 2010 (File No. 333-52956).
(h) (18) (i) Participation Agreement and Amendment to Participation Agreement with J.P. Morgan Series Trust II, both dated April 20, 2001, are incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).
(h) (19) Participation Agreement with Lazard Retirement Series dated May 1, 2009, is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4, filed April 16, 2010 (File No. 333-52956).
(h) (19) (i) Amendment to Participation Agreement with Lazard Retirement Series dated October 3, 2011, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4, filed December 30, 2011 (File No. 333-176926).
(h) (20) Participation Agreement with Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Fund Advisor, LLC and Legg Mason Investor Services, LLC dated May 20, 2014, is incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed on April 20, 2015 (File No. 333-194043).
(h) (21) Participation Agreement with Lincoln Variable Insurance Products Trust (formerly Baron Capital Asset Fund) dated April 1, 1999 is incorporated by reference to Post-Effective Amendment No. 9 on Form N- 4, filed April 18, 2003 (File No. 333-01153).
(h) (22) Amendment to Participation Agreement with Baron Capital Trust dated May 13, 2003, is incorporated by reference to Post-Effective Amendment No. 10, filed May 29, 2003 (File No. 333-52956).

(h) (23) Participation Agreement with Lord Abbett Series Fund, Inc. dated September 8, 2011, is incorporated by reference to Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (23) (i) Amendment to Participation Agreement with Lord Abbett Series Fund, Inc. dated August 21, 2013, is incorporated by reference to Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (23) (ii) Amendment to Participation Agreement with Lord Abbett Series Fund, Inc. dated April 1, 2014, is incorporated by reference to Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (23) (iii) Amendment to Participation Agreement with Lord Abbett Series Fund, Inc. dated April 17, 2015, is incorporated by reference to Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(h) (24) Amended and Restated Participation Agreement with MFS Variable Insurance Trust and MFS Variable Insurance Trust II dated May 1, 2009, is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4, filed April 16, 2010 (File No. 333-52956).
(h) (24) (i) Amendment to Participation Agreement with MFS Variable Insurance Trust and MFS Variable Insurance Trust II dated April 1, 2017, is incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 filed April 13, 2017 (File No. 333-194043).
(h) (25) Participation Agreement with Neuberger Berman Advisers Management Trust dated March 1, 2005, is incorporated by reference to Post-Effective Amendment No. 17 on Form N-4 filed on April 26, 2006 (File No. 333-52956).
(h) (25) (i) Amendment to Participation Agreement with Neuberger Berman Advisers Management Trust dated September 30, 2011, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4, filed December 30, 2011 (File No. 333-176926).
(h) (26) Participation Agreement with Oppenheimer Variable Account Funds dated April 30, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).
(h) (26) (i) Amendment to Participation Agreements with Oppenheimer Variable Account Fund dated May 13, 2003, is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N- 4, filed May 29, 2003 (File No. 333-52956).
(h) (26) (ii) Amendment to Participation Agreement with Oppenheimer dated April 2005 is incorporated by reference to Post-Effective Amendment No. 16 on Form N-4 filed on April 29, 2005 (File No. 333-52956).
(h) (27) Participation Agreement with PIMCO Variable Insurance Trust dated September 18, 2002, is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).
(h) (27) (i) Amendment to Participation Agreement with PIMCO Variable Insurance Trust dated May 13, 2003, is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).
(h) (27) (ii) Amendment to Participation Agreement with PIMCO dated April 2005 is incorporated by reference to Post-Effective Amendment No. 16 on Form N-4 filed on April 29, 2005 (File No. 333-52956).
(h) (27) (iii) Amendment to Participation Agreement with PIMCO dated October 31, 2011 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4, filed December 19, 2011 (File No. 333-176926).
(h) (28) Participation Agreement with Pioneer Fund (formerly SAFECO Resource Trust) dated May 1, 1997, is incorporated by reference to Post-Effective Amendment No. 9 on Form N-4, filed April 18, 2003 (File No. 333-01153).

(h) (28) (i) Amendment to Participation Agreement with Pioneer Fund (formerly SAFECO Resource Trust) dated March 15, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4, filed April 25, 2001 (File No. 333-52956).
(h) (28) (ii) Amendment to Participation Agreement with Pioneer Fund (formerly SAFECO Resource Trust) dated May 13, 2003, is incorporated by reference to Post-Effective Amendment No. 10 on Form N-4, filed May 29, 2003 (File No. 333-52956).
(h) (28) (iii) Amendment to Participation Agreement with Pioneer Fund (formerly, SAFECO Resource Trust) dated December 2003, is incorporated by reference to Post-Effective Amendment No. 13 on Form N-4, filed March 31, 2004 (File No. 333-01153).
(h) (29) Participation Agreement with Putnam Variable Trust dated March 31, 2010 and Amendment to Participation Agreement dated October 5, 2011 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4, filed December 30, 2011 (File No. 333-176926).
(h) (30) Participation Agreement with Schwab Annuity Portfolios dated October 25, 1996, is incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form N-4, filed October 30, 1996 (File No. 811-07549).
(h) (31) Amendment to Participation Agreement with Charles Schwab Annuity Portfolios dated March 20, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).
(h) (31) (i) Amendment to Participation Agreement with Charles Schwab Annuity Portfolios dated March 20, 2001, is incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, filed April 12, 2002 (File No. 333-01153).
(h) (31) (ii) Amendment to Participation Agreement with Charles Schwab Annuity Portfolios dated April 29, 2016, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 filed on February 10, 2017 (File No. 333-194043).
(h) (32) Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc. dated February 1, 2002, is incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 filed on May 1, 2012 (File No. 333-177070).
(h) (32) (i) Amendment to Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc. dated November 10, 2008, is incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 filed on May 1, 2012 (File No. 333-177070).
(h) (32) (ii) Amendment to Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc. dated November 30, 2011, is incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 filed on May 1, 2012 (File No. 333-177070).
(h) (33) Participation Agreement with Touchstone Variable Series Trust dated May 1, 2009, is incorporated by reference to Post- Effective Amendment No. 21 to the Registration Statement on Form N-4, filed April 16, 2010 (File No. 333-52956).
(h) (33) (i) Amendment to Participation Agreement with Touchstone Variable Series Trust dated October 16, 2017, is incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, filed October 26, 2017 (File No. 333-194043).
(h) (34) Participation Agreement with Van Eck Worldwide Insurance Trust dated October 25, 1996 is incorporated by reference to Pre- Effective Amendment No. 2 to Registration Statement on Form N-4, filed October 30, 1996 (File No. 811-07549).

(h) (34) (i) Amendment to Participation Agreement with Van Eck Worldwide Insurance Trust dated April 23, 2009, is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4, filed April 16, 2010 (File No. 333-52956).
(h) (35) Participation Agreement with Wells Fargo Variable Trust dated October 1, 2005, is incorporated by reference to initial Registration Statement on Form N-4 filed on November 30, 2007 (File No. 333-147743).
(i) Administrative Contracts- None
(i) (1) Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to the Post-Effective Amendment No. 18 on Form N-4 to the Registration Statement, filed on April 27, 2007 (File No. 333-52956).
(j) Other Material Contracts - Not Applicable
(k) Legal Opinion
(k) (1) Opinion of counsel and consent is incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement, filed on May 22, 2014 (File No. 333-194043).
(l) Other Opinions
(l) (1) Written Consent of Eversheds Sutherland (US), LLP. is filed herewith.
(l) (2) Written Consents of Deloitte & Touche LLP is filed herewith.
(l) (3) Written Consent of KPMG US, LLC. is filed herewith.
(l) (4) Power of Attorney is filed herewith.
(m) Omitted Financial Statements - Not Applicable.
(n) Initial Capital Agreements - Not Applicable.
(o) Form of Initial Summary Prospectus - Not Applicable
(p) Organizational Chart of Power Corporation of Canada is filed herewith.

Item 28. Directors and Officers of the Depositor
Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a separate account of Great-West Life & Annuity Insurance Company, a stock life insurance company incorporated under the laws of the State of Colorado (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is attached as an exhibit herein.

Item 30. Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer or controlling person of Great-West against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

Colorado Business Corporation Act
Article 109 – INDEMNIFICATION
Section 7-109-101. Definitions.
As used in this article 109:
(1) “Corporation” includes any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.
(2) “Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or in any other capacity with, another person or an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director's duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a deceased director.
(3) “Expenses” includes counsel fees.

(4) “Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.
(5) “Official capacity” means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.
(6) “Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.
(7) “Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative and whether formal or informal.
Section 7-109-102. Authority to indemnify directors.
(1) Except as provided in subsection (4) of this section, a corporation may indemnify an individual made a party to a proceeding, because the individual is or was a director, against liability incurred in the proceeding if:
(a) The individual's conduct was in good faith; and
(b) The individual reasonably believed:
(I) In the case of conduct in an official capacity with the corporation, that the conduct was in the corporation's best interests; and
(II) In all other cases, that the conduct was at least not opposed to the corporation's best interests; and
(c) In the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful.
(2) A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of paragraph (a) of subsection (1) of this section.

(3) The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent does not, of itself, create a presumption that the director did not meet the relevant standard of conduct described in this section.
(4) A corporation may not indemnify a director under this section:
(a) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct under subsection (1) of this section; or
(b) In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.
(5) Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.
Section 7-109-103. Mandatory Indemnification of Directors.
Unless limited by its articles of incorporation, a corporation shall indemnify an individual who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the individual was a party because the individual is or was a director, against reasonable expenses incurred by the individual in connection with the proceeding.
Section 7-109-104. Advance of Expenses to Directors.
(1) A corporation may, before final disposition of a proceeding, pay for or reimburse the reasonable expenses incurred by an individual who is a party to a proceeding because that person is a director if:
(a) The director delivers to the corporation a written affirmation of the director's good faith belief that;
(I) The director has met the relevant standard of conduct described in section 7-109-102; or
(II) The proceeding involves conduct for which liability has been eliminated under a provision in the articles of incorporation as authorized by section 7-102-102(2)(d); and
(b) The director delivers to the corporation a written undertaking, executed personally or on the director's behalf, to repay any funds advanced if the director is not entitled to mandatory indemnification under section 7-109-103 and it is ultimately determined under section 7-109-105 or 7-109-106 that the director has not met the relevant standard of conduct described in section 7-109-102.
(2) The undertaking required by subsection (1)(b) of this section is an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.
(3) Authorizations of payments under this section shall be made in the manner specified in section 7-109-106.
Section 7-109-105. Court-Ordered Indemnification of Directors.
(1) Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification or an advance of expenses to the court conducting the proceeding or to another court of competent jurisdiction. After receipt of an application and after giving any notice the court considers necessary, the court may order indemnification or an advance of expenses in the following manner:
(a) If it determines that the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.
(b) If it determines that the director is entitled to indemnification or an advance of expenses under section 7-109-109(1), the court shall order indemnification or an advance of expenses, as applicable, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification or advance of expenses.

(c) If it determines that the director is fairly and reasonably entitled to indemnification or an advance of expenses in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102(1), failed to comply with section 7-109-104, or was adjudged liable in the circumstances described in section 7-109-102(4), the court may order such indemnification or advance of expenses as the court deems proper; except that the indemnification with respect to any proceeding in which liability has been adjudged in the circumstances described in section 7-109-102(4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.
Section 7-109-106. Determination and Authorization of Indemnification of Directors.
(1) A corporation may not indemnify a director under section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in section 7-109-102. A corporation shall not advance expenses to a director under section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by section 7-109-104(1)(a) and (1)(b) are received.
(2) The determinations required by subsection (1) of this section must be made:
(a) If there are two or more disinterested directors, by the board of directors by a majority vote of all the disinterested directors, a majority of whom constitute a quorum for this purpose, or by a majority vote of a committee of the board of directors appointed by such a vote, which committee consists of two or more disinterested directors;
(b) By independent legal counsel selected in the manner specified in subsection (2)(a) of this section or, if there are fewer than two disinterested directors, by independent legal counsel selected by a majority vote of the full board of directors; or
(c) By the shareholders, but shares owned by or voted under the control of a director who at the time is not a disinterested director may not be voted on the determination.
(3) Authorization of indemnification and an advance of expenses must be made in the same manner as the determination that indemnification or an advance of expenses is permissible; except that, if the determination that indemnification or an advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and an advance of expenses must be made by the body that selected the counsel.
Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.
(1) An officer is entitled to mandatory indemnification or an advance of expenses under section 7-109-103, and is entitled to apply for court-ordered indemnification or an advance of expenses under section 7-109-105, in each case to the same extent as a director.
(2) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director.
(3) A corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to such further extent as may be provided for by its articles of incorporation, bylaws, general or specific action of its board of directors or shareholders, or contract. This subsection (3) applies to an officer who is also a director if the basis on which the officer is made a party to the proceeding is an act or omission solely as an officer.

Section 7-109-108. Insurance.
A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, agent, associate, employee, fiduciary, manager, member, partner, promoter, or trustee of, or in any other capacity with, another person or an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person's status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under section 7-109-102, 7-109-103, or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether the insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.
Section 7-109-109. Variation by corporate action.
(1) A corporation may, by a provision in its articles of incorporation or bylaws or in a resolution adopted or a contract approved by its board of directors or shareholders, obligate itself in advance of the act or omission giving rise to a proceeding to provide indemnification in accordance with section 7-109-102 or advance funds to pay for or reimburse expenses in accordance with section 7-109-104. Such an obligatory provision;
(a) Satisfies the requirements for authorization, but not determination, referred to in section 7-109-106.
(b) That obligates the corporation to provide indemnification to the fullest extent permitted by law obligates the corporation to advance funds to pay for or reimburse expenses in accordance with section 7-109-104 to the fullest extent permitted by law, unless the provision specifically provides otherwise.
(2) A right of indemnification or to advances of expenses created by this article 109 or under subsection (1) of this section and in effect at the time of an act or omission must not be eliminated or impaired with respect to the act or omission by an amendment of the articles of incorporation or bylaws or a resolution of the board of directors or shareholders, adopted after the occurrence of the act or omission, unless, in the case of a right created under subsection (1) of this section, the provision creating the right and in effect at the time of the act or omission explicitly authorizes the elimination or impairment after the act or omission has occurred.
(3) A provision specified in subsection (1) of this section does not obligate the corporation to indemnify or advance expenses to a director of a predecessor of the corporation pertaining to conduct with respect to the predecessor, unless otherwise specifically provided. A provision for indemnification or an advance of expenses in the articles of incorporation, bylaws, or a resolution of the board of directors or shareholders of a predecessor of the corporation in a merger or in a contract to which the predecessor is a party, existing at the time the merger takes effect, is governed by section 7-90-204(1).
(4) Subject to subsection (2) of this section, a corporation may, by a provision in its articles of incorporation, limit any of the rights to indemnification or an advance of expenses created by or pursuant to this article 109.
(5) Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.
Section 7-109-110. Notice to Shareholders of Indemnification of Director.
If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.
Bylaws of Great-West
Article IV. Indemnification

SECTION 1. In this Article, the following terms shall have the following meanings:
(a) “expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;
(b) “liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;
(c) “party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(d) “proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.
SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:
(a) the person conducted himself or herself in good faith; and
(b) the person reasonably believed that his or her conduct was in the corporation’s best interests; and
(c) in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
(d) if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.
SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:
(a) the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and
(b) with respect to the matter(s) giving rise to the proceeding:
(i) the person conducted himself or herself in good faith; and
(ii) the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and
(iii) in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
(iv) if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.
Item 31. Principal Underwriter
(a) IDI is the principal underwriter of the Contract as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Annuity Separate Account, Protective Variable Life Separate Account, PLICO Variable Annuity Account S, Protective COLI VUL, Protective COLI PPVUL, Variable Annuity Separate Account A of Protective Life, PLAIC Variable Annuity Account S, and Protective NY COLI VUL. The
principal underwriter, IDI, is also currently distributing units of interest in the following separate accounts: Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company of New York, Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company, Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company, Variable Annuity-3 Series Account of Great-West Life & Annuity Insurance Company, COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company, COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company of New York, COLI VUL-4 Series Account of Great-West Life & Annuity Insurance Company, Maxim Series Account of Great-West Life & Annuity Insurance Company, Prestige Variable Life Account of Great-West Life & Annuity Insurance Company, Pinnacle

Series Account of Great-West Life & Annuity Insurance Company, Trillium Variable Annuity Account of Great-West Life & Annuity Insurance Company.
(b) Directors and Officers of IDI:
Name	Principal Business Address	Positions and Offices with Underwriter
B.K. Brown	2801 Highway 280 South, Birmingham, Alabama, 35223	Director
B.P. Coffman	2801 Highway 280 South, Birmingham, Alabama, 35223	Assistant Financial Officer
S. E. Creutzmann	2801 Highway 280 South, Birmingham, Alabama, 35223	Chief Compliance Officer and Director
J.F. Gilmer	2801 Highway 280 South, Birmingham, Alabama, 35223	Assistant Financial Officer and Director
D.C. Guerrera	2801 Highway 280 South, Birmingham, Alabama, 35223	Chief Financial Officer
V.A. Hicks	2801 Highway 280 South, Birmingham, Alabama, 35223	Senior Supervisory Principal
J.G. Johnson	2801 Highway 280 South, Birmingham, Alabama, 35223	Assistant Compliance Officer
F.M. Lee	2801 Highway 280 South, Birmingham, Alabama, 35223	Secretary
J.H. Lippeatt	2801 Highway 280 South, Birmingham, Alabama 35223	Supervisory Principal
L. Morsch	2801 Highway 280 South, Birmingham, Alabama, 35223	Assistant Secretary
J.B. Smith	2801 Highway 280 South, Birmingham, Alabama, 35223	Assistant Secretary
J. Wagner	2801 Highway 280 South, Birmingham, Alabama, 35223	President
(c) Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
IDI	N/A	None	N/A	N/A

Item 32. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through the Depositor, 8515 East Orchard Road, Greenwood Village, Colorado 80111 and at 2801 Highway 280 South, Birmingham, Alabama 35223.
Item 33. Management Services
Not Applicable.

Item 34. Fee Representation
(a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.
(d) Great-West Life & Annuity Insurance Company represents the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Great-West Life & Annuity Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Birmingham, and State of Alabama, on this 28th day of April, 2022.

VARIABLE ANNUITY-1 SERIES ACCOUNT (Registrant)
By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III* President and Chief Executive Officer of Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (Depositor)
By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III* President and Chief Executive Officer
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date
	/s/ R. Jeffrey Orr	Chairman of the Board	April 28, 2022
R. Jeffrey Orr*
	/s/ Edmund F. Murphy III	President and Chief Executive Officer	April 28, 2022
Edmund F. Murphy III*
	/s/ Andra S. Bolotin	Executive Vice President, Chief Financial Officer & Principal Accounting Officer	April 28, 2022
Andra S. Bolotin*
	/s/ John L. Bernbach	Director	April 28, 2022
John L. Bernbach*
	/s/ Robin Bienfait	Director	April 28, 2022
Robin Bienfait*
	/s/ Jeff Carney	Director	April 28, 2022
Jeff Carney*
	/s/ Marcel R. Coutu	Director	April 28, 2022
Marcel R. Coutu*
	/s/ André R. Desmarais	Director	April 28, 2022
André R. Desmarais*
	/s/ Paul G. Desmarais, Jr.	Director	April 28, 2022
Paul G. Desmarais, Jr.*
	/s/ Gary A.Doer	Director	April 25, 2022
Gary A. Doer
	/s/ Gregory J. Fleming	Director	April 28, 2022
Gregory J. Fleming*
	/s/ Claude Généreux	Director	April 28, 2022
Claude Généreux*
	/s/ Alain Louvel	Director	April 28, 2022
Alain Louvel*
	/s/ Paula B. Madoff	Director	April 28, 2022
Paula B. Madoff*
	/s/ Paul A. Mahon	Director	April 28, 2022
Paul A. Mahon*
	/s/ Robert L. Reynolds	Director	April 28, 2022
Robert L. Reynolds*
	/s/ T. Timothy Ryan, Jr.	Director	April 28, 2022
T. Timothy Ryan, Jr.*
	/s/ Jerome J. Selitto	Director	April 28, 2022
Jerome J. Selitto*
	/s/ Gregory D. Tretiak	Director	April 28, 2022
Gregory D. Tretiak*
	/s/ Brian E. Walsh	Director	April 28, 2022
Brian E. Walsh*

*By:	/s/ Bradford Rodgers	*Attorney-in-fact pursuant to Power of Attorney	April 28, 2022
Bradford Rodgers

EXHIBIT INDEX

(g)(1) Reinsurance Agreement between Great-West Life Insurance Company and Protective Life Insurance Company dated June 3, 2019.
(l)(1) Consent of Eversheds Sutherland (US) LLP
(l)(2) Consents of Deloitte & Touche LLP
(l)(3) Consent of KPMG LLP
(l)(4) Power of Attorney
(p) Organization Chart of Power Corporation of Canada